                                   Evergreen
                            Variable Annuity Trust

                                 Annual Report
                               December 31, 1999


                                                [MUTUAL FUND SERVICE AWARD SEAL]

                         [LOGO OF EVERGREEN FUNDS]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders.....................................................   1

Evergreen VA Equity Index Fund
   Fund at a Glance........................................................   2
   Portfolio Manager Interview.............................................   3

Evergreen VA Fund
   Fund at a Glance........................................................   5
   Portfolio Manager Interview.............................................   6

Evergreen VA Foundation Fund
   Fund at a Glance........................................................   8
   Portfolio Manager Interview.............................................   9

Evergreen VA Global Leaders Fund
   Fund at a Glance........................................................  12
   Portfolio Manager Interview.............................................  13

Evergreen VA Growth and Income Fund
   Fund at a Glance........................................................  16
   Portfolio Manager Interview.............................................  17

Evergreen VA International Growth Fund
   Fund at a Glance........................................................  19
   Portfolio Manager Interview.............................................  20

Evergreen VA Masters Fund
   Fund at a Glance........................................................  22
   Portfolio Manager Interview.............................................  23

Evergreen VA Omega Fund
   Fund at a Glance........................................................  29
   Portfolio Manager Interview.............................................  30

Evergreen VA Small Cap Value Fund
   Fund at a Glance........................................................  32
   Portfolio Manager Interview.............................................  33

Evergreen VA Special Equity Fund
   Fund at a Glance........................................................  35
   Portfolio Manager Interview.............................................  36

Evergreen VA Strategic Income Fund
   Fund at a Glance........................................................  38
   Portfolio Manager Interview.............................................  39

Financial Highlights
Evergreen VA Equity Index Fund.............................................  42
Evergreen VA Fund..........................................................  42
Evergreen VA Foundation Fund...............................................  43
Evergreen VA Global Leaders Fund...........................................  43
Evergreen VA Growth and Income Fund........................................  44
Evergreen VA International Growth Fund.....................................  44
Evergreen VA Masters Fund..................................................  45
Evergreen VA Omega Fund....................................................  45
Evergreen VA Small Cap Value Fund..........................................  46
Evergreen VA Special Equity Fund...........................................  46
Evergreen VA Strategic Income Fund.........................................  47

Schedules of Investments
Evergreen VA Equity Index Fund.............................................  48
Evergreen VA Fund..........................................................  55
Evergreen VA Foundation Fund...............................................  58
Evergreen VA Global Leaders Fund...........................................  61
Evergreen VA Growth and Income Fund........................................  63
Evergreen VA International Growth Fund.....................................  66
Evergreen VA Masters Fund..................................................  70
Evergreen VA Omega Fund....................................................  76
Evergreen VA Small Cap Value Fund..........................................  78
Evergreen VA Special Equity Fund...........................................  80
Evergreen VA Strategic Income Fund.........................................  83

Statements of Assets and Liabilities.......................................  85

Statements of Operations...................................................  87

Statements of Changes in Net Assets........................................  89

Combined Notes to Financial Statements.....................................  93

Independent Auditors' Report............................................... 101

Additional Information..................................................... 102

                            Letter to Shareholders
                            ----------------------
                                 February 2000

                                    [PHOTO]

                               William M. Ennis
                               President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust annual report, which covers the twelve-month period ended December 31, 1999.

Uncertainty Over Interest Rates Influences the Markets

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks. By the third quarter of 1999, rising interest rates dampened performance of stocks across the board. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted a sell-off late in the year.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen Va Equity Index Fund
                   Fund at a Glance as of December 31, 1999


"We use sophisticated, quantitative tools to minimize transaction costs and other fund expenses, and employ sampling techniques to minimize the variation in returns between the Fund and the Index."


                                   Portfolio
                                  Management
                            ----------------------

                                    [PHOTO]

                                 Eric M. Teal
                            Tenure: September 1999


--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                              9/29/1999
Return Since Portfolio Inception                         15.47%
YTD income dividends per share                           $0.03
YTD capital gain distributions per share                 $0.03


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             VA Equity Index Fund           CPI       S&P 500

 9/30/99             10,000               10,000       10,000
10/31/99             10,604               10,018       10,633
11/30/99             10,803               10,024       10,849
12/31/99             11,547               10,030       11,488

Comparison of a $10,000 investment in Evergreen VA Equity Index Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Equity Index Fund
                          Portfolio Manager Interview


How did the Fund perform?

Evergreen VA Equity Index Fund was launched on September 29, 1999, and closed its first period on December 31, 1999. During that time, the Fund posted a strong performance, generating a return of 15.47% compared to a 14.88% return for the Standard & Poor's 500 Index (S&P 500), the Fund's benchmark, for the same period. The S&P 500's impressive returns have made it a difficult benchmark to surpass by actively managed funds, particularly with the narrow leadership that drove returns in 1999.

The Fund's objective is to achieve price and yield performance similar to the S&P 500 and is structured with 496 of the 500 stocks that comprise the Index. We use sophisticated, quantitative tools to minimize transaction costs and other fund expenses, and employ sampling techniques to minimize the variation in returns between the Fund and the Index. With its cash position hedged with S&P 500 futures, the Fund is fully invested at all times. We rebalance the Fund daily to ensure consistency with the S&P 500 Index.


                     Portfolio
                  Characteristics
                  ---------------
                (As of 12/31/1999)

Total Net Assets                        $18,685,435
Number of Holdings                              496
Beta                                           1.10
P/E Ratio                                     26.6x


What was the investment environment like during the period?

Despite narrow leadership in its stocks, the S&P 500 turned in a strong performance in 1999, rising 21.04% for the year. Technology issues, which comprise almost 30% of the Index, led the way with an 85.6% gain in 1999, 48.2% of which came in the fourth quarter. Funding from investors poured into the sector, enhancing growth prospects and strengthening corporate balance sheets. Heavy merger and acquisition activity also pushed prices higher.

We look forward to ongoing opportunity in S&P 500 stocks. We expect merger and acquisition activity to continue to provide new companies in the S&P 500 and the Fund. Also, rich in some of the fastest-growing technology companies available for investment, we believe many of these mid-capitalization companies will migrate to larger capitalization indices within the next year.


                Top 5 Industries
                ----------------
    (as a percentage of 12/31/1999 net assets)

Information Services & Technology             18.1%
Healthcare Products & Services                 8.7%
Finance & Insurance                            7.7%
Retailing & Wholesale                          5.9%
Utilities-Telephone                            5.8%

                 Top 10 Holdings
                 ---------------
     (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                4.5%
General Electric Co.                           3.8%
Cisco Systems, Inc.                            2.6%
Wal-Mart Stores, Inc.                          2.3%
Intel Corp.                                    2.1%
Exxon Mobil Corp.                              2.0%
Lucent Technologies, Inc.                      1.8%
International Business Machines Corp.          1.5%
Citigroup, Inc.                                1.4%
Oracle Systems Corp.                           1.3%


What is your outlook?

In our opinion, the steep rise in prices has caused some of the S&P 500 companies to become fully, to overvalued. We think the S&P 500 can still perform well, though, because of the strength and value that many other companies in the S&P 500 demonstrate. The S&P 500, and consequently, the Fund are currently well-balanced in both growth and value companies.

In our opinion, the ability to replicate the S&P 500 remains the key ingredient to tapping the full potential of the S&P 500 Index, thus making VA Equity Index Fund an excellent alternative for investors seeking potential returns from mid-capitalization companies.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen Va Fund
                   Fund at a Glance as of December 31, 1999


One of the hallmarks of our effort is to manage funds with good risk-return records."


                                   Portfolio
                                  Management
                             --------------------

                                    [PHOTO]

                             Jean C. Ledford, CFA
                              Tenure: August 1999


                                    [PHOTO]

                               Richard S. Welsh
                              Tenure: August 1999


--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               3/1/1996
Average Annual Returns
1 year                                                   23.03%
3 year                                                   21.56%
Since Portfolio Inception                                20.78%
12-month income dividends per share                      $0.11
12-month capital gain distributions per share            $1.34


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            VA Evergreen      CPI      S&P 500     Russell

  Mar-96        10,000      10,000      10,000      10,000
12/31/96        11,486      10,239      11,782      11,310
12/31/97        15,753      10,413      15,712      13,838
12/31/98        16,769      10,581      20,202      13,486
12/31/99        20,631      10,872      24,455      16,308

Comparison of a $10,000 investment in Evergreen VA Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 2000 Index (Russell 2000), and the Consumer Price Index (CPI).

The S&P 500 and the Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                          Portfolio Manager Interview


How did the Fund perform?

Evergreen VA Fund had a total return of 23.03% for the twelve-month period ended December 31, 1999, outperforming the new benchmark, the Standard & Poor's 500 Index, which returned 21.04%, as well as the Fund's former benchmark, the Russell 2000 Index, which returned 21.26%.


                     Portfolio
                  Characteristics
                  ---------------
                (As of 12/31/1999)

Total Net Assets                        $69,774,050
Number of Holdings                              129
Beta                                           1.02
P/E Ratio                                     74.9x


What was the investment environment like during the period?

The present management team took responsibility for the Fund in August, and began restructuring the portfolio by lowering the Fund's emphasis on financial industry stocks and increasing the weightings in technology and consumer, non-durable goods. We also reduced the number of holdings in the Fund, raised the average company size of our holdings, and lowered the cash position in the Fund to 2.8% of net assets.

These changes helped the Fund's performance improve significantly in the fourth quarter of 1999. Six months ago, the Fund was underweighted in technology. We raised that weighting substantially, focusing primarily on industry-leading companies. At the end of the fiscal year, six of the top ten holdings were in technology: Microsoft, Cisco Systems, Intel Corp., Sun Microsystems, Lucent Technologies and Dell Computer.



                  Top 5 Industries
                  ----------------
     (as a percentage of 12/31/1999 net assets)

Information Services & Technology             22.5%
Healthcare Products & Services                 9.5%
Communication Systems & Services               7.3%
Finance & Insurance                            7.2%
Retailing & Wholesale                          6.6%


Several representative investments underscore the types of companies that we have emphasized: Wal-Mart Stores, Exxon Mobil, Oracle Systems and Sun Microsystems.

Wal-Mart, which comprised more than 2% of net assets at the end of the fiscal year, is the world's largest retailer and now has expanded into eight non-U.S. markets. We expect that by the end of 2001, Wal-Mart's foreign retailing business alone will be larger than the business of any domestic retailer other than Wal-Mart itself. The company now has over 3,000 Wal-Mart, Sam's Clubs and Supercenter Stores. Supercenter Stores, which combine both retail and grocery stores to provide one-stop shopping for consumers, are anticipated to provide strong growth for the company. We expect Wal-Mart's business to grow by 20% this year.

Exxon Mobil Corp, now the world's dominant energy company, is benefiting from a strong world economy and an environment of rising oil prices. We expect its earnings to also rise by almost 20% this year. The company is rapidly reducing costs as it merges the formerly separate Exxon and Mobil company operations, and it has a significant ownership in the promising deepwater oil fields off West Africa.

In technology, we added to the Fund's existing position in Sun Microsystems, whose core business in computers is growing even as it is expanding into new areas linking computers and telecommunications. A newer position in technology is Oracle Systems, which has one of the largest database platforms on the internet. Its business is growing from the expansion of business-to-business commerce on the internet.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                          Portfolio Manager Interview



                Top 10 Holdings
                ---------------
    (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                5.1%
General Electric Co.                           4.9%
Cisco Systems, Inc.                            3.1%
Intel Corp.                                    3.0%
Sun Microsystems, Inc.                         2.9%
Wal-Mart Stores, Inc.                          2.5%
Exxon Mobil Corp.                              2.3%
Merck & Co., Inc.                              2.0%
Lucent Technologies, Inc.                      1.9%
Dell Computer Corp.                            1.7%


Portfolio Team and Strategy

We have a six-member team with a depth of investment experience of almost 60 years in total. Jean Ledford is the lead manager and also President and CEO of Evergreen Asset Management Corp. She is an investment professional with more than 20 years experience. For 2 1/2 years prior to joining Evergreen, she was the lead manager of American Century Select Fund. Before joining American Century Investments, she was an investment director of the State of Wisconsin Investment Board. Three of the remaining five members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. Joining them are analysts Caroline Yu and Robert Flamm, who have been analysts at Evergreen Asset Management Corp.

One of the hallmarks of our effort is to manage funds with good risk-return records. We seek strong performance for less risk, and we feel we have been successful in doing this in the past. We build portfolios from the bottom-up, emphasizing the selection of individual stocks of attractive companies with accelerating earnings and revenues. Our style allows us to find securities in a wide variety of industries. Our portfolios are well diversified. One consequence of this broader diversification is that we expect the volatility, or variability, of performance will be reduced when compared to the S&P 500.

We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. We start by screening 700-800 large company stocks, looking for companies with accelerating earnings and revenues or, in the case of companies with negative earnings, a reversal of the negative trends. After these screens, we apply old-fashioned fundamental analysis of each company to arrive at a portfolio of between 80 and 120 stocks that we like. While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices.

The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, restructuring and/or a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

Our sell discipline is just the reverse of our buy discipline. When a stock stops showing positive earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.

What is your outlook?

We anticipate continued economic growth. A significant factor that should affect the markets will be the extent to which the Federal Reserve Board (the Fed) raises short-term interest rates. The question is whether the Fed will raise rates by an additional one-half of one percent later, or whether the increases could be even greater. If the increases are greater, they could have a significant effect on opportunities in the market.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund
                   Fund at a Glance as of December 31, 1999


On the fixed-income side of the portfolio, we reduced the Fund's interest rate sensitivity, or vulnerability to rising interest rates, by shortening the duration of the bond portfolio."


                                   Portfolio
                                  Management
                             --------------------

                                    [PHOTO]

                             Jean C. Ledford, CFA
                              Tenure: August 1999

                                    [PHOTO]

                               Richard S. Welsh
                              Tenure: August 1999


--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               3/1/1996
Average Annual Returns
1 year                                                   10.64%
3 year                                                   16.09%
Since Portfolio Inception                                16.62%
12-month income dividends per share                      $0.28
12-month capital gain distributions per share            $0.04


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             VA Foundation
                  Fund          CPI        S&P 500

  Mar-96         10,000       10,000       10,000
12/31/96         11,527       10,239       11,782
12/31/97         14,732       10,413       15,712
12/31/98         16,299       10,581       20,202
12/31/99         18,034       10,872       24,455


Comparison of a $10,000 investment in Evergreen VA Foundation Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past Performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund
                            Portfolio Manager Fund

Performance


Evergreen VA Foundation Fund had a total return of 10.64% for the twelve-month period ended December 31, 1999. During the same twelve-month period, the Standard & Poor's 500 Index, a common benchmark for large-company stock performance, returned 21.04%.


                     Portfolio
                  Characteristics
                  ---------------
                 (As of 12/31/1999)

Total Net Assets                       $145,566,375
Number of Holdings                              151
Beta                                           0.65
P/E Ratio                                     75.2x


What was the investment environment like during the period?

The present management team took responsibility for the Fund in August, and began restructuring the portfolio by lowering the Fund's emphasis on financial industry stocks and increasing the weightings in technology and consumer, non-durable goods. We also reduced the number of holdings in the Fund, raised the average company size of our holdings, and lowered the cash position in the Fund.

On the fixed-income side of the portfolio, we reduced the Fund's interest rate sensitivity, or vulnerability to rising interest rates, by shortening the duration of the bond portfolio. We also added some very high quality, AAA-rated corporate bonds, to enhance income and give the portfolio more price stability. At the end of the fiscal year, on December 31, 1999, the Fund's assets were invested 73.9% in stocks, 23.2% in bonds, and 2.9% in cash.

These changes helped the Fund's performance improve significantly in the fourth quarter of the year. Six months ago, the Fund was underweighted in technology. We raised that weighting substantially, focusing primarily on large companies within the industry. At the end of the fiscal period, six of the top ten holdings were in technology: Microsoft, Cisco Systems, Intel Corp., Sun Microsystems, IBM and Lucent Technologies.


                  Top 5 Industries
                  ----------------
     (as a percentage of 12/31/1999 net assets)

Information Services & Technology             16.1%
Healthcare Products & Services                 6.4%
Finance & Insurance                            5.9%
Telecommunication Services & Equipment         5.8%
Utilities-Telephone                            4.9%

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund
                          Portfolio Manager Interview


Several representative investments underscore the types of companies that we have emphasized: Wal-Mart Stores, Exxon Mobil, Oracle Systems and Sun Microsystems.

Wal-Mart, which comprised almost 2% of net assets at the end of the fiscal year, is the world's largest retailer and now has expanded into eight non-U.S. markets. We believe that by the end of 2001, Wal-Mart's foreign retailing business alone will be larger than the business of any domestic retailer other than Wal-Mart itself. The company now has over 3,000 Wal-Mart, Sam's Clubs and Supercenter Stores. Supercenter Stores, which combine both retail and grocery stores to provide one-stop shopping for consumers, are anticipated to provide strong growth for the company. We expect Wal-Mart's business to grow by 20% this year.

Exxon Mobil Corp, now the world's dominant energy company, is benefiting from a strong world economy and an environment of rising oil prices. We expect its earnings to rise by almost 20% this year. The company is rapidly reducing costs as it merges the formerly separate Exxon and Mobil company operations, and it has a significant ownership in the very promising deepwater oil fields off West Africa.

In technology, we added to the Fund's existing position in Sun Microsystems, whose core business in computers is growing even as it is expanding into new areas linking computers and telecommunications. A newer position in technology is Oracle Systems, which has one of the largest database platforms on the internet. Its business is growing from the expansion of business-to-business commerce on the internet.


                  Top 10 Holdings
                  ---------------
     (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                3.8%
General Electric Co.                           3.6%
Cisco Systems, Inc.                            2.5%
Intel Corp.                                    2.4%
Sun Microsystems, Inc.                         1.9%
Wal-Mart Stores, Inc.                          1.9%
Exxon Mobil Corp.                              1.7%
International Business Machines Corp.          1.4%
Global Crossing, Ltd.                          1.4%
Lucent Technologies, Inc.                      1.4%


Portfolio Team and Strategy

We have a six-member team with a depth of investment experience at almost 60 years in total. Jean Ledford is the lead manager and also President and CEO of Evergreen Asset Management Corp. She is an investment professional with more than 20 years experience. For 2 1/2 years prior to joining Evergreen, she was the lead manager of American Century Select Fund. Before joining American Century Investments, she was an investment director of the State of Wisconsin Investment Board. Three of the remaining five members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. Joining them are analysts Caroline Yu and Robert Flamm, who had been analysts at Evergreen Asset Management Corp.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund
                          Portfolio Manager Interview


One of the hallmarks of our effort is to manage funds with good risk-return records. We seek strong performance for less risk, and we feel we have been successful in doing this in the past. We build portfolios from the bottom-up, emphasizing the selection of individual stocks of attractive companies with accelerating earnings and revenues. Our style allows us to find securities in a wide variety of industries. We believe our portfolios are well diversified. One consequence of this broader diversification is that we expect the volatility, or variability, of performance to be reduced when compared to the S&P 500.

Our selection process begins by reviewing 700-800 large company stocks. We seek those stocks that demonstrate accelerated earnings and revenue growth or, in the case of companies with negative earnings, a turnaround in the negative trends. After we apply this process, we arrive at a portfolio between 80 and 120 stocks that we feel offer growth potential and are attainable at reasonable prices.

Our sell discipline is just the reverse of our buy discipline. We monitor stocks that stop showing positive earnings, and begin the process of lightening our position.

What is your outlook?

We anticipate continued economic growth. We believe that the extent to which the Federal Reserve Board increases short-term interest rates is a significant factor that should affect opportunities in the market.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                   Fund at a Glance as of December 31, 1999

"Our investment strategy continues to rely on a discipline that emphasizes fundamental analysis and individual stock selection."


    Portfolio
    Management
------------------

     [PHOTO]

  Edwin D. Miska
Tenure: March 1997

--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               3/6/1997
Average Annual Returns
1 year                                                   24.72%
Since Portfolio Inception                                18.48%
12-month income dividends per share                      $0.06


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              VA Global       CPI       MSCI World Index

 3/31/97        10,000      10,000           10,000
 6/30/97        11,372      10,019           11,517
12/31/97        11,227      10,081           11,577
 6/30/98        12,777      10,188           13,528
12/31/98        13,348      10,244           14,447
 6/30/99        14,462      10,388           15,703
12/31/99        16,649      10,525           18,108


Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund1 versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. International investing involves increased risk and volatility.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Global Leaders Fund performed well for the twelve-month period ended December 31, 1999. The Fund returned 24.72%, in line with the 24.93% return of the Morgan Stanley Capital International World Index, a common benchmark for global investments.

The Fund had notable success in following its discipline of investing in large-cap industry leaders in the world's most developed economies, even though this emphasis limited its ability to take advantage of the resurgence in emerging markets.


                     Portfolio
                  Characteristics
                ------------------
                (As of 12/31/1999)

Total Net Assets                        $21,021,831
Number of Holdings                               98

What was the investment environment like during the period?


Throughout 1999, the global economy recovered strongly from the financial problems that had precipitated a crisis in Asia, Russia and Latin America in 1998. Virtually all financial markets rebounded to their previous, pre-crisis levels. The U.S. economy led the way with steady growth, low inflation and rising productivity. Technology stocks were the performance leaders in the United States. In Europe, positive factors included rising consumer spending and an increase in corporate restructuring and cost-cutting programs. However, deterioration in the value of the new currency, the euro, held back the returns for foreign investors. Asian markets, which had suffered through the most severe problems from the economic crisis, gradually showed recovery as their currencies stabilized and corporations again started growing their revenues and earnings. In general, we witnessed a period of synchronized global recovery, characterized by general economic growth and a trend of corporations to restructure themselves to improve their productivity.


                 Top 5 Industries
                 ----------------
     (as a percentage of 12/31/1999 net assets)

Merchandising                                 20.2%
Health & Personal Care                        10.1%
Financial Services                             9.7%
Technology                                     7.8%
Electrical & Electronics                       6.8%

How would you describe the strategy for the period?

We emphasized the United States as the leading economy in the world, home to many of the dominant companies in their industries. At the end of the fiscal year, holdings in the U.S. comprised 49.0% of the Fund's net assets. Our U.S. holdings tended to perform very well, with the average domestic stock investment returning 37%, significantly ahead of the domestic benchmark, the S&P 500 Index which returned 21.04% for the period. Major U.S. holdings with outstanding returns included: software company Oracle Systems Corp., which rose 289.4% during the year; internet equipment company Cisco Systems, Inc. up 130.7%; securities firm Morgan Stanley, Dean Witter, which rose 102.2%; Wal-Mart Stores, Inc., which returned 72.2%; and Microsoft Corp., which returned 69.9%.

Generally, our foreign investments performed in line with international benchmarks. The conservative mandate of the Fund, focusing on larger companies in developed nations, subdued overall return potential as emerging and smaller cap strategies significantly outperformed this year. In addition, the negative impact of foreign currency translations detracted from returns.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

We tended to keep our country allocations consistent during the period, although the weighting in Japan increased to about 10% of net assets during the final six months, partly because we cautiously increased our emphasis in Japan and partly because of the appreciated value of holdings. The Japanese stock market, which has been mired in a slump for most of the decade, seems to be recovering. In fact, two of the Fund's standout performers were Japanese corporations. Seven-Eleven Japan Co., Ltd., a chain of convenience stores, rose 95.7% during 1999, while electronic game company Nintendo Co., Ltd., was up 73%.

The Fund's investments in Hong Kong also performed well, with an average return of 39.7%, led by Cheung Kong Holdings, a real estate developer with a 76.5% return.

We had a very small position in the Malaysian market because of our concerns about market volatility. Two of the best performing Malaysian stocks were AMMB Holdings Berhad, which rose 163.2% and Malayan Banking Berhad, up 127%.

While we had a major emphasis in European stocks, which composed 35.0% of net assets at the end of the fiscal year, our investments in Europe were somewhat disappointing. The principal reason was that the new, common currency for 11 European nations, the euro, fell in value by 13.5% since its introduction in January 1999. Despite the poor performance of the currency, the Fund did have good performance from several European-based stocks, notably Nokia Corp., the Finland-based telecommunications equipment giant, which rose by 215.7%. In addition, the Fund's investments in France did relatively well, averaging 15% gains during the fiscal year. The best performing French holdings were the retailer Carrefour SA, which had a 46.1% return, and retailer Hermes International, which returned 84.7%.

Selected investments in Italy also contributed positively. The best-performing Italian investment for the Fund was eyeglass-frame manufacturer and retailer, Luxottica Group, which rose by 52.7%.

In Ireland, the Fund had just one holding, building materials company CRH Plc, which had a 23.9% return.

The Fund's investments in Germany performed poorly in 1999, losing 20.8% as a whole. Among the more disappointing issues were: utility companies RWE and VEW, which lost 27.6% and 15.9%, respectively, and the clothing manufacturer and retailer Hugo Boss, which fell 22.5%, largely the result of the currency translation effect. These stocks underperformed despite strong fundamentals. We remain optimistic about their long-term prospects.


                  Top 10 Holdings
                  ---------------
     (as a percentage of 12/31/1999 net assets)

Seven-Eleven Japan Co. Ltd.                    6.0%
Microsoft Corp.                                2.8%
Nintendo Co., Ltd.                             2.6%
Bombardier, Inc., Cl. B                        2.5%
Wal-Mart Stores, Inc.                          2.4%
Nokia Corp. ADR                                2.3%
Cisco Systems, Inc.                            2.2%
National Australia Bank, Ltd.                  1.8%
Intel Corp.                                    1.8%
Endesa SA, ADR                                 1.7%

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

What is your outlook?

Our overall outlook is positive. We see the opportunity for continued strong performance from U.S. holdings, where we have a large group of multi-national corporations that should benefit from the strengthening of the global economy. We also believe that many of our European investments have the potential to increase their earnings growth rates as the effects of their restructuring and cost-cutting programs take hold. Many companies in Europe are undergoing restructuring programs to improve profitability and overall competitiveness. We think they have the potential to produce sustained, positive stock performance. In Asia, the regional economy continues to improve gradually, and we will be watchful for new opportunities in which to invest.

Our investment strategy continues to rely on a discipline that emphasizes fundamental analysis and individual stock selection. We search for companies that show persistent earnings leadership over longer periods of time and that demonstrate their ability to expand their businesses even as economic conditions change. We believe companies with sound management teams and strong balance sheets should be best positioned to profit from emerging opportunities.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                    Fund at a Glance as of December 31, 1999


"We will continue to take a long-term view of investment opportunities, as we consider ourselves investors not traders."


         Portfolio
        Management
        ----------

         [PHOTO]

Philip M. Foreman, CFA, CFP
    Tenure: August 1997


         [PHOTO]

Irene D. O'Neill, CFA, CFP
  Tenure: September 1999


--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               3/1/1996
Average Annual Returns
1 year                                                   18.57%
3 year                                                   18.71%
Since Portfolio Inception                                19.66%
12-month income dividends per share                      $0.06
12-month capital gain distributions per share            $0.89


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                VA Growth & Income       CPI       S&P 400

  Mar-96              10,000           10,000       10,000
 6/30/96              10,711           10,116       10,411
12/31/96              11,899           10,239       11,361
 6/30/97              13,880           10,349       12,839
12/31/97              16,021           10,413       15,004
 6/30/98              17,238           10,523       16,293
12/31/98              16,788           10,581       17,871
 6/30/99              18,525           10,730       19,084
12/31/99              19,905           10,872       20,492

Comparison of a $10,000 investment in Evergreen VA Growth & Income Fund1 versus a similar investment in the Standard & Poor's 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 400 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen VA Growth and Income Fund had a total return of 18.57% for the twelve-month period ended December 31, 1999. This compared to the Standard & Poor's 400 MidCap Index, which returned 14.72%. Performance was supported by the Fund's investments in the media and broadcasting business, by brisk merger-and-acquisition activity that resulted in acquisition proposals for several Fund holdings, and by the decision to raise the emphasis on technology company stocks.


                    Portfolio
                 Characteristics
               ------------------
               (As of 12/31/1999)

Total Net Assets                        $84,066,989
Number of Holdings                              186
Beta                                           0.80
P/E Ratio                                     45.9x


What was the investment environment like during the twelve-month period?

Throughout the year we maintained a large, overweighted position in the stocks of media and broadcasting companies. Many of these holdings had healthy performance, helped by heavy advertising, including an influx of election-related ads and "dot-com" ads, or ads promoting businesses on the internet. One of the stronger performing investments, and one of the Fund's larger positions, was the New York Times Company, which benefited from political and electronic commerce advertising as well as by the decision to spin out its internet related business.

Radio station companies also benefited from the strong advertising market. Among the performance leaders were Emmis Broadcasting Corp. and Clear Channel Communications. Another excellent performer was Univision Communications, Inc., the leading source of Spanish language programming for cable television and the beneficiary of the interest of mainstream advertisers to target the nation's Spanish-speaking population.

Sony Corporation, the Fund's largest position, had extremely good performance, aided by the recovery in the Japanese market and the worldwide recognition of Sony's leadership in digital media. In addition, Sony's stock benefited from a corporate restructuring program and the performance of internet subsidiaries.

The Fund's emphasis on attractive mid-sized companies worked well, as a number of holdings were acquired or received takeover proposals from larger corporations. Primark International, manufacturer and distributor of commercial cooking equipment for the restaurant and hotel industry, was acquired by Illinois Tool Works, Inc. at a substantial premium over Primark's stock price. Omnipoint, a wireless communications company, purchased by Voicestream, was another example. The Fund also gained as Rohm and Haas purchased Morton International, a specialty chemical and salt company, and Motorola purchased General Instruments, the manufacturer of cable modems.


                  Top 10 Holdings
                  ---------------
     (as a percentage of 12/31/1999 net assets)

Sony Corp., ADR                                3.7%
General Electric Co.                           2.4%
New York Times Co., Cl. A                      2.3%
Microsoft Corp.                                1.8%
Computer Sciences Corp.                        1.7%
Nextel Communications, Inc., Cl. A             1.6%
Motorola, Inc.                                 1.6%
Emmis Broadcasting Corp., Cl. A                1.5%
McGraw-Hill Companies, Inc.                    1.5%
Omnipoint Corp.                                1.4%

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                          Portfolio Manager Interview

The Fund began the fiscal year with a very low weighting in technology stocks, only about 3% of net assets. While this low weighting kept the Fund from participating fully in the rally in technology stocks, we did add to our technology holdings steadily throughout the year, finishing the year with a weighting of about 16% of net assets.

Among the strong contributors to performance were PE Biosystems, manufacturer of equipment for the biotechnology industry, and Seagate Technologies, a disc drive corporation which also was a major shareholder in Veritas Software, a manufacturer of data storage software.

Another strong contributor to the Fund's performance was Kansas City Southern, a diversified corporation owning mutual fund companies as well as a railroad.

Among the disappointments were Rite-Aid, the drug store chain, and McKesson, a pharmaceutical company.

Describe the strategy for the Fund?

The Fund maintains a long-term strategy of investing in outstanding, mid-sized companies that are, in the advisor's view, undervalued. At least 75% of the Fund's assets typically are invested in mid-cap companies.

By "outstanding companies" we refer to companies that have a competitive advantage, that operate with barriers to protect against competition, and that generate high returns on capital. We also prefer to invest in companies in which executives and directors have significant ownership positions. We believe this tends to align the interests of corporate decision-makers with the interests of outside investors, such as ourselves.

By "on sale" we refer to companies whose stocks are trading at major discounts to the private market value of the company--or the price another corporation likely would pay to acquire the company.


                  Top 5 Industries
                  ----------------
     (as a percentage of 12/31/1999 net assets)

Printing, Publishing, Broadcasting &
Entertainment                                 13.1%
Information Services & Technology             10.2%
Healthcare Products & Services                 6.9%
Business Equipment & Services                  6.7%
Consumer Products & Services                   6.6%


What is your outlook?

We are extremely positive about the investment opportunities we see.

We believe media and broadcasting companies will continue to prosper because of heavy advertising, especially in an election year. While the financial services sector has not performed well in 1999, we intend to emphasize those companies relying on fee-based businesses rather than on lending, which is vulnerable to rising interest rates. We expect to continue to add to our position in the technology industry, although we intend to do so opportunistically, investing after corrections to take advantage of temporarily low prices. We also expect to de-emphasize retail and consumer durables companies, as we believe the Federal Reserve's hikes in short-term interest rates eventually will slow consumer spending.

We will continue to take a long-term view of investment opportunities, as we consider ourselves investors not traders. The mid-cap stock market still offers substantial value, especially when compared to the large-cap market, and we believe we are finding many good companies whose stocks are trading at discounts of 40% or more to their private market value.

                      EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund
                   Fund at a Glance as of December 31, 1999

"Much of the Fund's strong performance was achieved during the second half of the fiscal year as we increased our emphasis on technology and telecommunications stocks."


                                  Portfolio
                                  Management
                              -------------------

                                    [PHOTO]

                                Gilman C. Gunn
                              Tenure: August 1998


--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               8/17/1998
Average Annual Returns
1 year                                                   38.22%
Since Portfolio Inception                                20.92%
12-month income dividends per share                      $0.14
12-month capital gain distributions per share            $0.10


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             VA International      CPI      MSCI EAFE Index

 8/31/98          10,000         10,000         10,000
 9/30/98           9,365         10,012          9,696
12/31/98          10,285         10,031         11,708
 3/31/99          10,175         10,098         11,879
 6/30/99          10,624         10,171         12,189
 9/30/99          11,282         10,275         12,732
12/31/99          14,217         10,306         14,904

Comparison of a $10,000 investment in Evergreen VA International Growth Fund/1/ versus a similar investment in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. International investing involves increased risk and volatility.

                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA International Growth Fund performed very well during a period of change and opportunity in international markets. For the twelve-month period ended December 31, 1999, the Fund returned 38.22%, compared to the 26.96% return of the Morgan Stanley Capital International EAFE Index, a common benchmark for international investments.


                    Portfolio
                 Characteristics
                ------------------
                (As of 12/31/1999)

Total Net Assets                         $3,781,919
Number of Holdings                              170


What was the investment environment like during the twelve-month period?

1999 was a year of change and economic expansion in many foreign stock markets, although a weakening currency held back opportunities in most European countries. Much of the Fund's strong performance was achieved during the second half of the fiscal year as we increased our emphasis on technology and telecommunications stocks. We also were successful in a number of new stocks issued by smaller companies. In addition, the decision to increase the Fund's investments in Mexico and Brazil during the final two months of the fiscal year proved to be very successful as these two markets staged robust rallies in November and December.

The rally in technology and telecommunications stocks that began in the United States spread throughout the world, with companies like Nokia, the Finnish-based wireless communications equipment company, and Yahoo Japan, an internet firm, achieving extraordinary performance.

After enduring a deep slump for the previous nine years, the stock market in Japan rallied strongly during 1999. While large company stocks revived in the first part of the year, the strongest rally came among the stocks of smaller companies, particularly in the technology sector.

In Europe a new currency, the euro, was introduced in January 1999, but it had a difficult first year, losing 13.5% of its value versus the U.S. dollar. This weakening currency created a difficult environment and disappointing results for investments on the Continent, because any unhedged investments in most European company stocks had to achieve at least a 13.5% gain before the U.S. investor could break even.

However, the situation was much different in many emerging markets. After three extremely difficult years, emerging markets rebounded strongly. The rally began in Asia early in 1999 and then spread to Latin America.


                Top 5 Industries
                ----------------
    (as a percentage of 12/31/1999 net assets)

Telecommunications                            18.0%
Banking                                       11.9%
Machinery & Engineering                        5.9%
Technology                                     5.6%
Energy Sources                                 5.3%

                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund
                          Portfolio Manager Interview

How would you describe the strategy for the period?

As evidence of global economic expansion grew, we added to our positions in Japan, emerging markets and in technology. We began 1999 with a relatively low weighting in Japan, at about 12% of net assets. While this under-emphasis held back performance earlier in the year, we increased our weighting to 19.7% of net assets by the end of the year, with a major emphasis on technology and small company stocks. Similarly, we added to our positions in emerging markets, where we gradually raised our position to 13.7% of net assets from an extremely low weighting at the beginning of the year.

By the end of the year, technology and telecommunications investments accounted for 23.6% of the Fund's net assets. These investments performed very well, with the largest single holding in the portfolio, Nokia, doubling in value in the final six weeks of the year alone. To reduce risk but still profit from the transactions, we reduced our holding in Nokia.

In Japan, one of the Fund's largest holdings, Matsushita Communications, another wireless telecommunications equipment company, rose more than 175% since our investment early in the year.

Our increased investments in Latin America during the final quarter helped the Fund benefit from the strong rebound in the Mexican banking sector in particular. Two holdings, Grupo Financiero Banamex AC and Grupo Financiero Bancomer SA, each rose more than 40% during the final two months of the year.

                 Top 10 Holdings
                 ---------------
     (as a percentage of 12/31/1999 net assets)

Nokia AB Oyj                                   3.4%
Korea Telecom Corp.                            2.9%
Fanuc Ltd.                                     2.4%
SMC Corp.                                      2.3%
HSBC Holdings Plc                              2.0%
Nippon Telegraph & Telephone Corp.             1.8%
Deutsche Telekom AG                            1.8%
Mannesmann AG                                  1.8%
Embraer-Empresa Brasileira de Aeronautica SA   1.5%
Logitech International SA                      1.4%


What is your outlook?

We believe the global economic environment is likely to continue to grow steadily in 2000, but with moderate increases in interest rates in the United States and in Europe. The global economic expansion is broad and deep, providing a favorable climate for investing in equities. We also believe the economic growth throughout the world should benefit emerging market investments. In Japan, however, most of the opportunities appear concentrated in small-cap, technology companies and corporations undergoing restructuring programs. In Europe, corporations are reporting steady earnings growth, while the euro currency should strengthen after a very poor year in 1999. These two factors increase the attractiveness of European stocks.

With this environment, we intend to continue the Fund's investment discipline, emphasizing blue chip stocks in major markets, with strategic allocations to smaller company stocks as opportunities are found.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                   Fund at a Glance as of December 31, 1999


The investment environment for stocks was positive during the period. Economic growth was strong, consumer confidence was high and inflation remained at a relatively moderate level."

--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                              1/29/1999
Return Since Portfolio Inception                         27.58%
YTD income dividends per share                           $0.01
YTD capital gain distributions per share                 $0.16


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            VA Masters      CPI       S&P 400      S&P 500

 1/31/99      10,000      10,000       10,000       10,000
 2/28/99       9,570      10,012        9,477        9,688
 3/31/99       9,860      10,043        9,742       10,076
 4/30/99      10,160      10,116       10,510       10,466
 5/31/99      10,030      10,116       10,557       10,219
 6/30/99      10,840      10,116       11,112       10,786
 7/31/99      10,440      10,146       10,876       10,449
 8/31/99      10,290      10,170       10,506       10,397
 9/30/99      10,360      10,219       10,182       10,112
10/31/99      10,860      10,237       10,701       10,752
11/30/99      11,458      10,243       11,262       10,970
12/31/99      12,759      10,250       11,932       11,616

Comparison of a $10,000 investment in Evergreen VA Masters Fund/1/ versus a similar investment in the Standard and Poor's 400 Mid-Cap Index (S&P 400), the Standard & Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).

The S&P 400 and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

How did the Fund perform?

Since its inception, the Evergreen VA Masters Fund rose 27.58%, outperforming the 19.37% return of the S&P 400 Index and the 16.18% return of the S&P 500 Index. Evergreen VA Masters Fund is composed of four separate portfolios; each managed by a different investment advisor. Together these portfolios provide a diversified growth fund. Each investment advisor brings a unique investment approach to the Fund. As a result, the Fund has the potential to benefit from various investment methods and styles.


                      Portfolio
                   Characteristics
                   ---------------
                 (As of 12/31/1999)

Total Net Assets                        $18,872,511
Number of Holdings                              493
P/E Ratio                                     66.7x


                 Top 5 Industries
                 ----------------
    (as a percentage of 12/31/1999 net assets)

Information Services & Technology             18.7%
Healthcare Products & Services                 8.5%
Retailing & Wholesale                          7.3%
Oil/Energy                                     6.1%
Finance & Insurance                            5.2%


                Top 10 Holdings
                ---------------
    (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                2.3%
RSA Security, Inc.                             1.8%
Ethan Allen Interiors, Inc.                    1.5%
General Electric Co.                           1.5%
Health Management Associates, Inc., Cl. A      1.3%
Wal-Mart Stores, Inc.                          1.3%
Home Depot, Inc.                               1.2%
Terex Corp.                                    1.2%
Transocean Sedco Forex, Inc.                   1.2%
Network Solutions, Inc., Cl. A                 1.2%

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview


Mid-Cap Value Portfolio


                  Portfolio
                  Management
-------------------------------------------

     [PHOTO]                   [PHOTO]

Jean C. Ledford, CFA       Richard C. Welsh
Tenure: August 1999       Tenure: August 1999

The investment environment for stocks was positive during the period. Economic growth was strong, consumer confidence was high and inflation remained at a relatively moderate level. During the period, the Federal Reserve Board raised interest rates three times, each time by 0.25%, but higher interest rates had relatively little effect on investor enthusiasm for stocks. By the end of the period, the stock market had reached lofty heights. However, the breadth of the market (the number of stocks participating in its upward momentum) was narrow. Technology and related stocks accounted for most of the gains in the market. While technology stocks were the clear winners, many of the traditional blue chips struggled. Because of higher interest rates, financial stocks were particularly poor performers.

We use a traditional bottom-up investment strategy, which means we analyze the business fundamentals of a company. We select stocks for the portfolio on a case by case basis. Before adding a stock to the portfolio, we consider a number of factors. A company's earnings and revenue growth rates, its corporate structure, the strength of its management team and its product line are just some of the things we evaluate when seeking investments. We seek companies in a number of different industries and across economic sectors.

We have begun to restructure the portfolio so that it should include between 80 and 120 stocks. New investments are likely to focus on technology, energy and some health care areas. Because there is a possibility of higher interest rates, financial stocks will play less of a role in the Fund. We expect the new structure to reduce the portfolio's volatility of returns when compared to the S&P 500 Index. We also expect the portfolio's risk-adjusted returns to be favorable.

The Fund was fully invested during the period. In the third and fourth quarters, we added to the technology portion of the Fund. The strength of these technology shares boosted performance the most. We decreased the Fund's exposure to interest-sensitive industries, which included regional banks, financial services and homebuilding companies. The downsizing of the financial portion of the portfolio also had a positive impact on performance.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

We increased the Fund's allocation to energy, consumer durables and consumer non-durables. Rising oil prices boosted the value of the energy stocks in the portfolio. We added Exxon Mobil, the world's largest energy company. In 2000, a strong global economy and major internal restructuring should generate about a 20% earnings growth rate for Exxon Mobil. In the consumer non-durables area, we added Wal-Mart to the portfolio. Wal-Mart has over 3,000 stores around the world, and 2,000 of them have earnings growth rates greater than 20%. The company continues to expand internationally and currently has a presence in eight non-U.S. markets. By 2001, it is estimated that the international segment of Wal-Mart will be larger than any other U.S. retailer. Wal-Mart is also expanding its retail food business in its supercenters and expects that nearly 10% of its business will come from its expansion into retail foods.

What is your outlook?

The year 2000 should be a relatively good year for stocks. We expect economic growth and corporate earnings growth to be strong, and we believe the Federal Reserve Board will keep a gentle hand on interest rates. In 1999, the stock market was marked by swift and often severe responses to unmet expectations. Investors would simply rotate out of stocks that were disappointing and into others that were the latest favorites in the technology, telecommunication or biotechnology areas. As a result, overall market levels continued to move up. The key in 2000 will be managing the preferred investments as they ebb and flow over the course of the year. A healthy sign for continued market strength would be broader participation by the stocks and industries that failed to participate in 1999. We expect 2000 to be a year of more modest gains for both the S&P 500 and the NASDAQ.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

                           Mid-Cap Growth Portfolio

                                   Portfolio
                                  Management
                            --------------------

                                    [PHOTO]

                                Mark Regan, MFS
                             Tenure: January 1999


During the fourth quarter, performance was particularly strong. Technology was the leading sector in terms of performance, and the portfolio benefited from an over-weighting in the sector as well as good stock selection. Specifically, positions in RSA Security, Teradyne, and Sipex performed very well. Network Solutions, CBS Sportsline, and Checkfree Holdings contributed to strong stock selection in the Business Services sector. In addition, the portfolio was overweighted in this sector enhancing overall performance.

Although an overweighting of the Energy sector detracted from overall performance in the fourth quarter, we consider many companies in this sector to be fundamentally undervalued and poised to experience rapid growth due to continued robust prices in oil and natural gas. Examples of these companies in the Fund are Noble Drilling, Cooper Cameron, Newfield Exploration and Apache Corp. Strong stock selection and over weighting in the Healthcare sector improved overall performance towards the end of 1999. Health Management Associates, an operator of acute care hospitals in rural communities, performed strongly after announcing record revenues and was the major contributor in this sector.

Boosted by generally strong earnings growth, accelerating productivity gains, the brisk pace of technological innovation and low inflation, the equity market seems poised for continued long-term gains. On the other hand, short-term volatility and market weakness can never be ruled out, especially with many stock valuations and market indices near or at record highs. While stocks could receive a further boost if the Federal Reserve Board refrains from raising interest rates in the near term, an increase in rates might cause a short-term set back. Over the next twelve months, we believe opportunities exist for investors of small and mid-cap stocks and we continue to see signs that the market is broadening.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

                           Large-Cap Value Portfolio

                                   Portfolio
                                  Management
                -----------------------------------------------

                                    [PHOTO]

                Charles Albers & Nikolaos Monoyios, Oppenheimer
                             Tenure: January 1999


What was the investment environment like during the period?

The Oppenheimer portion of the VA Masters Fund is well diversified and generally reflects broad stock market trends. However, during this extraordinary period of concentrated performance in technology stocks, the portfolio has lagged the Standard & Poor's 500 Index (S&P 500). It is interesting to note that most of this under-performance occurred during the months of October and November 1999. We think that this extraordinary pace of appreciation in the most richly valued sector of the market is not sustainable and that the probabilities favor a closing of the performance gap going forward.

Portfolio Actions

During the month of November, the Oppenheimer portion of the Fund had total purchases of $958 million and sales of $715 million. Significant purchases include Microsoft, AT&T, Royal Dutch, Intel and DuPont and sales included Hewlett-Packard, Merck, Wells Fargo, SBC Communications and Ford.

What is your outlook?

At this time of the year there is an interplay of seasonal, cyclical and secular forces affecting the stock market. During a decade of low inflation (the CPI has averaged an annual increase of only 3%) and falling interest rates accompanied by strong increases in real growth and productivity, stock prices as measured by the S&P 500 have gained an average 17.8% annually. Looking ahead, we think equity returns will be more moderate, perhaps averaging 8% to 10% over the next few years. Seasonal forces, such as tax-loss selling and portfolio window-dressing may keep pressure on out of favor sectors of the market until year end. However, the first quarter of next year is likely to bring better relative performance by mid-capitalization and value stocks. The fund is gradually increasing its exposure to these stocks while maintaining its core positions in many of the larger cap and attractive growth stocks. We are confident that our disciplined investment strategy will continue to produce favorable investment results in the future.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

                          Large-Cap Growth Portfolio


                                  Portfolio
                                  Management
                                  ----------
                              Putnam Growth Team
                             Tenure: January 1999


1999 was marked by rapid, widespread market rotation. Large-cap growth stocks set records during the first two months, but mid and small-cap stocks did not participate in these gains. Large-capitalization stocks continued to lead the markets during this period and growth outperformed value.

The portfolio's best-performing stocks were in the technology, consumer staples, and communications services sectors. Technology, the clear market leader for 1999, was the prime contributor to the portfolio's performance.

Performance was hampered by weak stock performance in health care and financial services and from the strong performance of the energy, basic industry, and capital goods sectors (areas in which the portfolio was under-weighted). These sectors are composed of economically sensitive, cyclical stocks, but lack the type of growth stocks that meet our large-cap growth investment criteria.

What is your outlook?

Looking ahead, we believe that, although U.S. economic growth may slow in 2000, it will remain relatively robust. Markets already are watching nervously for signs of inflation, which will be a major influence on stock prices. Rising inflation could also result in soaring health-care premiums and increasing commodity prices. We also expect to see further Federal Reserve Board rate hikes if strong economic growth translates into inflation. We believe that high-quality growth companies will continue to benefit from persistent demand and visible earnings growth, particularly within the technology, consumer staples, and conglomerate sectors.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                   Fund at a Glance as of December 31, 1999

"We expect technology will continue to offer good opportunities, although the names of the performance leaders may be different."


                                   Portfolio
                                  Management
                           -------------------------

                                    [PHOTO]

                           Maureen E. Cullinane, CFA
                              Tenure: April 1999


--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               3/6/1997
Average Annual Returns
1 year                                                   47.24%
Since Portfolio Inception                                27.80%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            VA Omega      CPI      Russell 1000

  Mar-97     10,000     10,000        10,000
 6/30/97     10,270     10,044        11,248
12/31/97     11,100     10,107        12,277
 6/30/98     12,279     10,213        14,778
12/31/98     13,569     10,269        17,028
 6/30/99     15,308     10,414        18,808
12/31/99     19,979     10,551        22,672


Comparison of a $10,000 investment in Evergreen VA Omega Fund/1/ versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen VA Omega Fund (formerly Evergreen VA Aggressive Growth Fund) had strong performance during the twelve-month period ended December 31, 1999, producing a total return of 47.24%. During the same period, the Russell 1000 Growth Index, the Fund's benchmark, returned 33.16%.


                    Portfolio
                 Characteristics
                 ---------------
                (As of 12/31/1999)

Total Net Assets                        $24,175,588
Number of Holdings                               67
P/E Ratio                                     61.7x


What was the investment environment like during the period?

1999 will be remembered as the year of technology stocks. The year started out with a continuation of 1998 trends, with market performance led by a few large company growth stocks. In the second three months of the year, value-oriented stocks, primarily cyclical companies, started to do better, as did small and midcap stocks. About halfway through the year, however, technology started to take off. Investors recognized that the internet was a reality and that electronic commerce was creating profound changes in the way businesses operated and consumers behaved.

The growth in "e-commerce" created tremendous opportunities to invest in internet infrastructure companies such as Cisco Systems and JDS Uniphase. The movement of so much commerce and data over the internet also increased the demand for data storage; hardware companies such as EMC; and software companies such as Veritas also had excellent stock performance.

At the same time as the demand for technology increased, evidence continued to accumulate that the nation's business productivity was increasing rapidly due to the efficiencies created by technology. The growing recognition of the importance of pure technology companies was evidenced by the inclusion of both Microsoft and Intel in the Dow Jones Industrial Average. As a result, the valuations of many technology based company stocks went to new highs.

While technology was rallying, the more defensive areas in the market, including healthcare, financial services and consumer products, faltered in stock performance. Energy and other cyclical industries did well in the second quarter, but their overall performance for the year did not come close to that of the technology sector.


                 Top 5 Industries
                 ----------------
     (as a percentage of 12/31/1999 net assets)

Information Services & Technology             34.9%
Pharmaceuticals                               10.7%
Printing, Publishing, Broadcasting &
Entertainment                                 10.6%
Telecommunication Services & Equipment         8.3%
Finance & Insurance                            6.9%


How would you describe the strategy for the period?


Throughout the year, the Fund's allocation in technology gradually increased, both as a result of deliberate over-weighting of the sector and because of the price appreciation of the Fund's technology holdings. At the end of the year, about 45% of the Fund's net assets were invested in technology, including telecommunications, software, hardware and electronic equipment companies. We emphasized a core group of global technology leaders such as Cisco Systems, Microsoft, EMC and Intel, and enhanced these positions with

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview


smaller company stocks such as Yahoo, the internet company, and Sandisk, which manufactures electronic chips for digital cameras and other hand-held devices.

The Fund benefited from very strong performance by a wide variety of technology companies, including Veritas Software (data storage); Teradyne, (semi-conductor capital equipment); Qualcomm, (wireless communications equipment); Cree Research (semi-conductors); and JDS Uniphase (fiber optic components).

Less successful was our continued pursuit of a long-term strategy seeking to benefit from the "graying of America" by investing in healthcare stocks that provide the products and services for the aging baby boomer generation. Healthcare tended to hold back the Fund's performance during 1999, but we have maintained this emphasis because of our conviction about the sector's long-term opportunities. Moreover, we believe many healthcare stocks are selling at very attractive valuations. Despite 1999's disappointments, some pharmaceutical and healthcare investments did excel in 1999, including Enzon, a biotechnology company developing drugs to treat cancer, and VISX, which produces laser equipment used in surgical procedures to correct vision.

We also had an over-weighting in entertainment and media stocks, which performed very well, led by a number of radio station chains that benefited from consolidation and healthy advertising budgets. Among our holdings were radio station chains AMFM, Infinity Broadcasting and Entercom. We also had success with our investment in Univision Communications, Inc., the leader in Spanish-language television programming.


                  Top 10 Holdings
                  ---------------
     (as a percentage of 12/31/1999 net assets)

Cisco Systems, Inc.                            3.5%
EMC Corp.                                      3.4%
Microsoft Corp.                                3.1%
Teradyne, Inc.                                 2.6%
America Online, Inc.                           2.3%
Warner-Lambert Co.                             2.3%
Intel Corp.                                    2.3%
Cree Research, Inc.                            2.3%
Veritas Software Corp.                         2.3%
General Electric Co.                           2.2%


What is your outlook?


We think 2000 could be a good year in the domestic stock market, although with some volatility in stock valuations in the short term. We also expect we may see a great deal of rotation in the market as one group of companies supplants another in performance leadership. We expect interest rates to continue to rise during the first half of the year and the pace of economic growth to slow. We do not anticipate any significant rise in inflation.

We expect technology to continue to offer good opportunities, although the names of the performance leaders may be different. We also anticipate that healthcare stocks should do better in 2000 than they did in 1999.

With this as a backdrop, we are committed to our long-term strategy of maintaining a nucleus of stable growth companies led by strong management, with healthy business franchises and records of consistent earnings growth. We will continue to emphasize companies with the potential for acceleration of their earnings growth.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                    Fund at a Glance as of December 31, 1999


"We are very positive about the potential for strong small cap stock performance as valuations of small caps relative to larger companies are at some of the most attractive levels in many years."


                                   Portfolio
                                  Management
                                 ------------

                         [PHOTO OF JORDAN ALEXANDER,]
                             Jordan Alexander, CPA
                              Tenure: April 1999

                           [PHOTO OF EDWIN D. MISKA]
                                Edwin D. Miska
                            Tenure: September 1999


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               5/1/1998
Average Annual Returns
1 year                                                   12.07%
Since Portfolio Inception                                 5.22%
12-month income dividends per share                      $0.13
12-month capital gain distributions per share            $0.46


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
             VA Small Cap                  Russell          Wilshire
              Value Fund        CPI       2000 Value     Small Cap Value
  May-98        10,000        10,000        10,000           10,000
 6/30/98         9,810        10,031         9,591            9,564
12/31/98         9,714        10,086         8,592            8,825
 6/30/99        10,749        10,228         9,043            8,792
12/31/99        10,886        10,363         8,464            8,115

Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value), the Wilshire Small Cap Value Index (Wilshire Small Cap Value), and the Consumer Price Index (CPI).

The Russell 2000 Value and the Wilshire Small Cap Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen VA Small Cap Value Fund significantly outperformed its benchmark during a difficult period for small cap value investing. For the twelve-month period ended December 31, 1999, the Fund had a positive total return of 12.07%, compared with a decline of 1.49% for the Russell 2000 Value Index. The Fund's performance during the period was helped by strong gains in several issues in the technology, communications and health care sectors.


                           Portfolio Characteristics
                           -------------------------
                              (As of 12/31/1999)

Total Net Assets                                                    $4,958,252
Number of Holdings                                                          79
P/E Ratio                                                                23.4x


What was the investment environment like during the period?

1999 was a difficult environment for small cap value investing, particularly during the second half of the year. Market leadership tended to be narrowly focused on a relatively small group of large cap growth and technology companies. While the Russell 2000 Index did well, performance tended to be limited to issues in the technology sector, especially companies focused on the internet, and initial public stock offerings. The Fund invests in attractively valued small cap companies with a history of stable earnings growth, and issues with these characteristics tended to be ignored by the market.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 12/31/1999 net assets)

Consumer Products & Services                                              14.5%
Retailing & Wholesale                                                     12.6%
Building, Construction & Furnishings                                      10.2%
Banks                                                                      9.6%
Healthcare Products & Services                                             7.9%


Portfolio Strategy

The strength of a number of issues in the technology and communications sector contributed to the performance of the Fund. Some outstanding issues include Helix Technology (+243.5%), Scientific Atlanta (+144.8%), CSG Systems (+65.5%), Hadco Corp. (+63.7%), Antec Corp. 4.50% CV Due 5/15/2003 (+61.6%), SBS
Technologies (+48.7%), and Timberline Software (+48.0%). Helix Technology, a supplier of vacuum pumps and instrumentation components to semiconductor equipment manufacturers, is benefiting from the introduction of new products, strong operating leverage and an upturn in the semiconductor capital equipment market. Scientific Atlanta, a cable equipment company, has a strong fundamental outlook due to the upgrading of the cable TV infrastructure for broadband services. The company should see solid earnings growth over the year fueled by increased capital expenditures for two-way digital cable services and the successful launch of digital services using the company's set-top boxes by cable companies.

In health care, the Fund was helped by strong gains in Jones Pharma and Arthrocare. Arthrocare is developing several new products for the arthroscopy market. We initiated our position in Arthrocare early last year when the stock was trading at a forward price-earnings multiple of approximately 16x. The issue appreciated 512.5%

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Small Cap Value Fund
                          Portfolio Manager Interview


last year and we believe the company has multiple revenue opportunities as it applies its proprietary technology to diverse therapeutic areas, such as spinal surgery and cosmetic surgery. Jones Pharma, a specialty pharmaceutical company, was another strong performing health care issue with a gain of 114.8% for the period. The company is seeing accelerated earnings growth fueled by solid prescription growth in its endocrinology franchise as well as an improved competitive position for a key critical care product.

Technology and health care were the best performing sectors for the Fund during the period due largely to the strength of the issues mentioned. The heavy weighting of investments in consumer cyclicals and consumer staples were a drag on performance, although we expect strong consumer spending to continue to drive double-digit earnings growth and better stock performance for many of the consumer names in the portfolio.


                 Top 10 Holdings
                 ---------------
    (as a percentage of 12/31/1999 net assets)

TJ International, Inc.                         2.5%
Helix Technology Corp.                         2.4%
Whole Foods Market, Inc.                       2.3%
Chattem, Inc.                                  2.3%
Advanced Marketing Services, Inc.              2.3%
Applied Power, Inc., Cl. A                     2.2%
Furniture Brands International, Inc.           2.2%
ArthroCare Corp.                               2.2%
Ross Stores, Inc.                              2.2%
Papa John's International, Inc.                2.1%


What is your outlook?

We are very positive about the potential for strong small cap stock performance as valuations of small caps relative to larger companies are at some of the most attractive levels in many years. In the past, the small cap sector posted dramatic gains following similar periods of underperformance. For example, small caps more than doubled in 1975-76 and were up over 65% in 1990-91 after declining about 20% in the preceding year. The acceleration of stock buybacks and merger and acquisition activity in the small cap sector could provide a catalyst for the small cap sector this year. Favorable small cap performance has generally coincided with periods of strong cyclical growth, lower relative cost of capital, and a more profitable business environment. While the cost of capital for small cap companies relative to larger companies suggests a mixed environment, the overall economic outlook for earnings growth and profitability supports a favorable trend.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Special Equity Fund
                   Fund at a Glance as Of December 31, 1999


"We expect that our disciplined approach to stock selection and our systematic approach to portfolio construction should enable us to target some of the most attractive opportunities available, in the year ahead."


                                   Portfolio
                                  Management
                               -----------------

                                    [PHOTO]
                             Tim M. Stevenson, CFA
                             Tenure: October 1999

                                    [PHOTO]
                                 Eric M. Teal
                             Tenure: October 1999


--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                               9/29/1999
Return Since Portfolio Inception                         18.87%
YTD capital gain distributions per share                 $0.04


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              VA Special
              Equity fund          CPI          Russell 2000

 9/30/99         10,000           10,000           10,000
10/31/99         10,280           10,018           10,031
11/30/99         11,094           10,024           10,627
12/31/99         11,886           10,030           11,813

Comparison of a $10,000 investment in Evergreen VA Special Equity Fund/1/ versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen Va Special Equity Fund
                          Portfolio Manager Interview


How did the Fund perform?

Launched on September 29, 1999, Evergreen VA Special Equity Fund ended its first fiscal period on December 31, 1999. The Fund produced a strong return of 18.87%, during that time, surpassing the Russell 2000 Index, which returned 18.44%.


                     Portfolio
                  Characteristics
                  ---------------
                (As of 12/31/1999)

Total Net Assets                         $3,058,683
Number of Holdings                              149
Beta                                           0.88
P/E Ratio                                     24.8x


What was the investment environment like during the period?


The performance of small capitalization stocks varied widely during the year. In the first three months of 1999, large cap stocks led the stock market's rise. The NASDAQ Composite climbed 12.3% and the Dow Jones Industrial Average rose 7.0% versus a decline of 5.5% in the Russell 2000 Index and a 6.4% decline in the Standard and Poor's Midcap 400 Index. In the second half of the year, however, technology issues, particularly wireless communications and internet related companies, as well as a strong IPO market, caused related small cap stock prices to skyrocket. Venture capital money flowed from investors into many small cap companies, strengthening corporate balance sheets and enhancing growth potential. On the flipside, however, market leadership was narrow and traditional "value" companies lagged significantly. In contrast to the impressive gains posted by the Russell 2000, the Russell 2000 Value Index rose only 1.5% in the final quarter of 1999.


                   Top 5 Industries
                   ----------------
     (as a percentage of 12/31/1999 net assets)

Information Services & Technology              9.2%
Finance & Insurance                            9.2%
Retailing & Wholesale                          6.8%
Healthcare Products & Services                 5.8%
Communication Systems & Services               5.5%


How would you describe the strategy for the period?


The Fund was heavily weighted in the technology sector, actively employing its "bottom up" strategy. Each stock selected for the Fund is subject to rigorous qualitative and quantitative analysis, and must meet high expectations for total return potential. All holdings are evaluated based on growth, value and momentum and are closely monitored once they are positioned in the portfolio. During the period, technology holdings drove the Fund's performance. Metromedia Fiber Network and Clearnet Communications were our top-performers. Metromedia, a provider of bandwidth fiber optic communications equipment, returned 96% in the fourth quarter; and Clearnet, a wireless communications company, produced a 90% gain for the same period.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Special Equity Fund
                          Portfolio Manager Interview


In December 1999, profit-taking reduced the momentum demonstrated by many technology companies, causing us to reduce the Fund's position in that sector. We reinvested assets in the financial industry, which we believe represents significant value and is poised for a rebound. We also marginally boosted the "value" characteristics of the Fund by trimming back some of our positions in companies with extremely high earnings growth expectations. Our reasons for the strategy change were twofold. First, our stock selection model directed us toward stocks in the financial and industrial sectors versus technology issues. Second, historically, value-oriented stocks have outperformed growth issues in the small cap universe during the first calendar quarter.


                 Top 10 Holdings
                 ---------------
     (as a percentage of 12/31/1999 net assets)

NEXTLINK Communications, Inc., Cl. A           3.3%
Metromedia Fiber Network, Inc., Cl. A          2.7%
E.W. Blanch Holdings, Inc.                     2.4%
Real Networks, Inc.                            2.0%
Imperial Bancorp                               1.9%
Mark IV Industries, Inc.                       1.8%
Toro Co.                                       1.8%
Dain Rauscher Corp.                            1.8%
Applebee's International, Inc.                 1.7%
Pacific Sunwear Of California                  1.5%


What is your outlook?


Looking forward, we believe the prospects for small cap growth stocks remain bright. New technologies and the availability of venture capital continue to provide significant opportunity for high returns. We expect that our disciplined approach to stock selection and our systematic approach to portfolio construction should enable us to target some of the most attractive opportunities available in the year ahead.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund
                    Fund at a Glance as of December 31, 1999


"We are optimistic about opportunities available in the high yield and foreign sectors and believe the Fund's ability to diversify will enable us to build solid returns in the coming year."


                                   Portfolio
                                  Management
                              ------------------


                                    [PHOTO]

                           Prescott B. Crocker, CFA
                              Tenure: March 1997


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date:                                              3/6/1997
Average Annual Returns
1 year                                                                   1.64%
Since Portfolio Inception                                                4.53%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
           VA Strategic
           Income Fund        CPI             LBIGI                LBABI

 3/31/97      10,000         10,000          10,000               10,000
 6/30/97      10,090         10,019          10,280               10,367
12/31/97      10,497         10,081          10,775               11,027
 6/30/98      10,907         10,188          11,135               11,460
12/31/98      11,114         10,244          11,690               11,985
 6/30/99      11,017         10,388          11,636               11,819
12/31/99      11,297         10,525          11,747               11,885


Comparison of a $10,000 investment in Evergreen VA Strategic Income Fund1 versus a similar investment in the Lehman Brother's Intermediate Government Bond Index (LBIGBI), the Lehman Brother's Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBIGBI and the LBABI are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        EVERGREEN VARIABLE ANNUITY FUND
                      Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview


How did the Fund perform?

Evergreen VA Strategic Income Fund produced a total return of 1.64% for the twelve-month period ended December 31, 1999. The Fund's benchmarks, the Lehman Brothers Intermediate Government Bond Index and the Lehman Brothers Aggregate Bond Index, returned 0.49% and -0.82% respectively. The investment period turned out to be the second worst year for bonds in the twentieth century. The total return of the 10-year U.S. Treasury was a -8.00%, and the total return of the Salomon Brothers World Government Bond Market Index (represented in U.S. dollars) was -8.30%. The total return of the Chase High Yield Index was 2.02% for the same period.

As of December 31, 1999, the Fund was invested as follows: Corporate Bonds: 36%, U.S. Treasuries: 30.6%, foreign bonds and yankee obligations: 28.3%, and cash equivalents: 5.1%. Foreign corporate bonds and foreign government bonds each comprised approximately 10% of net assets, and included Denmark and Germany. Emerging market debt represented approximately 8% of assets and included Brazil and Mexico. During the period, the Fund engaged in foreign exchange transactions, including investments in the Canadian dollar, the Australian dollar and the euro--the European currency uniting eleven countries.


                     Portfolio
                 Characteristics
                 ---------------
                (As of 12/31/1999)

Total Net Assets                        $18,075,915
Average Credit Quality                           A-
Effective Maturity                        9.1 years
Average Duration                          5.0 years


              Portfolio Composition
              ---------------------
    (as a percentage of 12/31/1999 net assets)

Corporate Bonds                               36.0%
U.S. Treasury Obligations                     30.6%
Yankee Obligations                            15.1%
Foreign Bonds (Non U.S. Dollars)              13.2%
Other Investments, and
Other Assets and Liabilities, net              5.1%


What was the investment environment like during the twelve-month period?

The investment environment for U.S. bonds was extraordinarily difficult during the period. Conditions changed sharply from the first six months of 1999 to the second half of the year. As we began 1999, the world's financial markets had just begun to stabilize from 1998's international financial crisis. The Federal Reserve Board had lowered interest rates to historically low levels to keep the U.S. economy strong enough to fuel global growth. At the time, many investors expected fragile foreign recoveries to drain U.S. economic strength. The U.S. economy remained robust, however, and many foreign economies recharged faster and stronger than many investors expected. Assured that the strength was sustainable, investors' attention turned to tight labor markets and rising commodity prices. Concerns emerged that the economy could overheat and rekindle inflation; and with that outlook, investors pushed interest rates higher and bond prices lower. The Federal Reserve Board raised interest rates three times during the period. High yield bond prices improved early in the year, but reversed course as investors focused on the

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview


changing interest rate environment, a rising default rate and reduced liquidity. Much of the rise in the default rate could be attributed to the poor quality of the financings that had been underwritten in 1997 and 1998. At that time, low interest rates, a strong economy and heavy cash flows into the high yield bond market created extraordinary demand, causing many investors to stretch for yield and relax their credit standards. Underwriters, too, offered financings that typically would not have met their requirements in an attempt to meet the unusually high demand.

While investors put increasing emphasis on credit strength and liquidity, reduced market liquidity was putting downward pressure on prices. High yield mutual funds experienced substantial cash outflows during the summer and early fall. Further, Wall Street firms bid cautiously, which eroded price support. Still feeling the effects of 1998's financial crisis, dealers were working with restricted capital and, as a result, were reluctant to take on bigger inventories. Liquidity dropped along with prices.

In the foreign sector, many economies strengthened considerably, driving their interest rates higher and bond prices lower. Higher interest rates in the United States also helped drive up interest rates abroad. In Europe, the outlook varied by country, although prospects for overall growth improved by the fourth quarter of 1999. The euro, the European currency uniting eleven countries, was launched on January 1, 1999. The euro declined in value versus the U.S. dollar for most of the year, because of higher interest rates in the United States, as well as for an outlook of ongoing U.S. economic strength. By year-end, however, with expectations of stronger European growth and a tighter monetary policy slowing U.S. growth, investors pushed the euro higher.

Emerging markets was a bright spot in the fixed-income market. Having incurred the brunt of the upheaval in 1998's international financial crisis, emerging market bond prices improved substantially when conditions stabilized and economic growth resumed. For the fiscal period, the J.P. Morgan Sovereign Emerging Market Debt Index rose an impressive 23%. In particular, Asian economies recovered faster and heartier than expected.

We focused on emphasizing opportunities in the foreign and high yield sectors, while limiting interest rate risk. We took advantage of the strength in emerging markets by maximizing the Fund's position in that sector. In particular, the Fund's holdings in Brazil performed well. The country benefited from the rise in oil prices and a rebound in confidence after its currency was devalued early in the year. In the high yield sector, we selected bonds that met our rigorous credit standards, focusing on industries that we believed had strong growth potential. We emphasized telecommunication services and equipment, as well as gaming, paper and packaging, and oil/energy. The Fund had no investments in securities or industries that significantly underperformed. We met the Fund's requirement to have at least 20% of its net assets in U.S. Treasuries, but maintained a short duration to limit interest rate risk. Duration, expressed in years, measures a fund's sensitivity to changes in interest rates. Shortening duration reduces interest rate sensitivity, and lengthening duration increases a fund's sensitivity to interest rate changes. As of December 31, 1999, the Fund's average rating was "A-".

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview


                               Portfolio Quality
                               ---------------C--
               (as a percentage of 12/31/1999 portfolio assets)

AAA                                                                       39.4%
AA                                                                         2.5%
BBB                                                                        2.7%
BB                                                                        13.4%
B                                                                         37.5%
CCC                                                                        4.5%

What is your outlook?


Looking ahead, we are cautious about the direction of interest rates over the near-term. We expect the Federal Reserve Board to continue to tighten monetary policy in an effort to slow economic growth and cool inflation pressures. We are optimistic about opportunities available in the high yield and foreign sectors and believe the Fund's ability to diversify will enable us to build solid returns in the coming year.

With its attractive yield advantages, we think the high yield sector offers substantial opportunity. Some high yield bonds currently offer twice the yield of their U.S. Treasury counterparts. We also think several industries, such as oil/energy, telecommunication services and equipment, cable/other video distribution, and paper and packaging have high growth potential, which should cause prices to appreciate.

We anticipate a more favorable investment environment in the foreign sector this year, as well, opening up greater opportunity in currency transactions. We expect to continue to correlate the Fund's currency holdings with those countries that should benefit from rising commodity prices, particularly Canada and Australia. We also think the euro can produce solid returns this year--particularly in light of its weakness in 1999--with the resumption of growth in Europe, ongoing low inflation and stronger European stock markets.

                                   EVERGREEN
                             Variable Annuity Trust
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Period Ended
                                                      December 31, 1999 (a)
 EQUITY INDEX FUND
 Net asset value, beginning of period                        $ 10.00
                                                             -------
 Income from investment operations
 Net investment income                                          0.03
 Net realized and unrealized gains on securities and
  futures contracts                                             1.51
                                                             -------
 Total from investment operations                               1.54
                                                             -------
 Distributions to shareholders from
 Net investment income                                         (0.03)
 Net realized gains                                            (0.03)
                                                             -------
 Total distributions                                           (0.06)
                                                             -------
 Net asset value, end of period                              $ 11.48
                                                             -------
 Total return*                                                 15.47%
 Ratios and supplemental data
 Net assets, end of period (thousands)                       $18,685
 Ratios to average net assets
   Expenses**                                                   0.31%+
   Net investment income                                        1.34%+
 Portfolio turnover rate                                           5%

                                             Year Ended December 31,
                                        -------------------------------------
                                        1999 #   1998 #   1997 #   1996 (b) #
 EVERGREEN FUND
 Net asset value, beginning of period   $ 15.31  $ 14.89  $ 11.41   $ 10.00
                                        -------  -------  -------   -------
 Income from investment operations
 Net investment income                     0.09     0.07     0.06      0.05
 Net realized and unrealized gains on
  securities                               3.36     0.86     4.15      1.44
                                        -------  -------  -------   -------
 Total from investment operations          3.45     0.93     4.21      1.49
                                        -------  -------  -------   -------

 Distributions to shareholders from
 Net investment income                    (0.11)       0    (0.05)    (0.05)
 Net realized gains                       (1.34)   (0.51)   (0.68)    (0.03)
                                        -------  -------  -------   -------
 Total distributions                      (1.45)   (0.51)   (0.73)    (0.08)
                                        -------  -------  -------   -------
 Net asset value, end of period         $ 17.31  $ 15.31  $ 14.89   $ 11.41
                                        -------  -------  -------   -------
 Total return*                            23.03%    6.44%   37.16%    14.90%
 Ratios and supplemental data
 Net assets, end of period (thousands)  $69,774  $45,820  $21,600   $10,862
 Ratios to average net assets
   Expenses**                              1.02%    1.01%    1.01%     1.00%+
   Net investment income                   0.57%    0.49%    0.42%     0.87%+
 Portfolio turnover rate                    111%      16%      32%        6%

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
(b) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                  EVERGREEN
                             Variable Annuity Trust
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended December 31,
                                        --------------------------------------
                                          1999    1998 #   1997 #   1996 (a) #
 FOUNDATION FUND
 Net asset value, beginning of period   $  14.47  $ 13.54  $ 11.31   $ 10.00
                                        --------  -------  -------   -------
 Income from investment operations
 Net investment income                      0.28     0.35     0.26      0.16
 Net realized and unrealized gains on
  securities                                1.27     1.07     2.86      1.37
                                        --------  -------  -------   -------
 Total from investment operations           1.55     1.42     3.12      1.53
                                        --------  -------  -------   -------
 Distributions to shareholders from
 Net investment income                     (0.28)   (0.26)   (0.24)    (0.16)
 Net realized gains                        (0.04)   (0.23)   (0.65)    (0.06)
                                        --------  -------  -------   -------
 Total distributions                       (0.32)   (0.49)   (0.89)    (0.22)
                                        --------  -------  -------   -------
 Net asset value, end of period         $  15.70  $ 14.47  $ 13.54   $ 11.31
                                        --------  -------  -------   -------
 Total return*                             10.64%   10.56%   27.80%    15.30%
 Ratios and supplemental data
 Net assets, end of period (thousands)  $145,566  $78,371  $31,840   $15,812
 Ratios to average net assets
 Expenses**                                 0.95%    1.00%    1.01%     1.00%+
 Net investment income                      2.29%    2.44%    2.15%     2.70%+
 Portfolio turnover rate                      77%      10%      26%       12%

                                                   Year Ended December 31,
                                                  ---------------------------
                                                   1999    1998 #  1997 (b) #
 GLOBAL LEADERS FUND
 Net asset value, beginning of period             $ 12.76  $10.79    $10.00
                                                  -------  ------    ------
 Income from investment operations
 Net investment income                               0.06    0.10      0.11
 Net realized and unrealized gains on securities
  and foreign currency related transactions          3.09    1.94      0.77
                                                  -------  ------    ------
 Total from investment operations                    3.15    2.04      0.88
                                                  -------  ------    ------
 Distributions to shareholders from
 Net investment income                              (0.06)  (0.07)    (0.06)
 Net realized gains                                     0       0     (0.03)
                                                  -------  ------    ------
 Total distributions                                (0.06)  (0.07)    (0.09)
                                                  -------  ------    ------
 Net asset value, end of period                   $ 15.85  $12.76    $10.79
                                                  -------  ------    ------
 Total return*                                      24.72%  18.92%     8.80%
 Ratios and supplemental data
 Net assets, end of period (thousands)            $21,022  $9,583    $2,899
 Ratios to average net assets
 Expenses**                                          1.01%   1.04%     1.05%+
 Net investment income                               0.58%   0.89%     1.15%+
 Portfolio turnover rate                               17%     12%       11%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(b) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended December 31,
                                        -------------------------------------
                                        1999 #   1998 #   1997 #   1996 (a) #
 GROWTH AND INCOME FUND
 Net asset value, beginning of period   $ 15.58  $ 15.29  $ 11.83   $ 10.00
                                        -------  -------  -------   -------
 Income from investment operations
 Net investment income                     0.07     0.16     0.08      0.06
 Net realized and unrealized gains on
  securities and foreign currency
  related transactions                     2.74     0.56     4.01      1.84
                                        -------  -------  -------   -------
 Total from investment operations          2.81     0.72     4.09      1.90
                                        -------  -------  -------   -------
 Distributions to shareholders from
 Net investment income                    (0.06)   (0.13)   (0.07)    (0.06)
 Net realized gains                       (0.89)   (0.30)   (0.56)    (0.01)
                                        -------  -------  -------   -------
 Total distributions                      (0.95)   (0.43)   (0.63)    (0.07)
                                        -------  -------  -------   -------

 Net asset value, end of period         $ 17.44  $ 15.58  $ 15.29   $ 11.83
                                        -------  -------  -------   -------
 Total return*                            18.57%    4.77%   34.66%    19.00%
 Ratios and supplemental data
 Net assets, end of period (thousands)  $84,067  $60,576  $31,088   $14,484
 Ratios to average net assets
   Expenses**                              1.01%    1.01%    1.01%     1.00%+
   Net investment income                   0.44%    1.02%    0.59%     1.00%+
 Portfolio turnover rate                     66%      13%      18%        2%

                                                   Year Ended December 31,
                                                 --------------------------
                                                  1999 #       1998 (b) #
 INTERNATIONAL GROWTH FUND
 Net asset value, beginning of period            $      9.39    $     10.00
                                                 -----------    -----------
 Income from investment operations
 Net investment income                                  0.09           0.03
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                          3.48          (0.64)
                                                 -----------    -----------
 Total from investment operations                       3.57          (0.61)
                                                 -----------    -----------
 Distributions to shareholders from
 Net investment income                                 (0.14)             0
 Net realized gains                                    (0.10)             0
                                                 -----------    -----------
 Total distributions                                   (0.24)             0
                                                 -----------    -----------

 Net asset value, end of period                  $     12.72    $      9.39
                                                 -----------    -----------
 Total return*                                         38.22%         (6.10%)
 Ratios and supplemental data
 Net assets, end of period (thousands)           $     3,782    $     1,425
 Ratios to average net assets
   Expenses**                                           1.03%          1.02%+
   Net investment income                                0.87%          1.05%+
 Portfolio turnover rate                                 144%            59%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(b) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                  EVERGREEN
                             Variable Annuity Trust
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                           Period Ended
                                                      December 31, 1999 (a) #
 MASTERS FUND
 Net asset value, beginning of period                         $ 10.00
                                                              -------
 Income from investment operations
 Net investment income                                           0.01
 Net realized and unrealized gains on securities and
  foreign currency related transactions                          2.74
                                                              -------
 Total from investment operations                                2.75
                                                              -------
 Distributions to shareholders from
 Net investment income                                          (0.01)
 Net realized gains                                             (0.16)
                                                              -------
 Total distributions                                            (0.17)
                                                              -------
 Net asset value, end of period                               $ 12.58
                                                              -------
 Total return*                                                  27.58%
 Ratios and supplemental data
 Net assets, end of period (thousands)                        $18,873
 Ratios to average net assets
 Expenses**                                                      1.00%+
 Net investment income                                           0.15%+
 Portfolio turnover rate                                           83%

                             Year Ended December 31,
                          -----------------------------
                          1999 #    1998 #   1997 (b) #
 OMEGA FUND
 Net asset value,
  beginning of period     $ 13.57   $11.10     $10.00
                          -------   ------     ------
 Income from investment
  operations
 Net investment loss        (0.06)   (0.04)     (0.06)
 Net realized and
  unrealized gains on
  securities                 6.47     2.51       1.16
                          -------   ------     ------
 Total from investment
  operations                 6.41     2.47       1.10
                          -------   ------     ------
 Net asset value, end of
  period                  $ 19.98   $13.57     $11.10
                          -------   ------     ------
 Total return*              47.24%   22.25%     11.00%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)      $24,176   $4,039     $1,868
 Ratios to average net
  assets
 Expenses**                  0.96%    1.02%      1.06%+
 Net investment loss        (0.35%)  (0.33%)    (0.74%)+
 Portfolio turnover rate      120%      49%        39%

(a) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.
(b) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended December 31,
                                                 ---------------------------
                                                   1999        1998 (a) #
 SMALL CAP VALUE FUND
 Net asset value, beginning of period            $      9.58    $     10.00
                                                 -----------    -----------
 Income from investment operations
 Net investment income                                  0.13           0.15
 Net realized and unrealized gains or losses on
  securities                                            1.02          (0.45)
                                                 -----------    -----------
 Total from investment operations                       1.15          (0.30)
                                                 -----------    -----------

 Distributions to shareholders from
 Net investment income                                 (0.13)         (0.11)
 Net realized gains                                    (0.46)         (0.01)
                                                 -----------    -----------
 Total distributions                                   (0.59)         (0.12)
                                                 -----------    -----------
 Net asset value, end of period                  $     10.14    $      9.58
                                                 -----------    -----------
 Total return*                                         12.07%         (2.86%)
 Ratios and supplemental data
 Net assets, end of period (thousands)           $     4,958    $     2,282
 Ratios to average net assets
   Expenses**                                           1.01%          1.02%+
   Net investment income                                1.69%          2.49%+
 Portfolio turnover rate                                  65%            16%

                                                      Period Ended
                                                  December 31, 1999 (b)
 SPECIAL EQUITY FUND
 Net asset value, beginning of period                    $10.00
                                                         ------
 Income from investment operations
 Net realized and unrealized gains on securities           1.88
                                                         ------
 Total from investment operations                          1.88
                                                         ------
 Distributions to shareholders from
 Net realized gains                                       (0.04)
                                                         ------
 Total distributions                                      (0.04)
                                                         ------
 Net asset value, end of period                          $11.84
                                                         ------
 Total return*                                            18.87%
 Ratios and supplemental data
 Net assets, end of period (thousands)                   $3,059
 Ratios to average net assets
   Expenses**                                              1.03%+
   Net investment loss                                    (0.07%)+
 Portfolio turnover rate                                    104%

(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
(b) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended December 31,
                                                 ----------------------------
                                                 1999 #   1998 #   1997 (a) #
 STRATEGIC INCOME FUND
 Net asset value, beginning of period            $ 10.39  $ 10.20    $10.00
                                                 -------  -------    ------
 Income from investment operations
 Net investment income                              0.73     0.64      0.32
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                     (0.56)   (0.04)     0.21
                                                 -------  -------    ------
 Total from investment operations                   0.17     0.60      0.53
                                                 -------  -------    ------
 Distributions to shareholders from
 Net investment income                                 0    (0.41)    (0.31)
 Net realized gains                                    0        0     (0.02)
                                                 -------  -------    ------
 Total distributions                                   0    (0.41)    (0.33)
                                                 -------  -------    ------
 Net asset value, end of period                  $ 10.56  $ 10.39    $10.20
                                                 -------  -------    ------
 Total return*                                      1.64%    5.91%     5.28%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $18,076  $11,182    $2,204
 Ratios to average net assets
   Expenses**                                       0.84%    1.02%     1.02%+
   Net investment income                            7.02%    6.05%     5.34%+
 Portfolio turnover rate                             205%     231%      119%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                            Schedule of Investments
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - 92.2%
           Advertising & Related Services - 0.1%
       370 Interpublic Group of Companies, Inc....................   $    21,344
                                                                     -----------
           Aerospace & Defense - 1.2%
     1,350 Boeing Co..............................................        56,109
       260 General Dynamics Corp..................................        13,715
       300 Goodrich BF Co.........................................         8,250
     1,131 Honeywell International, Inc. .........................        65,245
       450 Lockheed Martin Corp. .................................         9,844
       100 Northrop Grumman Corp..................................         5,406
       550 Raytheon Co., Cl. B....................................        14,609
       250 Rockwell International Corp............................        11,969
       630 United Technologies Corp...............................        40,950
                                                                     -----------
                                                                         226,097
                                                                     -----------
           Automotive Equipment & Manufacturing - 1.2%
       150 Cooper Tire & Rubber Co................................         2,334
       200 Dana Corp..............................................         5,987
       740 Delphi Automotive Systems Corp. .......................        11,655
     1,700 Ford Motor Co..........................................        90,844
       890 General Motors Corp. ..................................        64,692
       200 Genuine Parts Co.......................................         4,963
       260 Goodyear Tire & Rubber Co. ............................         7,329
       100 Johnson Controls, Inc..................................         5,687
       150 * Navistar International Corp., Inc. ..................         7,106
       100 Paccar, Inc............................................         4,431
       500 Pep Boys-Manny Moe & Jack..............................         4,563
       150 TRW, Inc...............................................         7,791
                                                                     -----------
                                                                         217,382
                                                                     -----------
           Banks - 4.4%
       520 AmSouth Bancorp........................................        10,042
     1,000 Bank of New York Co., Inc..............................        40,000
     1,550 Bank One Corp. ........................................        49,697
     2,410 BankAmerica Corp.......................................       120,952
       420 BB&T Corp. ............................................        11,497
     1,140 Chase Manhattan Corp...................................        88,564
       200 Comerica, Inc..........................................         9,338
       400 Fifth Third Bancorp....................................        29,350
     1,400 First Union Corp.**....................................        45,937
     1,300 Firstar Corp...........................................        27,462
     1,405 FleetBoston Financial Corp. ...........................        48,912
       210 Golden West Financial Corp. ...........................         7,035
       400 Huntington Bancshares, Inc.............................         9,550
       590 KeyCorp................................................        13,054
       850 Mellon Financial Corp..................................        28,953
       810 National City Corp. ...................................        19,187
       300 Northern Trust Corp. ..................................        15,900
       160 Old Kent Financial Corp. ..............................         5,660
       400 PNC Bank Corp. ........................................        17,800
       400 Regions Financial Corp.................................        10,050
       140 Republic New York Corp. ...............................        10,080
       200 SouthTrust Corp........................................         7,563
       210 State Street Corp......................................        15,343
       200 Summit Bancorp.........................................         6,125

  Shares                                                                Value

 COMMON STOCKS - continued
           Banks - continued
       420 Suntrust Banks, Inc....................................   $    28,901
       300 Synovus Financial Corp.................................         5,963
     1,000 U.S. Bancorp...........................................        23,812
       240 Union Planters Corp. ..................................         9,465
       260 Wachovia Corp..........................................        17,680
     2,310 Wells Fargo Co.........................................        93,411
                                                                     -----------
                                                                         827,283
                                                                     -----------
           Building, Construction & Furnishings - 0.3%
        50 Armstrong World Industries, Inc........................         1,669
       100 Centex Corp............................................         2,469
       310 Deere & Co.............................................        13,446
       200 Fleetwood Enterprises, Inc. ...........................         4,125
       400 Foster Wheeler Corp....................................         3,550
       580 Masco Corp. ...........................................        14,717
       450 Owens Corning..........................................         8,691
       200 Sherwin Williams Co....................................         4,200
       100 Springs Industries, Inc. ..............................         3,994
                                                                     -----------
                                                                          56,861
                                                                     -----------
           Business Equipment & Services - 0.9%
       810 Automatic Data Processing, Inc.........................        43,639
       210 * Computer Sciences Corp...............................        19,871
       100 De Luxe Corp...........................................         2,744
       350 Dun & Bradstreet Corp..................................        10,325
       150 Equifax, Inc...........................................         3,534
       560 First Data Corp........................................        27,615
       850 Ikon Office Solutions, Inc.............................         5,791
       320 Paychex, Inc...........................................        12,800
       350 * Seagate Technology...................................        16,297
       200 * Thermo Electron Corp.................................         3,000
       870 Xerox Corp. ...........................................        19,738
                                                                     -----------
                                                                         165,354
                                                                     -----------
           Capital Goods - 0.2%
       470 Caterpillar, Inc.......................................        22,119
       200 Ingersoll Rand Co......................................        11,013
                                                                     -----------
                                                                          33,132
                                                                     -----------
           Chemical & Agricultural Products - 1.2%
       350 Air Products & Chemicals, Inc..........................        11,747
       290 Dow Chemical Co........................................        38,751
     1,420 Du Pont (E. I.) De Nemours & Co. ......................        93,542
       100 Eastman Chemical Co....................................         4,769
       150 Engelhard Corp.........................................         2,831
        50 * FMC Corp.............................................         2,866
       450 * Grace (W.R.) & Co....................................         6,244
       100 Great Lakes Chemical Corp..............................         3,819
       100 Hercules, Inc..........................................         2,787
       250 PPG Industries, Inc. ..................................        15,641
       200 Praxair, Inc...........................................        10,062
       350 Rohm & Haas Co.........................................        14,241

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Chemical & Agricultural Products - continued
       100 Sigma-Aldrich Corp. ...................................   $     3,006
       200 Union Carbide Corp.....................................        13,350
                                                                     -----------
                                                                         223,656
                                                                     -----------
           Communication Systems & Services - 5.7%
       280 * Andrew Corp. ........................................         5,302
     4,600 * Cisco Systems, Inc...................................       492,775
     4,400 Lucent Technologies, Inc...............................       329,175
     3,900 * MCI WorldCom, Inc. ..................................       206,944
       560 * Tellabs, Inc. .......................................        35,945
                                                                     -----------
                                                                       1,070,141
                                                                     -----------
           Consumer Products & Services - 3.0%
       200 Alberto Culver Co., Cl. B..............................         5,162
       100 American Greetings Corp., Cl. A........................         2,363
       300 Avon Products, Inc. ...................................         9,900
       100 Black & Decker Corp....................................         5,225
       940 * Cendant Corp.........................................        24,969
       310 Clorox Co. ............................................        15,616
       810 Colgate-Palmolive Co. .................................        52,650
       410 Eastman Kodak Co. .....................................        27,162
       250 Fort James Corp. ......................................         6,844
     1,550 Gillette Co............................................        63,841
       100 H & R Block, Inc. .....................................         4,375
       200 Hasbro, Inc. ..........................................         3,812
       100 International Flavors & Fragrances, Inc................         3,775
       200 Jostens, Inc...........................................         4,862
       100 Liz Claiborne, Inc.....................................         3,763
       450 Mattel, Inc............................................         5,906
       150 Maytag Corp............................................         7,200
       370 Newell Rubbermaid, Inc.................................        10,730
       370 Nike, Inc., Cl. B......................................        18,338
       200 * Pactiv Corp. ........................................         2,125
       200 Polaroid Corp. ........................................         3,763
     1,790 Procter & Gamble Co....................................       196,117
       300 Service Corp. International............................         2,081
       100 Stanley Works..........................................         3,013
       210 Tupperware Corp........................................         3,557
     1,250 Unilever NV............................................        68,047
       200 UST, Inc...............................................         5,037
       100 Whirlpool Corp.........................................         6,506
                                                                     -----------
                                                                         566,739
                                                                     -----------
           Diversified Companies - 0.9%
       100 Cooper Industries, Inc. ...............................         4,044
       100 Fluor Corp.............................................         4,587
       100 ITT Industries, Inc. ..................................         3,344
       530 Minnesota Mining & Manufacturing Co. ..................        51,874
       100 National Service Industries, Inc.......................         2,950
       150 * Owens Illinois, Inc..................................         3,759
       200 Textron, Inc...........................................        15,337
     2,290 Tyco International, Ltd................................        89,024
                                                                     -----------
                                                                         174,919
                                                                     -----------

  Shares                                                               Value

 COMMON STOCKS - continued
           Electrical Equipment & Services - 4.4%
       570 Emerson Electric Co...................................   $    32,704
     4,590 General Electric Co. .................................       710,302
       200 Molex, Inc............................................        11,338
       380 * Solectron Corp......................................        36,147
       100 Tektronix, Inc. ......................................         3,888
       150 Thomas & Betts Corp...................................         4,781
       420 * Xilinx, Inc.........................................        19,097
                                                                    -----------
                                                                        818,257
                                                                    -----------
           Electronic Equipment & Services - 0.7%
       150 * KLA-Tencor Corp.....................................        16,706
       220 * Teradyne, Inc. .....................................        14,520
     1,080 Texas Instruments, Inc................................       104,625
                                                                    -----------
                                                                        135,851
                                                                    -----------
           Energy - 0.1%
       500 Occidental Petroleum Corp.............................        10,812
                                                                    -----------
           Environmental Services - 0.1%
       750 * Allied Waste Industries, Inc........................         6,609
       100 Millipore Corp........................................         3,863
       850 Waste Management, Inc.................................        14,609
                                                                    -----------
                                                                         25,081
                                                                    -----------
           Finance & Insurance - 7.7%
       200 Aetna, Inc. ..........................................        11,163
       350 AFLAC, Inc. ..........................................        16,516
     1,100 Allstate Corp.........................................        26,400
       590 American Express Co...................................        98,087
       330 American General Corp. ...............................        25,039
     2,130 American International Group, Inc. ...................       230,306
       400 Aon Corp..............................................        16,000
     1,000 Associates First Capital Corp., Cl. A.................        27,437
       157 Bear Stearns Companies, Inc. .........................         6,712
       260 Capital One Financial Corp............................        12,529
       270 Chubb Corp. ..........................................        15,204
       240 CIGNA Corp. ..........................................        19,335
       200 Cincinnati Financial Corp. ...........................         6,238
     4,720 Citigroup, Inc. ......................................       262,255
       550 Conseco, Inc..........................................         9,831
       150 Countrywide Credit Industries, Inc....................         3,788
       950 Federal Home Loan Mortgage Corp. .....................        44,709
     1,500 Federal National Mortgage Assoc. .....................        93,656
       330 Franklin Resources, Inc. .............................        10,581
       300 Hartford Financial Services Group, Inc. ..............        14,213
       630 Household International, Inc. ........................        23,468
       230 J.P. Morgan & Co., Inc................................        29,124
       140 Jefferson Pilot Corp. ................................         9,555
       150 Lehman Brothers Holdings, Inc. .......................        12,703
       260 Lincoln National Corp. ...............................        10,400
       140 Loews Corp. ..........................................         8,496
       350 Marsh & McLennan Co., Inc.............................        33,491
       130 MBIA, Inc. ...........................................         6,866
     1,250 MBNA Corp. ...........................................        34,062

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Finance & Insurance - continued
       530 Merrill Lynch & Co., Inc...............................   $    44,255
       140 MGIC Investment Corp. .................................         8,426
       800 Morgan Stanley, Dean Witter & Co.......................       114,200
       190 Paine Webber Group, Inc................................         7,374
        90 Potlatch Corp. ........................................         4,016
       160 Price (T.) Rowe & Associates, Inc. ....................         5,910
       100 Progressive Corp. Ohio.................................         7,313
       190 Providian Financial Corp...............................        17,302
       150 SAFECO Corp. ..........................................         3,731
     1,200 Schwab (Charles) & Co., Inc............................        46,050
       200 SLM Holding Corp.......................................         8,450
       400 St. Paul Companies, Inc................................        13,475
       150 Torchmark Corp.........................................         4,359
       310 UnumProvident Corp. ...................................         9,939
       770 Washington Mutual, Inc.................................        20,020
                                                                     -----------
                                                                       1,432,984
                                                                     -----------
           Food & Beverage Products - 4.3%
       650 Albertsons, Inc........................................        20,962
       610 Anheuser Busch Companies, Inc..........................        43,234
       810 Archer Daniels Midland Co. ............................         9,872
       370 Bestfoods..............................................        19,448
        90 Brown Forman Corp., Cl. B..............................         5,152
       570 Campbell Soup Co.......................................        22,052
     3,530 Coca Cola Co. .........................................       205,622
       650 Coca Cola Enterprises, Inc.............................        13,081
       640 Conagra, Inc. .........................................        14,440
        50 Coors Adolph Co., Cl. B................................         2,625
       150 Darden Restaurants, Inc................................         2,719
       200 Fortune Brands, Inc....................................         6,612
       400 General Mills, Inc.....................................        14,300
       100 Great Atlantic & Pacific Tea, Inc......................         2,788
       470 H.J. Heinz Co..........................................        18,712
       250 Hershey Foods Corp.....................................        11,875
       530 Kellogg Co.............................................        16,331
     1,100 * Kroger Co. ..........................................        20,762
     1,920 McDonald's Corp........................................        77,400
       350 Nabisco Group Holding Corp.............................         3,719
     1,960 Pepsico, Inc...........................................        69,090
     3,280 Philip Morris Companies, Inc...........................        76,055
       200 Quaker Oats Co.........................................        13,125
       550 Ralston Purina Co......................................        15,331
     1,200 Sara Lee Corp. ........................................        26,475
       650 Seagram Co., Ltd.......................................        29,209
       430 SYSCO Corp.............................................        17,012
       200 * Tricon Global Restaurants, Inc.......................         7,725
       150 Wendy's International, Inc.............................         3,094
       150 Winn Dixie Stores, Inc. ...............................         3,591
       150 Wrigley (WM.) Junior Co................................        12,441
                                                                     -----------
                                                                         804,854
                                                                     -----------
           Forest Products - 0.0%
       150 Willamette Industries, Inc. ...........................         6,966
                                                                     -----------

  Shares                                                                Value

 COMMON STOCKS - continued
           Gold Mining - 0.1%
       800 Homestake Mining Co. ..................................   $     6,250
       350 Placer Dome, Inc.......................................         3,762
                                                                     -----------
                                                                          10,012
                                                                     -----------
           Healthcare Products & Services - 8.7%
     2,190 Abbott Laboratories....................................        79,524
       180 Allergan, Inc. ........................................         8,955
       100 * Alza Corp............................................         3,463
     1,810 American Home Products Corp. ..........................        71,382
     1,430 * Amgen, Inc...........................................        85,889
        50 Bard C R, Inc. ........................................         2,650
       100 Bausch & Lomb, Inc.....................................         6,844
       380 Baxter International, Inc..............................        23,869
       200 Biomet, Inc............................................         8,000
       540 * Boston Scientific Corp. .............................        11,813
     2,800 Bristol-Myers Squibb Co. ..............................       179,725
       360 Cardinal Health, Inc...................................        17,235
       800 Columbia / HCA Healthcare Corp.........................        23,450
       400 * Guidant Corp. .......................................        18,800
       500 * HEALTHSOUTH Corp.....................................         2,688
       350 * Humana, Inc..........................................         2,866
       500 IMS Health, Inc. ......................................        13,594
     1,910 Johnson & Johnson......................................       177,869
     1,500 Lilly (Eli) & Co.......................................        99,750
       100 Mallinckrodt, Inc......................................         3,181
       350 * Manor Care, Inc......................................         5,600
       470 McKesson HBOC, Inc. ...................................        10,604
     1,650 Medtronic, Inc. .......................................        60,122
     3,300 Merck & Co., Inc.......................................       221,306
       900 Monsanto Co. ..........................................        32,062
       130 PE Corp-PE Biosystems Group............................        15,641
     5,370 Pfizer, Inc............................................       174,189
       710 Pharmacia & Upjohn, Inc................................        31,950
       180 * Quintiles Transnational Corp. .......................         3,364
     2,070 Schering-Plough Corp...................................        87,328
        80 Shared Medical System Corp.............................         4,075
       100 * St. Jude Medical, Inc. ..............................         3,069
       350 * Tenet Healthcare Corp................................         8,225
       300 United Healthcare Corp. ...............................        15,937
     1,200 Warner-Lambert Co. ....................................        98,325
       100 * Watson Pharmaceuticals, Inc. ........................         3,581
        90 * Wellpoint Health Networks, Inc., Cl. A...............         5,934
                                                                     -----------
                                                                       1,622,859
                                                                     -----------
           Industrial Specialty Products & Services - 0.8%
       150 * Advanced Micro Devices, Inc..........................         4,341
       100 Bemis Co., Inc.........................................         3,488
       320 Corning, Inc. .........................................        41,260
       150 Crane Co...............................................         2,981
        50 Cummins Engine, Inc....................................         2,416
       150 Danaher Corp...........................................         7,237
       270 Dover Corp.............................................        12,251

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Industrial Specialty Products & Services - continued
       100 Eaton Corp. ...........................................   $     7,262
       150 Ecolab, Inc. ..........................................         5,869
       390 Illinois Tool Works, Inc...............................        26,349
       260 Leggett & Platt, Inc...................................         5,574
       550 * McDermott International, Inc. .......................         4,984
       150 Pall Corp. ............................................         3,234
       140 Parker Hannifin Corp...................................         7,184
        90 Perkinelmer, Inc.......................................         3,752
       100 Snap-on, Inc. .........................................         2,656
       210 Timken Co..............................................         4,292
       100 Vulcan Materials Co. ..................................         3,994
                                                                     -----------
                                                                         149,124
                                                                     -----------
           Information Services & Technology - 18.1%
       470 * 3Com Corp............................................        22,090
       140 * Adaptec, Inc. .......................................         6,983
       160 Adobe Systems, Inc. ...................................        10,760
     3,000 * America Online, Inc..................................       226,312
       230 * Analog Devices, Inc..................................        21,390
       210 * Apple Computer.......................................        21,591
       500 * Applied Materials, Inc...............................        63,344
       100 Autodesk, Inc..........................................         3,375
       310 * BMC Software, Inc....................................        24,781
       200 * Cabletron Systems, Inc. .............................         5,200
       150 * Ceridian Corp. ......................................         3,234
       110 * Citrix Systems, Inc. ................................        13,530
     2,370 Compaq Computer Corp. .................................        64,138
       700 Computer Associates International, Inc.................        48,956
       470 * Compuware Corp. .....................................        17,508
        90 * Comverse Technology, Inc. ...........................        13,028
     3,580 * Dell Computer Corp. .................................       182,580
       650 Electronic Data Systems Corp. .........................        43,509
     1,400 * EMC Corp.............................................       152,950
       410 * Gateway, Inc. .......................................        29,546
     1,400 Hewlett-Packard Co. ...................................       159,512
     4,680 Intel Corp. ...........................................       385,222
     2,550 International Business Machines Corp. .................       275,400
       200 * Lexmark International Group, Inc., Cl. A.............        18,100
       190 * LSI Logic............................................        12,825
       380 * Micron Technology, Inc. .............................        29,545
     7,230 * Microsoft Corp.......................................       844,102
       200 * National Semiconductor Corp..........................         8,563
       200 * Network Appliance, Inc. .............................        16,613
       440 * Novell, Inc..........................................        17,573
     2,080 * Oracle Systems Corp. ................................       233,090
       450 * Parametric Technology Corp...........................        12,178
       250 * Peoplesoft, Inc......................................         5,328
       250 * Silicon Graphics, Inc. ..............................         2,453
     2,220 * Sun Microsystems, Inc................................       171,911
       450 * Unisys Corp..........................................        14,372
       450 * Yahoo!, Inc. ........................................       194,709
                                                                     -----------
                                                                       3,376,301
                                                                     -----------

  Shares                                                                Value

 COMMON STOCKS - continued
           Iron & Steel - 0.0%
        50 * Bethlehem Steel Corp.................................   $       419
                                                                     -----------
           Leisure & Tourism - 0.3%
       100 Brunswick Corp.........................................         2,225
       850 Carnival Corp., Cl. A..................................        40,641
       670 Hilton Hotels Corp.....................................         6,449
       200 * Mirage Resorts, Inc. ................................         3,062
                                                                     -----------
                                                                          52,377
                                                                     -----------
           Metals & Mining - 0.1%
       510 Barrick Gold Corp......................................         9,021
       200 Newmont Mining Corp....................................         4,900
                                                                     -----------
                                                                          13,921
                                                                     -----------
           Machinery - Diversified - 0.0%
       200 Milacron, Inc..........................................         3,075
                                                                     -----------
           Manufacturing - Distributing - 0.0%
        50 Briggs & Stratton Corp.................................         2,681
                                                                     -----------
           Metal Products & Services - 0.5%
       360 Alcan Aluminum Ltd.....................................        14,827
       480 Alcoa, Inc. ...........................................        39,840
       100 Allegheny Technologies, Inc. ..........................         2,244
       330 Becton Dickinson & Co. ................................         8,827
       150 Crown Cork & Seal Co., Inc.............................         3,356
       200 * Freeport McMoran Copper & Gold, Inc., Cl. B..........         4,225
       200 Inco Ltd...............................................         4,700
       100 Nucor Corp.............................................         5,481
       100 Phelps Dodge Corp......................................         6,713
        80 Reynolds Metals Co. ...................................         6,130
       100 USX United States Steel Group..........................         3,300
       200 Worthington Industries, Inc............................         3,313
                                                                     -----------
                                                                         102,956
                                                                     -----------
           Office Equipment & Supplies - 0.1%
       350 Pitney Bowes, Inc......................................        16,909
                                                                     -----------
           Oil/Energy - 4.8%
       100 Amerada Hess Corp. ....................................         5,675
       150 Anadarko Petroleum Corp. ..............................         5,119
       200 Apache Corp............................................         7,388
       100 Ashland, Inc...........................................         3,294
       420 Atlantic Richfield Co..................................        36,330
       280 Burlington Resources, Inc..............................         9,257
       910 Chevron Corp...........................................        78,829
       250 Coastal Corp...........................................         8,859
       900 Conoco, Inc., Cl. B....................................        22,387
       160 Consolidated Natural Gas Co............................        10,390
       400 El Paso Energy Corp....................................        15,525
     1,000 Enron Corp. ...........................................        44,375
     4,728 Exxon Mobil Corp. .....................................       380,899
       100 Kerr-McGee Corp........................................         6,200
       330 Phillips Petroleum Co. ................................        15,510
     2,950 Royal Dutch Petroleum Co...............................       178,291
       300 Sunoco, Inc............................................         7,050

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Oil/Energy - continued
       720 Texaco, Inc. .........................................   $    39,105
       150 Tosco Corp............................................         4,078
       250 Union Pacific Resource Group, Inc.....................         3,188
       320 Unocal Corp. .........................................        10,740
       500 USX Marathon Group....................................        12,344
                                                                    -----------
                                                                        904,833
                                                                    -----------
           Oil Field Services - 0.5%
       430 Baker Hughes, Inc.....................................         9,057
       580 Halliburton Co........................................        23,345
       150 Helmerich & Payne, Inc................................         3,272
       200 * Rowan Companies, Inc. ..............................         4,337
       720 Schlumberger, Ltd.....................................        40,500
       139 Transocean Sedco Forex, Inc. .........................         4,683
                                                                    -----------
                                                                         85,194
                                                                    -----------
           Paper & Packaging - 0.9%
       150 Avery Dennison Corp. .................................        10,931
       100 Ball Corp. ...........................................         3,938
       100 Boise Cascade Corp. ..................................         4,050
       150 Champion International Corp...........................         9,291
       200 Georgia-Pacific Corp. ................................        10,150
       540 International Paper Co. ..............................        30,476
       750 Kimberly-Clark Corp...................................        48,937
       200 Louisiana Pacific Corp................................         2,850
       200 Mead Corp. ...........................................         8,687
       100 * Sealed Air Corp.....................................         5,181
        70 Temple Inland, Inc....................................         4,616
       100 Westvaco Corp. .......................................         3,263
       310 Weyerhaeuser Co. .....................................        22,262
                                                                    -----------
                                                                        164,632
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             3.0%
     1,051 * CBS Corp. ..........................................        67,198
       440 * Clear Channel Communications, Inc. .................        39,270
     1,030 Comcast Corp., Cl. A..................................        52,079
     2,900 Disney (Walt) Co. ....................................        84,825
       150 Donnelley (R.R.) & Sons Co. ..........................         3,722
       100 Dow Jones & Co., Inc. ................................         6,800
       370 Gannett Co., Inc......................................        30,178
       150 * Harrahs Entertainment, Inc. ........................         3,966
       100 Knight-Ridder, Inc. ..................................         5,950
       260 McGraw-Hill Companies, Inc............................        16,022
       100 Meredith Corp. .......................................         4,169
       300 New York Times Co., Cl. A.............................        14,738
       230 Omnicom Group, Inc. ..................................        23,000
     1,840 Time Warner, Inc......................................       133,285
       100 Times Mirror Co., Ser. A..............................         6,700
       310 Tribune Co. ..........................................        17,069
       950 * Viacom, Inc., Cl. B.................................        57,416
                                                                    -----------
                                                                        566,387
                                                                    -----------
           Real Estate - 0.1%
       330 Marriott International, Inc., Cl. A...................        10,416
                                                                    -----------

  Shares                                                                Value

 COMMON STOCKS - continued
           Retailing & Wholesale - 5.9%
       300 * Autozone, Inc........................................   $     9,694
       150 * Bed Bath & Beyond, Inc. .............................         5,213
       270 * Best Buy Co., Inc. ..................................        13,551
       260 Circuit City Stores, Inc. .............................        11,716
       450 * Consolidated Stores Corp. ...........................         7,313
       290 * Costco Wholesale Corp. ..............................        26,462
       600 CVS Corp...............................................        23,962
       580 Dayton Hudson Corp. ...................................        42,594
       200 Dillards, Inc., Cl. A..................................         4,038
       350 Dollar General Corp....................................         7,963
       250 * Federated Department Stores, Inc.....................        12,641
     1,150 Gap, Inc...............................................        52,900
       100 Harcourt General, Inc. ................................         4,025
     3,285 Home Depot, Inc........................................       225,228
       300 J.C. Penney Co., Inc...................................         5,981
       550 * K Mart Corp. ........................................         5,534
       210 * Kohl's Corp..........................................        15,159
       350 Limited, Inc...........................................        15,159
       200 Longs Drug Stores Corp.................................         5,163
       500 Lowe's Companies, Inc. ................................        29,875
       440 May Department Stores Co. .............................        14,190
       150 Nordstrom, Inc.........................................         3,928
       400 * Office Depot, Inc....................................         4,375
       300 Rite Aid Corp. ........................................         3,356
       750 * Safeway, Inc.........................................        26,672
       600 Sears, Roebuck & Co....................................        18,262
       610 * Staples, Inc.........................................        12,658
       150 Supervalu, Inc.........................................         3,000
       250 Tandy Corp.............................................        12,297
       350 TJX Co., Inc...........................................         7,153
       250 * Toys "R" Us, Inc. ...................................         3,578
       100 W.W. Grainger, Inc.....................................         4,781
     6,220 Wal-Mart Stores, Inc...................................       429,957
     1,410 Walgreen Co. ..........................................        41,242
                                                                     -----------
                                                                       1,109,620
                                                                     -----------
           Telecommunication Services & Equipment - 3.7%
       350 * ADC Telecommunications, Inc. ........................        25,397
       200 Centurytel, Inc. ......................................         9,475
       250 * General Instrument Corp..............................        21,250
     1,960 * Global Crossing Ltd..................................        98,000
       840 * MediaOne Group, Inc..................................        64,522
       940 Motorola, Inc. ........................................       138,415
     1,840 Nortel Networks Corp...................................       185,840
       840 * Qualcomm, Inc........................................       147,945
       100 Scientific Atlanta, Inc................................         5,563
                                                                     -----------
                                                                         696,407
                                                                     -----------
           Textile & Apparel - 0.0%
       150 V.F. Corp..............................................         4,500
                                                                     -----------
           Transportation - 0.7%
       200 * AMR Corp.............................................        13,400
       700 Burlington Northern Santa Fe Corp. ....................        16,975

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Transportation - continued
       250 CSX Corp. .............................................   $     7,844
       200 Delta Air Lines, Inc. .................................         9,963
       400 * FDX Corp. ...........................................        16,375
       140 Kansas City Southern Industries, Inc. .................        10,447
       500 Norfolk Southern Corp. ................................        10,250
        50 Ryder Systems, Inc. ...................................         1,222
       700 Southwest Airlines Co. ................................        11,331
       570 Union Pacific Corp.....................................        24,866
       100 * US Airways Group, Inc................................         3,206
                                                                     -----------
                                                                         125,879
                                                                     -----------
           Utilities - Electric - 1.4%
       270 * AES Corp. ...........................................        20,182
       150 Ameren Corp. ..........................................         4,913
       320 American Electric Power Co., Inc.......................        10,280
       210 Carolina Power & Light Co. ............................         6,392
       150 Cinergy Corp. .........................................         3,619
       150 CMS Energy Corp........................................         4,678
       350 Consolidated Edison, Inc. .............................        12,075
       150 Constellation Energy Group, Inc........................         4,350
       250 Dominion Resources, Inc................................         9,813
       150 DTE Energy Co..........................................         4,706
       480 Duke Power Co..........................................        24,060
       450 Edison International...................................        11,784
       320 Entergy Corp. .........................................         8,240
       250 Firstenergy Corp. .....................................         5,672
       100 Florida Progress Corp..................................         4,231
       300 FPL Group, Inc.........................................        12,844
       150 GPU, Inc. .............................................         4,491
       200 New Century Energies, Inc..............................         6,075
       200 * Niagara Mohawk Holdings, Inc.........................         2,788
       150 Northern States Power Corp.............................         2,925
       300 PECO Energy Co.........................................        10,425
       600 PG & E Corp............................................        12,300
       110 Pinnacle West Capital Corp.............................         3,362
       150 PP&L Resources, Inc. ..................................         3,431
       350 Public Service Enterprise Group, Inc...................        12,184
       500 Reliant Energy, Inc....................................        11,437
       250 Sempra Energy..........................................         4,344
       950 Southern Co............................................        22,325
       360 Texas Utilities Co.....................................        12,802
                                                                     -----------
                                                                         256,728
                                                                     -----------
           Utilities - Gas - 0.2%
       100 Columbia Energy Group..................................         6,325
        50 Eastern Enterprises....................................         2,872
       100 NICOR, Inc.............................................         3,250

   Shares                                                              Value

 COMMON STOCKS - continued
            Utilities - Gas - continued
        100 Oneok, Inc. .........................................   $     2,512
        100 Peoples Energy Corp. ................................         3,350
        570 The Williams Companies, Inc..........................        17,421
                                                                    -----------
                                                                         35,730
                                                                    -----------
            Utilities - Telephone - 5.8%
        450 ALLTEL Corp. ........................................        37,209
      4,450 AT&T Corp. ..........................................       225,838
      2,130 Bell Atlantic Corp...................................       131,128
      2,600 BellSouth Corp.......................................       121,713
      1,350 GTE Corp. ...........................................        95,259
        520 * Nextel Communications, Inc., Cl. A.................        53,625
      4,769 SBC Communications, Inc..............................       232,489
      1,200 Sprint Corp. ........................................        80,775
        580 * Sprint Corp. (PCS Group) Ser. 1....................        59,450
        710 U.S. West, Inc.......................................        51,120
                                                                    -----------
                                                                      1,088,606
                                                                    -----------
            Utilities - 0.1%
        250 Central & South West Corp. ..........................         5,000
        350 Unicom Corp. ........................................        11,725
                                                                    -----------
                                                                         16,725
                                                                    -----------
            Total Common Stocks
             (cost $15,198,740)..................................    17,234,004
                                                                    -----------
 Principal
   Amount
 SHORT-TERM INVESTMENTS - 9.3%
            Repurchase Agreement - 8.9%
 $1,667,917 Societe Generale Cowan Securities Corp. 2.55%,
             purchased 12/31/1999, maturing 1/3/2000, maturity
             value $1,668,271 (a)................................     1,667,917
                                                                    -----------
            U.S. Government Agency Obligations - 0.4%
            U.S. Treasury Bills
     25,000 (Eff. Yield 5.28%), 1/13/2000........................        24,956
     42,000 (Eff. Yield 5.32%), 1/13/2000........................        41,929
                                                                    -----------
                                                                         66,885
                                                                    -----------
            Total Short-Term Investments
             (cost $1,734,802)...................................     1,734,802
                                                                    -----------

            Total Investments -
             (cost $16,933,542)...........................   101.5%  18,968,806
            Other Assets and
             Liabilities - net............................    (1.5)    (283,371)
                                                             -----  -----------
            Net Assets....................................   100.0% $18,685,435
                                                             =====  ===========

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments (continued)
                               December 31, 1999

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.
** At December 31, 1999, the Fund owned 1,400 shares of First Union Corp. Com-mon Stock at a cost of $49,690. During the year ended December 31, 1999, the Fund earned $517 in dividend income from this investment. This invest-ment in First Union Corp. enables the Fund to maintain a similar weighting as that of the S&P 500 Index.

 FUTURES CONTRACTS - LONG POSITIONS

                               Initial Contract     Value at      Unrealized
  Expiration      Contracts         Amount      December 31, 1999    Gain
 ---------------------------------------------------------------------------
  March 2000   3 S&P 500 Index    $1,075,571       $1,113,150      $37,579

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                            Schedule of Investments
                               December 31, 1999


   Shares                                                               Value

 COMMON STOCKS - 97.8%

            Aerospace & Defense - 1.7%
      6,900 Boeing Co. ...........................................   $   286,781
      9,587 Honeywell International, Inc. ........................       553,050
      5,390 United Technologies Corp. ............................       350,350
                                                                     -----------
                                                                       1,190,181
                                                                     -----------

            Automotive Equipment & Manufacturing - 1.7%
      6,900 Ford Motor Co. .......................................       368,719
      6,800 General Motors Corp. .................................       494,275
      3,000 * General Motors Corp., Cl. H.........................       288,000
                                                                     -----------
                                                                       1,150,994
                                                                     -----------

            Banks - 1.4%
      8,600 BankAmerica Corp. ....................................       431,613
      1,900 Chase Manhattan Corp. ................................       147,606
      5,619 FleetBoston Financial Corp. ..........................       195,611
      4,200 Wells Fargo Co. ......................................       169,838
                                                                     -----------
                                                                         944,668
                                                                     -----------

            Business Equipment &
             Services - 1.2%
      6,200 Automatic Data Processing, Inc. ......................       334,025
      1,800 * Computer Sciences Corp. ............................       170,325
      6,000 First Data Corp. .....................................       295,875
      2,700 Xerox Corp. ..........................................        61,256
                                                                     -----------
                                                                         861,481
                                                                     -----------

            Capital Goods - 0.2%
      3,000 Caterpillar, Inc. ....................................       141,188
                                                                     -----------

            Chemical & Agricultural
             Products - 2.5%
      4,100 Dow Chemical Co. .....................................       547,863
     11,000 Du Pont (E. I.) De Nemours & Co. .....................       724,625
      2,100 Praxair, Inc. ........................................       105,656
     11,300 Sigma-Aldrich Corp. ..................................       339,706
                                                                     -----------
                                                                       1,717,850
                                                                     -----------

            Communication Systems & Services - 7.3%
     20,300 * Cisco Systems, Inc. ................................     2,174,637
      4,500 Echostar Communications Corp. ........................       438,750
     17,300 Lucent Technologies, Inc. ............................     1,294,256
     13,800 * MCI WorldCom, Inc. .................................       732,263
      7,500 Tellabs, Inc. ........................................       481,406
                                                                     -----------
                                                                       5,121,312
                                                                     -----------

            Consumer Products &
             Services - 1.9%
      3,300 Colgate-Palmolive Co. ................................       214,500
      5,600 Gillette Co. .........................................       230,650
      8,100 Procter & Gamble Co. .................................       887,456
                                                                     -----------
                                                                       1,332,606
                                                                     -----------

            Diversified Companies - 0.9%
      4,700 Minnesota Mining & Manufacturing Co. .................       460,012
      3,850 Tyco International, Ltd. .............................       149,669
                                                                     -----------
                                                                         609,681
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued

            Electrical Equipment &
             Services - 5.2%
      2,100 Applied Power, Inc., Cl. A............................   $    77,175
      2,900 Emerson Electric Co. .................................       166,388
     21,900 General Electric Co. .................................     3,389,025
                                                                     -----------
                                                                       3,632,588
                                                                     -----------

            Electronic Equipment &
             Services - 0.5%
      4,640 * Jabil Circuit, Inc. ................................       338,720
                                                                     -----------

            Finance & Insurance - 7.2%
      4,600 Allstate Corp. .......................................       110,400
      3,400 American Express Co. .................................       565,250
      6,215 American International Group, Inc. ...................       671,997
     11,300 Citigroup, Inc. ......................................       627,856
     11,600 Federal Home Loan Mortgage Corp. .....................       545,925
     18,690 Federal National Mortgage Assoc. .....................     1,166,957
      3,500 Goldman Sachs Group, Inc. ............................       329,656
      2,500 Merrill Lynch & Co., Inc. ............................       208,750
      3,400 Morgan Stanley, Dean Witter & Co. ....................       485,350
      1,700 Providian Financial Corp. ............................       154,806
      4,100 Schwab (Charles) & Co., Inc. .........................       157,338
                                                                     -----------
                                                                       5,024,285
                                                                     -----------

            Food & Beverage Products - 3.5%
      5,600 Anheuser Busch Companies, Inc. .......................       396,900
      5,700 Bestfoods.............................................       299,606
      3,000 Campbell Soup Co. ....................................       116,063
     14,200 Coca Cola Co. ........................................       827,150
      6,510 McDonald's Corp. .....................................       262,434
      9,360 Pepsico, Inc. ........................................       329,940
      9,000 Philip Morris Companies, Inc. ........................       208,688
                                                                     -----------
                                                                       2,440,781
                                                                     -----------

            Healthcare Products & Services - 9.5%
     10,200 Abbott Laboratories...................................       370,387
      7,460 American Home Products Corp. .........................       294,204
      1,400 Baxter International, Inc. ...........................        87,938
     10,700 Bristol-Myers Squibb Co. .............................       686,806
      3,760 * Guidant Corp. ......................................       176,720
     11,800 Johnson & Johnson.....................................     1,098,875
      9,100 Lilly (Eli) & Co. ....................................       605,150
      7,400 Medtronic, Inc. ......................................       269,637
     21,050 Merck & Co., Inc. ....................................     1,411,666
      5,000 Monsanto Co. .........................................       178,125
     15,600 Pfizer, Inc. .........................................       506,025
      5,640 Pharmacia & Upjohn, Inc. .............................       253,800
      8,570 Schering-Plough Corp. ................................       361,547
      3,900 Warner-Lambert Co. ...................................       319,556
                                                                     -----------
                                                                       6,620,436
                                                                     -----------

            Industrial Specialty Products & Services - 1.3%
      3,600 Corning, Inc. ........................................       464,175
      3,400 Illinois Tool Works, Inc. ............................       229,713
      7,400 Teleflex, Inc. .......................................       231,712
                                                                     -----------
                                                                         925,600
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments (continued)
                               December 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued

            Information Services &
             Technology - 22.5%
     13,000 * America Online, Inc. ..............................   $   980,687
      2,900 * Analog Devices, Inc. ..............................       269,700
      3,700 * At Home Corp., Ser. A..............................       158,638
      2,200 * BMC Software, Inc. ................................       175,863
     13,000 Compaq Computer Corp. ...............................       351,812
      5,600 Computer Associates International, Inc. .............       391,650
     23,430 * Dell Computer Corp. ...............................     1,194,930
      6,300 * EMC Corp. .........................................       688,275
      6,000 * Gateway, Inc. .....................................       432,375
      5,700 Hewlett-Packard Co. .................................       649,444
     25,290 Intel Corp. .........................................     2,081,683
     10,260 International Business Machines Corp. ...............     1,108,080
      1,800 * JDS Uniphase Corp. ................................       290,363
      7,000 * Micros Systems, Inc. ..............................       518,000
     30,600 * Microsoft Corp. ...................................     3,572,550
      7,400 * Oracle Systems Corp. ..............................       829,262
     25,800 * Sun Microsystems, Inc. ............................     1,997,887
                                                                    -----------
                                                                     15,691,199
                                                                    -----------

            Metal Products & Services - 0.5%
      2,400 Alcoa, Inc. .........................................       199,200
      2,900 Nucor Corp. .........................................       158,956
                                                                    -----------
                                                                        358,156
                                                                    -----------

            Oil/Energy - 4.4%
      2,600 Atlantic Richfield Co. ..............................       224,900
      4,230 Chevron Corp. .......................................       366,424
     20,260 Exxon Mobil Corp. ...................................     1,632,196
      8,000 Royal Dutch Petroleum Co. ...........................       483,500
      6,400 Texaco, Inc. ........................................       347,600
                                                                    -----------
                                                                      3,054,620
                                                                    -----------

            Oil Field Services - 0.9%
      3,000 Baker Hughes, Inc. ..................................        63,187
      3,500 Diamond Offshore Drilling, Inc. .....................       106,969
      2,360 Halliburton Co. .....................................        94,990
      5,500 Schlumberger, Ltd. ..................................       309,375
      1,064 Transocean Sedco Forex, Inc. ........................        35,844
                                                                    -----------
                                                                        610,365
                                                                    -----------

            Paper & Packaging - 0.7%
      2,500 International Paper Co. .............................       141,094
      3,170 Kimberly-Clark Corp. ................................       206,843
      2,100 Weyerhaeuser Co. ....................................       150,806
                                                                    -----------
                                                                        498,743
                                                                    -----------

            Printing, Publishing, Broadcasting & Entertainment -
              4.3%
      4,100 * CBS Corp. .........................................       262,144
     11,800 * Clear Channel Communications, Inc. ................     1,053,150
      4,400 * Cox Communications, Inc., Cl. A....................       226,600
     18,300 Disney (Walt) Co. ...................................       535,275
     13,200 Time Warner, Inc. ...................................       956,175
                                                                    -----------
                                                                      3,033,344
                                                                    -----------


   Shares                                                              Value

 COMMON STOCKS - continued

            Retailing & Wholesale - 6.6%
      5,000 * Bed Bath & Beyond, Inc. ...........................   $   173,750
      3,200 * Best Buy Co., Inc. ................................       160,600
      5,000 * Costco Wholesale Corp. ............................       456,250
      2,500 Dayton Hudson Corp. .................................       183,594
     16,050 Home Depot, Inc. ....................................     1,100,428
      7,820 Lowe's Companies, Inc. ..............................       467,245
      4,600 * Safeway, Inc. .....................................       163,587
      3,450 Tandy Corp. .........................................       169,697
     25,400 Wal-Mart Stores, Inc. ...............................     1,755,775
                                                                    -----------
                                                                      4,630,926
                                                                    -----------

            Telecommunication Services & Equipment - 5.3%
      3,900 Ericsson LM Telephone Co.,
             Cl. B, ADR..........................................       256,181
      3,300 Motorola, Inc. ......................................       485,925
      5,800 Nokia Corp., ADR.....................................     1,102,000
     11,800 Nortel Networks Corp. ...............................     1,191,800
      3,600 * Qualcomm, Inc. ....................................       634,050
                                                                    -----------
                                                                      3,669,956
                                                                    -----------

            Transportation - 0.3%
      2,860 United Parcel Service, Inc., Cl. B...................       197,340
                                                                    -----------

            Utilities - Electric - 0.1%
      4,200 Southern Co. ........................................        98,700
                                                                    -----------

            Utilities - Telephone - 6.2%
      1,800 ALLTEL Corp. ........................................       148,838
     21,600 AT&T Corp. ..........................................     1,096,200
      9,500 Bell Atlantic Corp. .................................       584,844
      6,600 GTE Corp. ...........................................       465,712
      2,440 * Nextel Communications, Inc., Cl. A.................       251,625
     19,900 SBC Communications, Inc. ............................       970,125
      5,000 Sprint Corp. ........................................       336,562
      4,700 * Sprint Corp. (PCS Group) Ser. 1....................       481,750
                                                                    -----------
                                                                      4,335,656
                                                                    -----------
            Total Common Stocks (cost $57,145,071)...............    68,231,376
                                                                    -----------

 Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 2.8%

            Repurchase Agreement - 2.8%
 $1,972,000 State Street Bank & Trust Co., 3.25%, purchased
             12/31/1999, maturing 1/3/2000, maturity value
             $1,972,534 (cost $1,972,000) (a)....................     1,972,000
                                                                    -----------

            Total Investments - (cost $59,117,071)........   100.6%  70,203,376
            Other Assets and Liabilities - net............    (0.6)    (429,326)
                                                             -----  -----------
            Net Assets....................................   100.0% $69,774,050
                                                             =====  ===========

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments (continued)
                               December 31, 1999

*   Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                            Schedule of Investments
                               December 31, 1999


   Shares                                                              Value


 COMMON STOCKS - 73.9%

            Aerospace & Defense - 1.2%
     10,000 Boeing Co. ..........................................   $    415,625
     14,450 Honeywell International, Inc. .......................        833,584
      8,500 United Technologies Corp. ...........................        552,500
                                                                    ------------
                                                                       1,801,709
                                                                    ------------

            Automotive Equipment & Manufacturing - 1.7%
      7,435 * Daimler Chrysler AG................................        581,789
      5,200 Delphi Automotive Systems Corp. .....................         81,900
     11,230 Ford Motor Co. ......................................        600,103
     10,400 General Motors Corp. ................................        755,950
      4,600 * General Motors Corp., Cl. H........................        441,600
                                                                    ------------
                                                                       2,461,342
                                                                    ------------

            Banks - 0.8%
      7,540 BankAmerica Corp. ...................................        378,414
      2,900 Chase Manhattan Corp. ...............................        225,294
      8,000 FleetBoston Financial Corp. .........................        278,500
      6,300 Wells Fargo Co. .....................................        254,756
                                                                    ------------
                                                                       1,136,964
                                                                    ------------

            Building, Construction & Furnishings - 0.1%
      2,400 Deere & Co. .........................................        104,100
                                                                    ------------

            Business Equipment &
             Services - 1.0%
      9,400 Automatic Data Processing, Inc. .....................        506,425
      4,800 * Computer Sciences Corp. ...........................        454,200
      8,700 First Data Corp. ....................................        429,019
      4,000 Xerox Corp. .........................................         90,750
                                                                    ------------
                                                                       1,480,394
                                                                    ------------

            Capital Goods - 0.1%
      3,400 Caterpillar, Inc. ...................................        160,013
                                                                    ------------

            Chemical & Agricultural
             Products - 2.1%
      2,800 Air Products & Chemicals, Inc. ......................         93,975
      6,400 Dow Chemical Co. ....................................        855,200
     24,390 Du Pont (E. I.) De Nemours & Co. ....................      1,606,691
      4,700 PPG Industries, Inc. ................................        294,044
      4,000 Praxair, Inc. .......................................        201,250
                                                                    ------------
                                                                       3,051,160
                                                                    ------------

            Communication Systems & Services - 4.6%
     33,400 * Cisco Systems, Inc. ...............................      3,577,975
     26,700 Lucent Technologies, Inc. ...........................      1,997,494
     20,400 * MCI WorldCom, Inc. ................................      1,082,475
                                                                    ------------
                                                                       6,657,944
                                                                    ------------

            Consumer Products &
             Services - 1.4%
      5,000 Colgate-Palmolive Co. ...............................        325,000
      9,230 Gillette Co. ........................................        380,160
     11,900 Procter & Gamble Co. ................................      1,303,794
                                                                    ------------
                                                                       2,008,954
                                                                    ------------


   Shares                                                              Value


 COMMON STOCKS - continued

            Diversified Companies - 0.7%
      7,000 Minnesota Mining & Manufacturing Co. ................   $    685,125
      8,300 * Tyco International, Ltd. ..........................        322,662
                                                                    ------------
                                                                       1,007,787
                                                                    ------------

            Electrical Equipment &
             Services - 4.2%
      6,000 Applied Power, Inc., Cl. A...........................        220,500
     10,740 Emerson Electric Co. ................................        616,207
     33,900 General Electric Co. ................................      5,246,025
                                                                    ------------
                                                                       6,082,732
                                                                    ------------

            Finance & Insurance - 5.9%
      3,800 AFLAC, Inc. .........................................        179,313
      5,600 Allstate Corp. ......................................        134,400
      9,160 American Express Co. ................................      1,522,850
     13,650 American International Group, Inc. ..................      1,475,906
        210 * Berkshire Hathaway, Inc., Cl. B....................        384,300
     16,600 Citigroup, Inc. .....................................        922,337
      6,000 Federal Home Loan Mortgage Corp. ....................        282,375
     21,900 Federal National Mortgage Assoc. ....................      1,367,381
      6,000 Goldman Sachs Group, Inc. ...........................        565,125
      2,000 Marsh & McLennan Co., Inc. ..........................        191,375
      7,000 Merrill Lynch & Co., Inc. ...........................        584,500
      5,400 Morgan Stanley, Dean Witter & Co. ...................        770,850
      6,500 Schwab (Charles) & Co., Inc. ........................        249,438
                                                                    ------------
                                                                       8,630,150
                                                                    ------------

            Food & Beverage Products - 3.0%
      7,300 Anheuser Busch Companies, Inc. ......................        517,388
     10,080 Bestfoods............................................        529,830
      4,710 Campbell Soup Co. ...................................        182,218
     23,200 Coca Cola Co. .......................................      1,351,400
      8,770 Conagra, Inc. .......................................        197,873
      3,100 H.J. Heinz Co. ......................................        123,419
      3,600 Kellogg Co. .........................................        110,925
     14,920 McDonald's Corp. ....................................        601,462
     13,640 Pepsico, Inc. .......................................        480,810
     10,000 Philip Morris Companies, Inc. .......................        231,875
      3,000 Ralston Purina Co. ..................................         83,625
                                                                    ------------
                                                                       4,410,825
                                                                    ------------

            Forest Products - 0.1%
      3,000 Willamette Industries, Inc. .........................        139,313
                                                                    ------------

            Healthcare Products &
             Services - 6.4%
     17,380 Abbott Laboratories..................................        631,111
     14,400 American Home Products Corp. ........................        567,900
      3,500 Baxter International, Inc. ..........................        219,844
     16,400 Bristol-Myers Squibb Co. ............................      1,052,675
      5,700 * Guidant Corp. .....................................        267,900
     13,100 Johnson & Johnson....................................      1,219,937
     13,700 Lilly (Eli) & Co. ...................................        911,050
     12,530 Medtronic, Inc. .....................................        456,562
     21,200 Merck & Co., Inc. ...................................      1,421,725

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments (continued)
                               December 31, 1999


   Shares                                                              Value


 COMMON STOCKS - continued

            Healthcare Products &
             Services - continued
      9,800 Monsanto Co. ........................................   $    349,125
     24,200 Pfizer, Inc. ........................................        784,987
      8,600 Pharmacia & Upjohn, Inc. ............................        387,000
     11,800 Schering-Plough Corp. ...............................        497,813
      6,100 Warner-Lambert Co. ..................................        499,819
                                                                    ------------
                                                                       9,267,448
                                                                    ------------

            Industrial Specialty Products & Services - 0.7%
      5,700 Corning, Inc. .......................................        734,943
      5,100 Illinois Tool Works, Inc. ...........................        344,569
                                                                    ------------
                                                                       1,079,512
                                                                    ------------

            Information Services & Technology - 16.1%
     20,440 * America Online, Inc. ..............................      1,541,943
      6,800 * Analog Devices, Inc. ..............................        632,400
      5,600 * At Home Corp., Ser. A..............................        240,100
      4,400 * BMC Software, Inc. ................................        351,725
     22,000 Compaq Computer Corp. ...............................        595,375
      8,300 Computer Associates International, Inc. .............        580,481
     36,400 * Dell Computer Corp. ...............................      1,856,400
      8,600 * EMC Corp. .........................................        939,550
     10,400 Hewlett-Packard Co. .................................      1,184,950
     41,800 Intel Corp. .........................................      3,440,662
     19,300 International Business Machines Corp. ...............      2,084,400
      2,800 * JDS Uniphase Corp. ................................        451,675
     46,900 * Microsoft Corp. ...................................      5,475,575
     11,500 * Oracle Systems Corp. ..............................      1,288,719
     36,220 * Sun Microsystems, Inc. ............................      2,804,786
                                                                    ------------
                                                                      23,468,741
                                                                    ------------

            Metal Products & Services - 0.4%
      3,600 Alcoa, Inc. .........................................        298,800
      4,400 Nucor Corp. .........................................        241,175
                                                                    ------------
                                                                         539,975
                                                                    ------------

            Oil/Energy - 3.2%
      3,800 Atlantic Richfield Co. ..............................        328,700
      8,850 BP Amoco Plc, ADR....................................        524,916
      8,380 Chevron Corp. .......................................        725,917
     31,441 Exxon Mobil Corp. ...................................      2,532,966
     10,000 Texaco, Inc. ........................................        543,125
                                                                    ------------
                                                                       4,655,624
                                                                    ------------

            Oil Field Services - 0.6%
      3,600 Baker Hughes, Inc. ..................................         75,825
      6,000 Halliburton Co. .....................................        241,500
      8,000 Schlumberger, Ltd. ..................................        450,000
      1,548 Transocean Sedco Forex, Inc. ........................         52,148
                                                                    ------------
                                                                         819,473
                                                                    ------------

            Paper & Packaging - 0.7%
      7,700 International Paper Co. .............................        434,569
      6,350 Kimberly-Clark Corp. ................................        414,337

   Shares                                                             Value


 COMMON STOCKS - continued

            Paper & Packaging - continued
      3,200 Weyerhaeuser Co. ...................................   $    229,800
                                                                   ------------
                                                                      1,078,706
                                                                   ------------

            Printing, Publishing, Broadcasting & Entertainment -
              2.4%
      5,900 * CBS Corp. ........................................        377,231
      3,000 * Clear Channel Communications, Inc. ...............        267,750
      5,600 * Cox Communications, Inc., Cl. A...................        288,400
     28,000 Disney (Walt) Co. ..................................        819,000
      2,600 Gannett Co., Inc. ..................................        212,063
     20,400 Time Warner, Inc. ..................................      1,477,725
                                                                   ------------
                                                                      3,442,169
                                                                   ------------

            Retailing & Wholesale - 4.7%
     10,000 * Bed Bath & Beyond, Inc. ..........................        347,500
      4,900 * Best Buy Co., Inc. ...............................        245,919
      4,400 * Costco Wholesale Corp. ...........................        401,500
      3,000 Dayton Hudson Corp. ................................        220,313
     26,685 Home Depot, Inc. ...................................      1,829,590
     10,000 Lowe's Companies, Inc. .............................        597,500
      6,800 * Safeway, Inc. ....................................        241,825
      4,100 Tandy Corp. ........................................        201,669
     39,530 Wal-Mart Stores, Inc. ..............................      2,732,511
                                                                   ------------
                                                                      6,818,327
                                                                   ------------

            Telecommunication Services & Equipment - 5.8%
      5,900 Ericsson LM Telephone Co.,
             Cl. B, ADR.........................................        387,556
     40,700 * Global Crossing Ltd. .............................      2,035,000
      5,000 Motorola, Inc. .....................................        736,250
      8,860 Nokia Corp., ADR....................................      1,683,400
     17,900 Nortel Networks Corp. ..............................      1,807,900
      5,600 * Qualcomm, Inc. ...................................        986,300
     11,900 * Qwest Communications International, Inc. .........        511,700
      7,100 Vodafone AirTouch Plc, ADR..........................        351,450
                                                                   ------------
                                                                      8,499,556
                                                                   ------------

            Transportation - 0.5%
      9,800 Union Pacific Corp. ................................        427,525
      4,000 United Parcel Service, Inc., Cl. B..................        276,000
                                                                   ------------
                                                                        703,525
                                                                   ------------

            Utilities - Electric - 0.4%
      3,600 Duke Power Co. .....................................        180,450
      2,400 Public Service Enterprise Group, Inc. ..............         83,550
      4,988 * Scottish Power Plc, ADR...........................        139,664
      9,600 Southern Co. .......................................        225,600
                                                                   ------------
                                                                        629,264
                                                                   ------------

            Utilities - Gas - 0.2%
     11,600 Keyspan Corp. ......................................        268,975
                                                                   ------------

            Utilities - Telephone - 4.9%
      2,700 ALLTEL Corp. .......................................        223,256
     33,000 AT&T Corp. .........................................      1,674,750
     14,400 Bell Atlantic Corp. ................................        886,500

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments (continued)
                               December 31, 1999


   Shares                                                    Value
 COMMON STOCKS - continued

            Utilities - Telephone - continued
     10,100 GTE Corp. .................................   $    712,681
     32,270 SBC Communications, Inc. ..................      1,573,163
     19,900 Sprint Corp. ..............................      1,339,519
      7,350 * Sprint Corp. (PCS Group) Ser. 1..........        753,375
                                                          ------------
                                                             7,163,244
                                                          ------------
            Total Common Stocks
             (cost $89,447,733)........................    107,567,926
                                                          ------------
 Principal
   Amount                                                    Value
 CORPORATE BONDS - 0.9%

            Communication Systems & Services - 0.2%
 $  250,000 Lucent Technologies, Inc.
             6.90%, 7/15/2001..........................        251,024
                                                          ------------

            Retailing & Wholesale - 0.7%
  1,000,000 Wal-Mart Stores, Inc. 6.875%, 8/10/2009....        975,138
                                                          ------------
            Total Corporate Bonds (cost $1,248,239)....      1,226,162
                                                          ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.3%

            U.S. Treasury Notes & Bonds - 21.3%
            U.S. Treasury Bonds:
  3,000,000 6.00%, 2/15/2026...........................      2,745,000
  3,000,000 7.125%, 2/15/2023..........................      3,124,689

 Principal
   Amount                                                Value
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued

            U.S. Treasury Notes & Bonds - continued
            U.S. Treasury Notes:
 $6,000,000 5.50%, 5/15/2009......................    $  5,591,250
  7,000,000 5.875%, 9/30/2002.....................       6,927,816
  6,500,000 5.875%, 11/15/2005....................       6,313,125
  6,000,000 6.125%, 8/15/2007.....................       5,850,000
    500,000 6.50%, 8/15/2005......................         500,156
                                                      ------------
                                                        31,052,036
                                                      ------------

            U.S. Government Agency Obligations -
              1.0%
  1,500,000 Federal National Mortgage Assoc.
             5.125%, 2/13/2004....................       1,408,694
                                                      ------------
            Total U.S. Government &
             Agency Obligations
             (cost $33,235,397)...................      32,460,730
                                                      ------------
 SHORT-TERM INVESTMENTS - 2.9%

            Repurchase Agreement - 2.9%
  4,244,000 State Street Bank & Trust Co., 3.25%,
             purchased 12/31/1999, maturing
             1/3/2000, maturity value $4,245,149
             (cost $4,244,000) (a)................       4,244,000
                                                      ------------

            Total Investments -
             (cost $128,175,369)..........................   100.0%  145,498,818
            Other Assets and
             Liabilities - net............................     0.0        67,557
                                                             -----  ------------
            Net Assets....................................   100.0% $145,566,375
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                            Schedule of Investments
                               December 31, 1999


 Shares                                                                 Value


 COMMON STOCKS - 97.9%
        Australia - 1.8%
  5,000 National Australia Bank, Ltd. ............................   $   381,250
                                                                     -----------
        Belgium - 0.6%
    250 Colruyt NV................................................        14,355
     25 * Dolmen Computer Applications NV.........................           755
  2,500 UCB SA....................................................       108,416
                                                                     -----------
                                                                         123,526
                                                                     -----------
        Canada - 3.3%
 25,500 Bombardier, Inc., Cl. B...................................       523,779
  4,000 Du Pont Canada, Inc., Cl. A...............................       164,461
                                                                     -----------
                                                                         688,240
                                                                     -----------
        Denmark - 0.9%
  1,900 Coloplast AS..............................................       181,286
                                                                     -----------
        Finland - 2.3%
  2,500 Nokia Corp., ADR..........................................       475,000
                                                                     -----------
        France - 3.9%
    650 * Carrefour SA............................................       119,890
  1,250 Hermes International......................................       188,626
  3,020 * Sanofi Synthelabo.......................................       125,765
  2,600 Societe Technip...........................................       266,625
    680 Sodexho Alliance..........................................       120,354
                                                                     -----------
                                                                         821,260
                                                                     -----------
        Germany - 5.5%
  3,150 Altana AG.................................................       215,774
  2,320 Hugo Boss AG..............................................       275,772
  8,600 RWE AG....................................................       336,999
    100 SAP AG....................................................        49,259
  3,000 SAP AG, ADR...............................................       156,188
  5,850 Suedzucker AG.............................................        82,502
    200 VEW AG....................................................        50,569
                                                                     -----------
                                                                       1,167,063
                                                                     -----------
        Hong Kong - 0.9%
  6,000 Cheung Kong Holdings, Ltd. ...............................        76,027
  7,000 Henderson Land Development Co., Ltd. .....................        45,025
 51,700 Hong Kong & China Gas Co., Ltd. ..........................        70,831
                                                                     -----------
                                                                         191,883
                                                                     -----------
        Ireland - 1.0%
 10,061 CRH Plc, London Exchange..................................       217,395
                                                                     -----------
        Italy - 4.0%
  7,724 Benetton Group SpA, ADS...................................       350,960
 20,000 Industrie Natuzzi SpA, ADR................................       265,000
 12,500 Luxottica Group SpA, ADS..................................       219,531
                                                                     -----------
                                                                         835,491
                                                                     -----------
        Japan - 8.6%
  3,300 Nintendo Co., Ltd. .......................................       548,439
  8,000 Seven-Eleven Japan Co., Ltd. .............................     1,268,474
                                                                     -----------
                                                                       1,816,913
                                                                     -----------

 Shares                                                                 Value


 COMMON STOCKS - continued
        Malaysia - 0.1%
  1,400 AMMB Holdings Berhad......................................   $     3,353
  2,000 * Malayan Banking Berhad..................................         7,105
  2,000 Malaysian Oxygen Berhad...................................         4,947
  2,000 Perusahaan Otomobil Nasional Berhad.......................         3,895
                                                                     -----------
                                                                          19,300
                                                                     -----------
        Netherlands - 5.4%
  6,288 CSM NV....................................................       134,285
  3,815 Getronics NV..............................................       304,369
  5,319 IHC Caland NV.............................................       194,231
  3,337 Numico Kon NV.............................................       124,511
  2,900 VNU NV....................................................       152,434
  7,016 * Wolters Kluwer NV.......................................       237,470
                                                                     -----------
                                                                       1,147,300
                                                                     -----------
        Spain - 1.8%
 17,500 Endesa SA, ADR............................................       353,281
  3,100 Prosegur, CIA de Seguridad SA.............................        27,762
                                                                     -----------
                                                                         381,043
                                                                     -----------
        Sweden - 0.5%
  3,000 Hennes & Mauritz, Cl.B....................................       100,482
                                                                     -----------
        Switzerland - 1.0%
    100 Schweizerische Rueckversicherungs-Gesellschaft............       205,426
                                                                     -----------
        United Kingdom - 7.3%
  3,917 Astrazeneca Plc, ADR......................................       163,535
 18,488 Granada Group Plc.........................................       186,648
  2,500 Laporte Plc...............................................        21,887
 14,000 Lloyds TSB Group Plc......................................       173,903
  9,000 Morgan Crucible Co. Plc...................................        42,014
 15,000 Next Plc..................................................       143,923
  7,500 Pearson Publishing Plc....................................       244,112
 36,200 Rentokil Initial Plc......................................       131,566
  2,400 SmithKline Beecham Plc, ADR...............................       154,650
  6,231 Smiths Industries Plc.....................................        93,101
 10,000 TI Group Plc..............................................        72,527
  1,500 Vodafone AirTouch Plc, ADR................................        74,250
  6,245 Williams Plc..............................................        28,447
                                                                     -----------
                                                                       1,530,563
                                                                     -----------
        United States - 49.0%
  7,500 Abbott Laboratories.......................................       272,344
  2,310 American International Group, Inc. .......................       249,769
  8,000 Avon Products, Inc. ......................................       264,000
  6,000 Black & Decker Corp. .....................................       313,500
  4,600 Carnival Corp., Cl. A.....................................       219,938
  4,350 * Cisco Systems, Inc. ....................................       465,994
  6,000 Citigroup, Inc. ..........................................       333,375
  3,100 Computer Associates International, Inc. ..................       216,806
  5,500 * Dell Computer Corp. ....................................       280,500
  1,800 Disney (Walt) Co. ........................................        52,650
  3,500 Federal National Mortgage Assoc. .........................       218,531
  2,700 Gannett Co., Inc. ........................................       220,219

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                       Schedule of Investments (continued)
                               December 31, 1999


 Shares                                                                 Value


 COMMON STOCKS - continued
        United States - continued
  5,325 Gap, Inc. .................................................  $   244,950
  2,000 General Electric Co. ......................................      309,500
  7,000 General Mills, Inc. .......................................      250,250
  5,000 Harley-Davidson, Inc. .....................................      320,312
  4,800 Home Depot, Inc. ..........................................      329,100
  4,000 Honeywell International, Inc. .............................      230,750
  4,500 Intel Corp. ...............................................      370,406
  5,500 Marriott International, Inc., Cl. A........................      173,594
  3,150 Marsh & McLennan Co., Inc. ................................      301,416
  2,500 Maytag Corp. ..............................................      120,000
  7,375 MBNA Corp. ................................................      200,969
  4,200 McGraw-Hill Companies, Inc. ...............................      258,825
  4,000 Merck & Co., Inc. .........................................      268,250
  5,000 * Microsoft Corp. .........................................      583,750
  2,200 Morgan Stanley, Dean Witter & Co. .........................      314,050
  1,575 * Oracle Systems Corp. ....................................      176,498
  5,000 Pitney Bowes, Inc. ........................................      241,562
  5,674 SBC Communications, Inc. ..................................      276,607
  6,500 Schering-Plough Corp. .....................................      274,219
  3,000 Schwab (Charles) & Co., Inc. ..............................      115,125
  2,500 SLM Holding Corp. .........................................      105,625
  2,225 Sodexho Marriott Services, Inc. ...........................       28,925

 Shares                                                                Value


 COMMON STOCKS - continued
        United States - continued
 15,000 TJX Co., Inc. ...........................................   $   306,562
  4,000 Tribune Co. .............................................       220,250
  3,995 United Technologies Corp. ...............................       259,675
  7,500 Viad Corp. ..............................................       209,063
  7,200 Wal-Mart Stores, Inc. ...................................       497,700
  5,100 Wells Fargo Co. .........................................       206,231
                                                                    -----------
                                                                     10,301,790
                                                                    -----------
        Total Common Stocks
         (cost $15,795,428)......................................    20,585,211
                                                                    -----------

 PREFERRED STOCKS - 0.8%
        Germany - 0.8%
  5,000 RWE AG (cost $172,722)...................................       154,124
                                                                    -----------
 WARRANTS - 0.0%
        Malaysia - 0.0%
    400 * United Engineers Berhad, expires 11/18/2002 (cost $0)
         ........................................................           308
                                                                    -----------

        Total Investments -
         (cost $15,968,150)................................    98.7%  20,739,643
        Other Assets and
         Liabilities - net.................................     1.3      282,188
                                                              -----  -----------
        Net Assets.........................................   100.0% $21,021,831
                                                              =====  ===========

* Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
ADS  American Depository Share

At December 31, 1999, the Fund held securities in the following industries:

                                                 Percent of
                                 Market Value Portfolio Assets
--------------------------------------------------------------
Merchandising                    $ 4,245,123        20.5%
Health & Personal Care             2,122,004        10.2%
Financial Services                 2,047,638         9.9%
Technology                         1,628,716         7.9%
Electrical & Electronics           1,418,323         6.8%
Telecommunications                 1,291,851         6.2%
Food & Household Products          1,159,647         5.6%
Broadcasting & Publishing          1,089,198         5.3%
Aerospace & Military Technology    1,014,204         4.9%
Utilities-Electric, Gas & Water      915,236         4.4%
Banking                              768,490         3.7%
Multi-Industry                       527,277         2.5%
Business & Public Services           513,436         2.5%
Building Materials & Components      484,328         2.3%
Real Estate                          323,571         1.6%
Leisure & Tourism                    272,587         1.3%
Other                                918,014         4.4%
                                 -----------       ------
                                 $20,739,643       100.0%
                                 ===========       ======

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                            Schedule of Investments
                               December 31, 1999


   Shares                                                               Value


 COMMON STOCKS - 97.5%

            Advertising & Related
             Services - 0.3%
      4,000 Young & Rubicam, Inc. ................................   $   283,000
                                                                     -----------
            Aerospace & Defense - 2.9%
      3,000 Boeing Co. ...........................................       124,688
     20,000 Bombardier, Inc., Cl. B...............................       410,807
     12,000 Cordant Technologies, Inc. ...........................       396,000
     13,050 Honeywell International, Inc. ........................       752,822
     14,100 Lockheed Martin Corp. ................................       308,437
     18,500 * Loral Space & Communications........................       449,781
                                                                     -----------
                                                                       2,442,535
                                                                     -----------
            Automotive Equipment & Manufacturing - 1.0%
      8,600 Toyota Motor Co. .....................................       837,425
                                                                     -----------
            Banks - 4.8%
      5,000 Astoria Financial Corp. ..............................       152,188
     15,000 BB&T Corp. ...........................................       410,625
     14,000 Hibernia Corp., Cl. A.................................       148,750
     12,000 KeyCorp...............................................       265,500
     12,000 Marshall & Ilsley Corp. ..............................       753,750
     22,000 Mellon Financial Corp. ...............................       749,375
     22,000 Pacific Century Financial Corp. ......................       411,125
      7,000 SouthTrust Corp. .....................................       264,687
      6,975 Susquehanna Bancshares, Inc. .........................       110,728
      8,100 U.S. Bancorp..........................................       192,881
     21,500 Webster Financial Corp. ..............................       506,594
      2,000 Wells Fargo Co. ......................................        80,875
                                                                     -----------
                                                                       4,047,078
                                                                     -----------
            Building, Construction & Furnishings - 1.7%
      1,000 Deere & Co. ..........................................        43,375
      9,000 * Jacobs Engineering Group, Inc. .....................       292,500
      8,000 Lennar Corp. .........................................       130,000
      8,000 Southdown, Inc. ......................................       413,000
      6,000 * Toll Brothers, Inc. ................................       111,750
     16,500 * US Home Corp. ......................................       421,781
                                                                     -----------
                                                                       1,412,406
                                                                     -----------
            Business Equipment &
             Services - 6.7%
     22,700 ACNielsen Corp. ......................................       558,987
      3,000 * Atlas Air, Inc. ....................................        82,313
     15,000 * Circle International Group, Inc. ...................       333,750
     14,800 * Computer Sciences Corp. ............................     1,400,450
     35,100 * Convergys Corp. ....................................     1,079,325
     10,000 Equifax, Inc. ........................................       235,625
     18,000 Petroleum Helicopters, Inc. ..........................       166,500
     18,300 Pittston Brink's Group................................       402,600
      8,000 * Policy Management Systems Corp. ....................       204,500
     19,500 * Seagate Technology..................................       907,969
      6,000 Visio Corp. ..........................................       285,000
                                                                     -----------
                                                                       5,657,019
                                                                     -----------
            Capital Goods - 0.3%
      5,000 Caterpillar, Inc......................................       235,313
                                                                     -----------

   Shares                                                               Value


 COMMON STOCKS - continued

            Chemical & Agricultural
             Products - 1.8%
      2,600 Air Products & Chemicals, Inc. .......................   $    87,263
     12,500 Albemarle Corp. ......................................       239,844
     32,500 Engelhard Corp. ......................................       613,437
     22,000 IMC Global, Inc. .....................................       360,250
      8,000 Sigma-Aldrich Corp. ..................................       240,500
                                                                     -----------
                                                                       1,541,294
                                                                     -----------
            Communication Systems & Services - 2.7%
     32,650 * American Tower Systems Corp., Cl. A.................       997,865
     10,000 * Cisco Systems, Inc. ................................     1,071,250
      2,700 Lucent Technologies, Inc. ............................       201,994
                                                                     -----------
                                                                       2,271,109
                                                                     -----------
            Consumer Products &
             Services - 6.6%
      7,000 Colgate-Palmolive Co. ................................       455,000
     23,000 Hasbro, Inc. .........................................       438,438
     28,600 Mattel, Inc. .........................................       375,375
      3,000 Newell Rubbermaid, Inc. ..............................        87,000
      7,400 Procter & Gamble Co. .................................       810,762
     37,500 Service Corp. International...........................       260,156
     10,900 Sony Corp., ADR.......................................     3,103,775
      2,000 * Tommy Hilfiger Corp. ...............................        46,625
                                                                     -----------
                                                                       5,577,131
                                                                     -----------
            Diversified Companies - 0.2%
      4,000 ITT Industries, Inc. .................................       133,750
                                                                     -----------
            Electrical Equipment &
             Services - 3.1%
     11,000 Emerson Electric Co. .................................       631,125
     13,000 General Electric Co. .................................     2,011,750
                                                                     -----------
                                                                       2,642,875
                                                                     -----------
            Electronic Equipment &
             Services - 0.8%
      6,000 * KLA-Tencor Corp. ...................................       668,250
                                                                     -----------
            Energy - 0.1%
      3,000 Occidental Petroleum Corp. ...........................        64,875
                                                                     -----------
            Finance & Insurance - 6.3%
      5,343 American International Group, Inc. ...................       577,712
      2,000 Citigroup, Inc. ......................................       111,125
     13,500 Federal Home Loan Mortgage Corp. .....................       635,344
      2,000 Goldman Sachs Group, Inc. ............................       188,375
      2,500 Hartford Financial Services Group, Inc. ..............       118,437
     11,000 Legg Mason, Inc. .....................................       398,750
     10,000 Lehman Brothers Holdings, Inc. .......................       846,875
     24,000 Neuberger Berman, Inc. ...............................       597,000
     16,500 Price (T.) Rowe & Associates, Inc. ...................       609,469
      8,000 Progressive Corp. Ohio................................       585,000
     12,100 UnumProvident Corp. ..................................       387,956
     10,000 Waddell & Reed Financial, Inc. Cl. A..................       271,250
                                                                     -----------
                                                                       5,327,293
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                               December 31, 1999


   Shares                                                               Value


 COMMON STOCKS - continued

            Food & Beverage Products - 0.5%
      9,000 Conagra, Inc. ........................................   $   203,062
      3,800 International Multifoods Corp. .......................        50,350
      5,000 Sara Lee Corp. .......................................       110,313
     10,000 * Vlasic Foods International, Inc. ...................        56,875
                                                                     -----------
                                                                         420,600
                                                                     -----------
            Forest Products - 0.3%
     10,000 Deltic Timber Corp. ..................................       218,750
                                                                     -----------
            Healthcare Products &
             Services - 6.9%
      7,000 Abbott Laboratories...................................       254,187
     15,000 * Acuson Corp. .......................................       188,438
      2,000 * Alza Corp. .........................................        69,250
      4,000 American Home Products Corp. .........................       157,750
     18,000 * AmeriSource Health Corp., Cl. A.....................       273,375
      5,200 Beckman Coulter, Inc. ................................       264,550
      7,000 * Boston Scientific Corp. ............................       153,125
      1,500 * Dendrite International, Inc. .......................        50,813
      4,000 * HEALTHSOUTH Corp. ..................................        21,500
     16,500 IMS Health, Inc. .....................................       448,594
      6,000 Johnson & Johnson.....................................       558,750
      3,000 Lilly (Eli) & Co. ....................................       199,500
     11,000 McKesson HBOC, Inc. ..................................       248,187
      8,000 Medtronic, Inc. ......................................       291,500
     12,500 Monsanto Co. .........................................       445,312
      6,000 PE Corp-PE Biosystems Group...........................       721,875
     14,500 * Quorum Health Group, Inc. ..........................       135,031
      2,000 Schering-Plough Corp. ................................        84,375
      6,500 Shared Medical System Corp. ..........................       331,094
      5,000 * Sybron International Corp. .........................       123,438
      9,000 Warner-Lambert Co. ...................................       737,437
                                                                     -----------
                                                                       5,758,081
                                                                     -----------
            Industrial Specialty Products & Services - 3.1%
     11,000 AptarGroup, Inc. .....................................       276,375
      5,000 Bemis Co., Inc. ......................................       174,375
     30,000 Donaldson, Inc. ......................................       721,875
      8,081 Illinois Tool Works, Inc. ............................       545,973
     20,000 Teleflex, Inc. .......................................       626,250
     20,000 * Unova, Inc. ........................................       260,000
                                                                     -----------
                                                                       2,604,848
                                                                     -----------
            Information Services &
             Technology - 10.1%
      9,900 * Adaptec, Inc. ......................................       493,762
      6,500 Adobe Systems, Inc. ..................................       437,125
      4,700 Broadwing, Inc. ......................................       173,313
     25,000 * Cadence Design Systems, Inc. .......................       600,000
      2,000 * CMGI, Inc. .........................................       553,750
     20,000 * Compuware Corp. ....................................       745,000
      7,500 * Dell Computer Corp. ................................       382,500
      3,000 * EMC Corp. ..........................................       327,750
      3,200 Go2Net................................................       278,400
     11,000 Intel Corp. ..........................................       905,437

   Shares                                                              Value


 COMMON STOCKS - continued

            Information Services &
             Technology - continued
      9,000 International Business Machines Corp. ...............   $   972,000
      4,500 Macromedia, Inc. ....................................       329,063
     12,700 * Microsoft Corp. ...................................     1,482,725
        500 * Netratings, Inc. ..................................        24,063
     20,000 * Network Associates, Inc. ..........................       533,750
        250 SOFTBANK CORP. ......................................       239,307
                                                                    -----------
                                                                      8,477,945
                                                                    -----------
            Leisure & Tourism - 0.9%
     26,200 Gaylord Entertainment Co. ...........................       784,362
                                                                    -----------
            Oil / Energy - 4.7%
      7,600 Atlantic Richfield Co. ..............................       657,400
     20,000 Berry Petroleum Co., Cl. A...........................       302,500
      6,000 BP Amoco Plc, ADR....................................       355,875
      4,000 Chevron Corp. .......................................       346,500
      6,684 Conoco, Inc., Cl. B..................................       166,264
      3,500 Exxon Mobil Corp. ...................................       281,969
     17,500 * Houston Exploration Co. ...........................       346,719
      7,690 Kerr-McGee Corp. ....................................       476,780
      7,000 Phillips Petroleum Co. ..............................       329,000
      1,000 Shell Transport & Trading Plc, ADR...................        49,250
     37,600 Southwestern Energy Co. .............................       246,750
      2,200 Texaco, Inc. ........................................       119,487
      8,500 Tosco Corp. .........................................       231,094
                                                                    -----------
                                                                      3,909,588
                                                                    -----------
            Oil Field Services - 0.1%
      2,000 Halliburton Co. .....................................        80,500
                                                                    -----------
            Paper & Packaging - 0.7%
     14,000 Asia Pulp & Paper Ltd., ADR..........................       110,250
      5,000 Kimberly-Clark Corp. ................................       326,250
      3,216 * Sealed Air Corp. ..................................       166,629
                                                                    -----------
                                                                        603,129
                                                                    -----------
            Printing, Publishing, Broadcasting & Entertainment -
              12.9%
      3,000 * AMFM, Inc. ........................................       234,750
     23,500 Charter Communications, Inc. ........................       514,063
     10,309 * Clear Channel Communications, Inc. ................       920,078
      3,000 Comcast Corp., Cl. A.................................       151,688
     15,054 * Cox Communications, Inc., Cl. A....................       775,281
     22,200 Disney (Walt) Co. ...................................       649,350
     10,000 * Emmis Broadcasting Corp., Cl. A....................     1,246,406
     16,400 * Fox Entertainment Group, Inc. .....................       408,975
     24,300 Martha Stewart Living Omnimedia, Inc. ...............       583,200
     20,000 McGraw-Hill Companies, Inc. .........................     1,232,500
     40,100 New York Times Co., Cl. A............................     1,969,912
      3,500 * Univision Communications, Inc., Cl. A..............       357,656
     16,500 * Viacom, Inc., Cl. A................................       997,219
        600 Washington Post Co., Cl. B...........................       333,525
      8,900 * Young Broadcasting, Inc., Cl. A....................       453,900
                                                                    -----------
                                                                     10,828,503
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                               December 31, 1999


   Shares                                                               Value


 COMMON STOCKS - continued
            Real Estate - 1.3%
      2,800 Arden Realty Group, Inc. REIT.........................   $    56,175
      3,500 CarrAmerica Realty Corp. REIT.........................        73,938
     25,460 Duke Weeks Realty Corp. ..............................       496,470
     10,000 Mack-Cali Realty Corp. REIT...........................       260,625
      5,000 Spieker Properties, Inc. REIT.........................       182,187
                                                                     -----------
                                                                       1,069,395
                                                                     -----------
            Retailing & Wholesale - 1.2%
      9,500 Intimate Brands, Inc. ................................       409,688
     12,916 * Saks, Inc. .........................................       201,005
      6,000 Wal-Mart Stores, Inc. ................................       414,750
                                                                     -----------
                                                                       1,025,443
                                                                     -----------
            Telecommunication Services &
             Equipment - 6.1%
      2,000 Aironet Wireless Communication........................       133,563
      7,500 * General Instrument Corp. ...........................       637,500
      6,900 * Global Crossing Ltd. ...............................       345,000
     11,000 * MediaOne Group, Inc. ...............................       844,937
      9,000 Motorola, Inc. .......................................     1,325,250
     10,000 Omnipoint Corp. ......................................     1,206,250
     15,300 * Qwest Communications International, Inc. ...........       657,900
                                                                     -----------
                                                                       5,150,400
                                                                     -----------
            Transportation - 2.9%
     15,000 Burlington Northern Santa Fe Corp. ...................       363,750
      9,300 Expeditores International Washington, Inc. ...........       407,456
     12,000 Kansas City Southern Industries, Inc. ................       895,500
     21,450 Southwest Airlines Co. ...............................       347,222
     10,200 Union Pacific Corp. ..................................       444,975
                                                                     -----------
                                                                       2,458,903
                                                                     -----------
            Utilities - Electric - 1.5%
     40,000 * Niagara Mohawk Holdings, Inc. ......................       557,500
     18,000 TNP Enterprises, Inc. ................................       742,500
                                                                     -----------
                                                                       1,300,000
                                                                     -----------
            Utilities - Gas - 0.9%
     19,700 Piedmont Natural Gas Co., Inc. .......................       595,925
      4,000 The Williams Companies, Inc. .........................       122,250
                                                                     -----------
                                                                         718,175
                                                                     -----------
            Utilities - Telephone - 4.1%
     17,000 AT&T Corp. ...........................................       862,750
     13,000 * Nextel Communications, Inc., Cl. A..................     1,340,625
      1,100 Sprint Corp. .........................................        74,044
     16,500 U.S. West, Inc. ......................................     1,188,000
                                                                     -----------
                                                                       3,465,419
                                                                     -----------
            Total Common Stocks
             (cost $68,898,560)...................................    82,015,394
                                                                     -----------

   Shares                                                              Value

 PREFERRED STOCKS - 0.0%
            Healthcare Products &
             Services - 0.0%
      3,500 * Fresenius National Med Care, Inc.,
             Ser. D (cost $736)..................................   $        35
                                                                    -----------
 CONVERTIBLE PREFERRED - 0.8%
            Paper & Packaging - 0.2%
      2,850 * Sealed Air Corp.
             $2.00, 04/01/2018, Ser. A...........................       143,925
                                                                    -----------
            Printing, Publishing, Broadcasting &
             Entertainment - 0.2%
     10,000 Tribune Co. (exchangeable for Mattel, Inc. common
             stock) 8/15/2001....................................       176,250
                                                                    -----------
            Telecommunication Services &
             Equipment - 0.4%
      1,000 Global Crossing Ltd.
             7.00%, 12/31/2009 144A..............................       281,750
                                                                    -----------
            Total Convertible Preferred
             (cost $519,565).....................................       601,925
                                                                    -----------
 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - 0.1%
            Information Services &
             Technology - 0.1%
 $  350,000 Network Associates, Inc.
             0.01%, 2/13/2018 (cost $109,968)....................       132,125
                                                                    -----------
 CORPORATE BONDS - 0.2%
            Telecommunication Services &
             Equipment - 0.2%
    100,000 American Tower Corp. 6.25%, 10/15/2009 (cost
             $100,000)...........................................       140,625
                                                                    -----------
 SHORT-TERM INVESTMENTS - 1.4%
            Repurchase Agreement - 1.4%
  1,150,000 State Street Bank & Trust Co.,
             3.25%, purchased 12/31/1999,
             maturing 1/3/2000, maturity value $1,150,311
             (cost $1,150,000) (a)...............................     1,150,000
                                                                    -----------

            Total Investments -
             (cost $70,778,829)............................   100.0%  84,040,104
            Other Assets and
             Liabilities - net.............................     0.0       26,885
                                                              -----  -----------
            Net Assets.....................................   100.0% $84,066,989
                                                              =====  ===========

*   Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - 96.7%
          Aerospace & Military Technology - 1.6%
      500 British Aerospace Plc....................................   $    3,287
   13,000 Embraer-Empresa Brasileira de Aeronautica SA.............       58,650
                                                                      ----------
                                                                          61,937
                                                                      ----------
          Appliances & Household
           Durables - 0.6%
      500 Electrolux AB............................................       12,575
    1,000 Matsushita Electric Works Ltd. ..........................        9,885
                                                                      ----------
                                                                          22,460
                                                                      ----------
          Automobiles - 2.5%
    1,000 Nippon Sheet Glass Co. ..................................        5,187
      180 Peugeot SA...............................................       40,870
    1,000 Toyota Motor Corp. ......................................       48,449
                                                                      ----------
                                                                          94,506
                                                                      ----------
          Banking - 11.9%
    1,313 Anglo Irish Bank Corp. Plc...............................        3,042
      524 Argentaria SA............................................       12,315
      100 Banco Popular Espana SA..................................        6,523
      600 Bank Nova Scotia Halifax.................................       12,906
    1,000 Bank Of Tokyo-Mitsubishi Ltd. ...........................       13,938
      177 Banque Nationale de Paris................................       16,332
    1,040 Barclays Bank Plc........................................       29,886
    2,744 DBS Group Holdings.......................................       44,978
      430 Deutsche Bank AG.........................................       36,320
       41 Dexia Belgium (Credit Communal)..........................        6,571
      788 Fortis (NL) NV...........................................       28,378
    3,400 Grupo Financiero Banamex AC, Ser. O......................       13,636
   59,600 Grupo Financiero Bancomer SA, Ser. O.....................       24,909
    3,750 HSBC Holdings Plc........................................       52,582
    1,775 HSBC Holdings Plc (London Exchange)......................       24,600
    1,159 Lloyds TSB Group Plc.....................................       14,397
    1,068 Royal Bank of Scotland Group Plc.........................       18,908
    1,000 Sumitomo Bank Ltd. ......................................       13,693
    1,992 Svenska Handelsbanken AB, Ser A..........................       25,049
      561 Toronto Dominion Bank Ontario............................       15,060
       50 UBS AG...................................................       13,502
      300 Uniao de Bancos Brasileiros SA, GDR ("Unibanco").........        9,038
        3 Verwalt & Private Bank...................................       12,435
                                                                      ----------
                                                                         448,998
                                                                      ----------
          Beverages & Tobacco - 2.4%
      146 * Al-Ahram Beverage Co. SA, GDR, 144A....................        2,876
      400 Doutor Coffee Co. .......................................       32,495
      450 Fomento Economico Mexicano, Ser. B, ADR..................       20,025
    2,434 Fosters Brewing Group Ltd. ..............................        6,983
    1,000 Fraser & Neave Ltd. .....................................        3,693
      219 Heineken NV..............................................       10,682
       98 Pernod Ricard SA.........................................        5,607
      900 Rembrandt Controlling Investments Ltd. ..................        5,703
      400 Technical & Industrial Investments Ltd. .................        2,193
                                                                      ----------
                                                                          90,257
                                                                      ----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Broadcasting & Publishing - 3.6%
       32 Edipresse SA.............................................   $   17,685
      400 * Grupo Televisa SA, ADR.................................       27,300
    1,591 Mondadori Edit SpA.......................................       50,485
      492 Quebecor, Inc., Cl. B....................................       13,122
    8,800 Seat Pagine Gialle SpA...................................       19,343
      125 VNU NV...................................................        6,570
                                                                      ----------
                                                                         134,505
                                                                      ----------
          Building Materials & Components - 1.8%
    1,049 Cemex SA de CV, Ser. B...................................       29,241
      200 Compagnie Generale des Etablissements Michelin, Cl. B....        7,857
       11 Holderbank Financiere Glarus AG..........................       15,060
      150 Lafarge SA...............................................       17,468
                                                                      ----------
                                                                          69,626
                                                                      ----------
          Business & Public Services - 3.8%
    1,788 Aegis Group Plc..........................................        6,498
    4,200 Ashtead Group Plc........................................       11,398
       46 Cap Gemini NV............................................       11,677
    1,047 Compass Group Plc........................................       14,375
      200 * ISS International Service System AS, Ser. B............       13,453
      300 Pearson Publishing Plc...................................        9,765
       30 SAP AG...................................................       18,072
      472 Telegraaf Holdings NV....................................       10,460
        1 The Goodwill Group.......................................       48,938
                                                                      ----------
                                                                         144,636
                                                                      ----------
          Chemicals - 1.8%
      583 Akzo Nobel NV............................................       29,247
    2,000 Asahi Chemical Industry Co., Ltd. .......................       10,277
      155 BASF AG..................................................        7,963
      130 Bayer AG.................................................        6,155
    1,000 Nippon Shokubai Co.......................................        4,629
    2,000 Sumitomo Chemical........................................        9,396
                                                                      ----------
                                                                          67,667
                                                                      ----------
          Data Processing & Reproduction - 2.1%
       95 * Atos SA................................................       15,752
    1,210 Logica Plc...............................................       31,272
    1,000 Nihon Unisys.............................................       34,453
                                                                      ----------
                                                                          81,477
                                                                      ----------
          Education - 1.3%
      200 Benesse Corp. ...........................................       48,155
                                                                      ----------
          Electrical & Electronics - 2.5%
      359 * ASM Lithography Holding NV.............................       40,836
      910 Hyundai Electronics Industries...........................       19,314
      145 Philips Electronics NV...................................       19,719
    4,000 Sanyo Electric Co. Ltd. .................................       16,248
                                                                      ----------
                                                                          96,117
                                                                      ----------
          Electronic Components - 0.8%
      880 Assa Abloy AB............................................       12,359
    1,208 Smiths Industries Plc....................................       18,049
                                                                      ----------
                                                                          30,408
                                                                      ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - continued
          Energy Sources - 5.3%
    5,124 BP Amoco.................................................   $   51,723
      300 BP Amoco Plc, ADR........................................       17,794
    8,199 ENI SpA..................................................       45,096
    2,000 Nippon Oil Co. ..........................................        8,809
    1,400 Petro-Canada.............................................       19,834
      300 Repsol-YPF, SA...........................................        6,957
      860 Shell Transportation & Trading Co., Plc..................        7,147
      662 SK Corp., GDR, 144A......................................       20,055
      170 Total Fina SA, Cl. B.....................................       22,690
                                                                      ----------
                                                                         200,105
                                                                      ----------
          Financial Services - 3.4%
      904 Close Brothers Group Plc.................................       16,062
        1 Invik & Co. AB...........................................          119
      100 Kinnevik Investments, Ser. B.............................        3,103
      694 Lend Lease Corp. Ltd. ...................................        9,723
      100 Orix Corp. ..............................................       22,531
      862 Prudential Corp. Plc.....................................       16,820
       30 Societe Eurafrance SA....................................       18,072
      300 Takefuji Corp. ..........................................       37,555
      600 Technical Investment Corp. ..............................        3,139
                                                                      ----------
                                                                         127,124
                                                                      ----------
          Food & Household Products - 1.8%
       59 Groupe Danone............................................       13,907
       73 Huhtamaki Van Leer Oyj...................................        2,471
    5,200 Kimberly Clark Corp. de Mexico SA de CV, Cl. A...........       20,306
        4 Lindt & Spruengli AG.....................................        9,546
       12 Nestle SA................................................       21,983
      100 Tiger Oats...............................................        1,154
                                                                      ----------
                                                                          69,367
                                                                      ----------
          Forest Products & Paper - 1.7%
   11,051 Jefferson Smurfit Group Plc..............................       33,397
      959 Stora Enso Oyj...........................................       16,722
      344 UPM-Kymmene Oyj..........................................       13,861
                                                                      ----------
                                                                          63,980
                                                                      ----------
          Health & Personal Care - 4.5%
       75 Aventis SA...............................................        4,352
      228 * Fresenius Medical Care AG..............................       19,499
      485 Glaxo Wellcome Plc.......................................       13,741
        8 Novartis AG..............................................       11,747
    1,000 Parkway Holdings Ltd. ...................................        2,270
       97 Pharmacia & Upjohn, Inc. ................................        4,400
      385 Aventis..................................................       22,378
        2 Roche Holding AG.........................................       23,739
       33 Schering AG..............................................        3,989
      278 SmithKline Beecham Plc...................................        3,525
    1,000 Terumo Corp..............................................       26,720
    1,000 Yamanouchi Pharmaceutical Co., Ltd. .....................       34,942
                                                                      ----------
                                                                         171,302
                                                                      ----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Industrial Components - 0.7%
      100 Compagnie de Saint Gobain................................   $   18,807
    2,025 Williams Plc.............................................        9,224
                                                                      ----------
                                                                          28,031
                                                                      ----------
          Insurance - 3.0%
  463,200 Aksigorta AS.............................................       28,181
      768 Allied Zurich Plc........................................        9,056
      265 AXA......................................................       36,945
    2,000 Clarica Life Insurance Co. ..............................       36,024
      400 * Manulife Financial Corp................................        5,113
                                                                      ----------
                                                                         115,319
                                                                      ----------
          Leisure & Tourism - 0.6%
    3,180 Cannons Plc..............................................        9,426
      108 * Club Mediterranee SA...................................       12,489
                                                                      ----------
                                                                          21,915
                                                                      ----------
          Machinery & Engineering - 5.9%
      700 Fanuc Ltd. ..............................................       89,136
    3,593 FKI Plc..................................................       14,074
      600 Nitto Kohki Co., Ltd. ...................................       12,597
    2,000 NTN Corp.................................................        5,912
    2,231 Invensys Plc.............................................       11,795
      400 SMC Corp. ...............................................       88,519
                                                                      ----------
                                                                         222,033
                                                                      ----------
          Merchandising - 2.8%
   11,700 Dairy Farm International.................................       10,530
      440 Karstadt AG..............................................       17,641
    1,300 New Clicks Holdings Ltd. ................................        2,672
      500 Paris Miki, Inc. ........................................       35,920
    2,400 Sobeys Inc...............................................       33,252
      200 Vendex International NV..................................        5,319
                                                                      ----------
                                                                         105,334
                                                                      ----------
          Metals-Non Ferrous - 0.4%
    2,850 Billiton Plc.............................................       16,895
                                                                      ----------
          Metals-Steel - 0.1%
    2,000 * Kawasaki Steel Corp. ..................................        3,582
                                                                      ----------
          Multi-Industry - 4.9%
      524 Anglo American Plc.......................................       33,713
    1,000 Citic Pacific, Ltd. .....................................        3,756
    3,000 Hutchison Whampoa, Ltd. .................................       43,610
       56 Marine- Wendel SA........................................       11,988
      401 Preussag AG..............................................       22,338
      825 * Thyssen Krupp AG.......................................       25,140
      479 Vivendi..................................................       43,258
                                                                      ----------
                                                                         183,803
                                                                      ----------
          Real Estate - 0.6%
   22,000 Henderson Investment Ltd. ...............................       22,783
                                                                      ----------
          Technology - 5.6%
      187 * Logitech International SA..............................       52,848
      714 Nokia AB Oyj.............................................      129,465
      195 STMicroelectronics.......................................       30,015
                                                                      ----------
                                                                         212,328
                                                                      ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
          Telecommunications - 18.0%
      386 BCE Inc. ...............................................   $   35,070
    1,110 British Telecommunications Plc..........................       26,895
      296 * Colt Telecom Group Plc................................       15,281
      947 Deutsche Telekom AG.....................................       67,445
    1,900 Embratel Participacoes SA, ADR..........................       51,775
      158 France Telecom SA.......................................       20,898
    1,450 Korea Telecom Corp. ....................................      108,388
      200 KPN NV..................................................       19,522
      278 Mannesmann AG...........................................       67,070
        4 Nippon Telegraph & Telephone Corp. .....................       68,513
    1,046 * Orange Plc............................................       35,465
   12,790 * Tecnost SpA...........................................       48,315
    1,000 Tele Norte Leste Participacoes SA, ADR..................       25,500
    1,005 Telecom Italia Mobile (TIM) SpA.........................       11,227
      100 Telecomunicacoes Brasileiras SA, ADR Preference Shares
           ("Telebras") ..........................................       12,850
      561 * Telefonica SA.........................................       14,015
   10,310 Vodafone Airtouch Plc...................................       51,392
                                                                     ----------
                                                                        679,621
                                                                     ----------
          Textiles - 0.3%
      220 Gamma Holding NV........................................        8,466
    1,000 * Kanebo................................................        1,615
                                                                     ----------
                                                                         10,081
                                                                     ----------
          Transportation-Roads & Rail - 0.2%
    1,200 Laidlaw, Inc............................................        6,276
                                                                     ----------

  Shares                                                               Value

 COMMON STOCKS - continued
           Wholesale & International Trade - 0.2%
    1,000  Mitsubishi Corp. ......................................   $    7,722
                                                                     ----------
           Total Common Stocks
            (cost $2,832,503).....................................    3,658,350
                                                                     ----------
 PREFERRED STOCKS - 0.5%
           Health & Personal Care - 0.5%
       95  Fresenius AG (cost $14,867)............................       17,417
                                                                     ----------
 WARRANTS - 0.0%
           Building Materials & Components - 0.0%
       65  Cemex SA de CV, ADR (cost $114) .......................          268
                                                                     ----------
 Principal
  Amount                                                               Value

 SHORT-TERM INVESTMENTS - 3.1%
           Repurchase Agreements - 3.1%
 $116,000  State Street Bank & Trust Co. 2.80%, purchased
            12/31/1999, maturing 1/3/2000, maturity value $116,027
            (cost $116,000) (a)...................................      116,000
                                                                     ----------

          Total Investments -
           (cost $2,963,484)...............................   100.3%  3,792,035
          Other Assets and
           Liabilities - net...............................    (0.3)    (10,116)
                                                              -----  ----------
          Net Assets.......................................   100.0% $3,781,919
                                                              =====  ==========

*    Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipts

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Contracts to Buy:

Exchange                             U.S. Value at   In Exchange
Date        Contracts to Receive   December 31, 1999 for U.S. $  Unrealized Gain
--------------------------------------------------------------------------------
1/31/2000  16,360,185 Japanese Yen     $160,962       $159,699       $1,263

Forward Foreign Currency Contracts to Sell:

Exchange                             U.S. Value at   In Exchange
Date        Contracts to Deliver   December 31, 1999 for U.S. $  Unrealized Loss
--------------------------------------------------------------------------------
1/31/2000  16,360,185 Japanese Yen     $160,962       $157,000      $(3,962)
2/16/2000  16,062,495 Japanese Yen     $158,429       $155,000      $(3,429)

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments (continued)
                               December 31, 1999


At December 31, 1999, the Fund held securities in the following countries:

                                Percentage of
                  Market Value Portfolio Assets
-----------------------------------------------
Japan              $  739,816        19.5%
United Kingdom        542,464        14.3%
France                341,349         9.0%
Germany               309,050         8.1%
Netherlands           209,215         5.5%
Switzerland           178,546         4.7%
Canada                176,657         4.7%
Italy                 174,465         4.6%
Finland               162,519         4.3%
Brazil                157,812         4.2%
Korea                 147,757         3.9%
Mexico                135,685         3.6%
Hong Kong             122,731         3.2%
United States+        120,400         3.2%
Singapore              61,470         1.6%
Sweden                 53,204         1.4%
Other Securities      158,895         4.2%
                   ----------       ------
                   $3,792,035       100.0%
                   ==========       ======

+ Includes short-term securities

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                            Schedule of Investments
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - 95.0%

          Advertising & Related Services - 0.4%
    1,200 Interpublic Group of Companies, Inc. ...................   $    69,225
      100 RH Donnelley Corp. .....................................         1,887
      100 Young & Rubicam, Inc....................................         7,075
                                                                     -----------
                                                                          78,187
                                                                     -----------
          Aerospace & Defense - 1.0%
    1,200 Boeing Co. .............................................        49,875
      200 General Dynamics Corp. .................................        10,550
      887 Honeywell International, Inc............................        51,169
      100 Raytheon Co., Cl. B.....................................         2,656
      400 Rockwell International Corp. ...........................        19,150
    1,000 United Technologies Corp. ..............................        65,000
                                                                     -----------
                                                                         198,400
                                                                     -----------
          Automotive Equipment & Manufacturing - 0.3%
      100 Arvin Industries, Inc...................................         2,838
      100 Cooper Tire & Rubber Co.................................         1,556
      500 Delphi Automotive Systems Corp..........................         7,875
      400 General Motors Corp.....................................        29,075
      100 Johnson Controls, Inc. .................................         5,687
      200 Meritor Automotive, Inc. ...............................         3,875
      100 SPX Corp. ..............................................         8,081
      100 * Tower Automotive, Inc. ...............................         1,544
      100 TRW, Inc. ..............................................         5,194
                                                                     -----------
                                                                          65,725
                                                                     -----------
          Banks - 3.2%
      670 Associated Banc Corp....................................        22,948
      200 BankAmerica Corp. ......................................        10,038
      100 BB&T Corp. .............................................         2,738
    1,710 Charter One Financial, Inc..............................        32,704
      300 Chase Manhattan Corp. ..................................        23,306
      100 Comerica, Inc...........................................         4,669
      100 Dime Bancorp, Inc. .....................................         1,513
      600 Fifth Third Bancorp.....................................        44,025
    2,390 First Security Corp. ...................................        61,020
    1,900 Firstar Corp. ..........................................        40,137
    1,184 FleetBoston Financial Corp..............................        41,218
    2,750 Huntington Bancshares, Inc..............................        65,656
    2,000 KeyCorp.................................................        44,250
       90 M&T Bank Corp. .........................................        37,282
      440 Marshall & Ilsley Corp. ................................        27,637
    1,160 North Fork Bancorp, Inc. ...............................        20,300
      200 Northern Trust Corp.....................................        10,600
      105 Old Kent Financial Corp.................................         3,714
      200 PNC Bank Corp...........................................         8,900
    1,100 SouthTrust Corp. .......................................        41,594
    1,000 Wells Fargo Co..........................................        40,437
      300 Zions Bancorp...........................................        17,756
                                                                     -----------
                                                                         602,442
                                                                     -----------
          Building, Construction &
          Furnishings - 0.5%
      200 * American Standard Companies, Inc. ....................         9,175
      100 Centex Construction Products, Inc.......................         3,900

          Building, Construction &
          Furnishings - continued
    1,080 Clayton Homes, Inc. ....................................   $     9,922
      200 Johns Manville Corp. ...................................         2,800
      100 Lafarge Corp. ..........................................         2,763
      100 Masco Corp..............................................         2,538
      430 Miller (Herman), Inc. ..................................         9,890
      100 * Mohawk Industries, Inc................................         2,638
      100 * NVR, Inc..............................................         4,775
      100 Rayonier, Inc. .........................................         4,831
      100 Ryland Group, Inc.......................................         2,306
      700 * Shaw Industries, Inc. ................................        10,806
      200 Sherwin Williams Co. ...................................         4,200
    1,580 United States Aggregates, Inc...........................        18,960
                                                                     -----------
                                                                          89,504
                                                                     -----------
          Business Equipment &
          Services - 4.7%
      911 * Affiliated Computer Services, Inc., Cl. A.............        41,906
      200 Automatic Data Processing, Inc..........................        10,775
      100 * CDI Corp. ............................................         2,412
    2,000 * Computer Sciences Corp. ..............................       189,250
      100 De Luxe Corp. ..........................................         2,744
      100 Dun & Bradstreet Corp. .................................         2,950
      300 First Data Corp. .......................................        14,794
    2,861 * Fiserv, Inc. .........................................       109,612
    4,256 * Nova Corp. ...........................................       134,330
      100 Paychex, Inc. ..........................................         4,000
    1,900 * Seagate Technology....................................        88,469
    6,465 * SunGard Data Systems, Inc.............................       153,544
      300 Xerox Corp..............................................         6,806
    2,000 * Zebra Technologies Corp., Cl. A.......................       117,000
                                                                     -----------
                                                                         878,592
                                                                     -----------
          Chemical & Agricultural
          Products - 1.4%
    4,330 AGCO Corp. .............................................        58,184
      100 * Agribrands International, Inc.........................         4,600
      100 Dow Chemical Co. .......................................        13,363
      600 Du Pont (E. I.) De Nemours & Co.........................        39,525
      100 Great Lakes Chemical Corp. .............................         3,819
      600 Praxair, Inc............................................        30,187
    1,500 Sigma-Aldrich Corp......................................        45,094
      100 Solutia, Inc............................................         1,544
      200 Union Carbide Corp. ....................................        13,350
    1,000 Waters Corp. ...........................................        53,000
                                                                     -----------
                                                                         262,666
                                                                     -----------
          Communication Systems &
          Services - 2.3%
    2,400 * American Tower Systems Corp., Cl. A...................        73,350
    1,900 * Cisco Systems, Inc....................................       203,537
      200 * Conexant Systems, Inc.................................        13,275
    1,100 Lucent Technologies, Inc. ..............................        82,294
      450 * MCI WorldCom, Inc.....................................        23,878
       20 * Metromedia Fiber Network, Inc., Cl. A.................           959

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
          Communication Systems &
            Services - continued
      300 RF Micro Devices, Inc...................................   $    20,531
      100 Snyder Communications, Inc..............................         1,925
      200 * Tellabs, Inc..........................................        12,838
      100 Western Wireless Corp., Cl. A...........................         6,675
                                                                     -----------
                                                                         439,262
                                                                     -----------
          Consumer Products & Services - 2.3%
      200 * Avis Rent-A-Car, Inc..................................         5,113
      700 Colgate-Palmolive Co....................................        45,500
    1,100 Collectors Universe, Inc................................         6,875
      934 * CSG System International, Inc.........................        37,243
      670 Dial Corp...............................................        16,289
      400 Eastman Kodak Co........................................        26,500
      800 Gucci Group.............................................        91,600
      100 H & R Block, Inc........................................         4,375
      100 Harley-Davidson, Inc....................................         6,406
      100 Hasbro, Inc.............................................         1,906
      100 Hertz Corp., Cl. A......................................         5,013
      800 Lauder Estee Cos., Inc., Cl. A..........................        40,350
      100 Liz Claiborne, Inc......................................         3,763
    2,504 * Lo-Jack Corp. ........................................        16,902
      330 Manpower, Inc. .........................................        12,416
      100 Nike, Inc., Cl. B.......................................         4,956
      200 * R.J. Reynolds Tobacco Holdings, Inc...................         3,525
      240 Sotheby's Holdings, Inc., Cl. A.........................         7,200
    3,200 Tupperware Corp. .......................................        54,200
      100 UST, Inc. ..............................................         2,519
      700 Valspar Corp............................................        29,313
      100 WestPoint Stevens, Inc..................................         1,750
      100 Whirlpool Corp..........................................         6,506
                                                                     -----------
                                                                         430,220
                                                                     -----------
          Diversified Companies - 0.8%
      100 Cooper Industries, Inc. ................................         4,044
      300 Minnesota Mining & Manufacturing Co.....................        29,363
    2,900 Tyco International, Ltd.................................       112,737
                                                                     -----------
                                                                         146,144
                                                                     -----------
          Electrical Equipment &
           Services - 4.9%
    1,660 * Atmel Corp............................................        49,074
      200 AVX Corp. ..............................................         9,988
    5,648 * Cable Design Technologies Corp........................       129,904
    1,000 * Cypress Semiconductor Corp............................        32,375
      200 Emerson Electric Co.....................................        11,475
    1,800 General Electric Co.....................................       278,550
      100 Integrated Device Technology............................         2,900
      100 * Lam Research Corp.....................................        11,156
      200 * Lattice Semiconductor Corp............................         9,425
      640 Linear Technology Corp..................................        45,800
    1,120 * Maxim Integrated Products, Inc........................        52,850
      367 * Novellus Systems, Inc.................................        44,969
      100 * QLogic Corp...........................................        15,987
    2,592 * Sipex Corp............................................        63,666

  Shares                                                                Value

 COMMON STOCKS - continued
          Electrical Equipment &
           Services - continued
      600 * Solectron Corp........................................   $    57,075
    1,000 Thomas & Betts Corp. ...................................        31,875
    1,740 * Xilinx, Inc...........................................        79,116
                                                                     -----------
                                                                         926,185
                                                                     -----------
          Electronic Equipment &
           Services - 2.1%
       60 Agilent Technologies, Inc...............................         4,639
    1,100 * Dupont Photomasks, Inc................................        53,075
      500 * Hadco Corp. ..........................................        25,500
      740 * Jabil Circuit, Inc....................................        54,020
      511 * KLA-Tencor Corp.......................................        56,913
      388 * LTX Corp..............................................         8,682
    1,300 * MKS Instruments, Inc. ................................        46,962
      420 Sawtek, Inc.............................................        27,956
    1,295 * Teradyne, Inc.........................................        85,470
      400 Texas Instruments, Inc. ................................        38,750
                                                                     -----------
                                                                         401,967
                                                                     -----------
          Finance & Insurance - 5.2%
      100 Aetna, Inc..............................................         5,581
      100 AFLAC, Inc..............................................         4,719
      200 Allmerica Financial Corp................................        11,125
      400 Allstate Corp. .........................................         9,600
      660 AMBAC Financial Group, Inc. ............................        34,444
      400 American Express Co.....................................        66,500
      500 American General Corp...................................        37,937
      750 American International Group, Inc.......................        81,094
      400 AXA Financial, Inc......................................        13,550
      100 Bear Stearns Companies, Inc.............................         4,275
      400 Capital One Financial Corp. ............................        19,275
      200 CIGNA Corp..............................................        16,112
      100 Cincinnati Financial Corp...............................         3,119
    2,900 Citigroup, Inc..........................................       161,131
      100 Conseco, Inc. ..........................................         1,788
    5,525 Edwards (A.G.), Inc.....................................       177,145
      100 Federal Home Loan Mortgage Corp.........................         4,706
      100 Financial Security Assured
           Holdings Ltd...........................................         5,212
      100 Goldman Sachs Group, Inc................................         9,419
      100 Greenpoint Financial Corp...............................         2,381
      100 Hartford Life, Inc., Cl. A..............................         4,400
      100 Household International, Inc............................         3,725
      100 Jefferson Pilot Corp....................................         6,825
      500 Lincoln National Corp...................................        20,000
      100 Loews Corp..............................................         6,069
      100 Marsh & McLennan Co., Inc. .............................         9,569
      850 MBIA, Inc...............................................        44,891
      100 MGIC Investment Corp....................................         6,019
      400 Morgan Stanley, Dean Witter & Co. ......................        57,100
      150 PMI Group, Inc..........................................         7,322
      500 Providian Financial Corp................................        45,531
      720 ReliaStar Financial Corp................................        28,215
    2,000 Torchmark Corp..........................................        58,125

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
          Finance & Insurance - continued
      100 UnumProvident Corp......................................   $     3,206
      400 Washington Mutual, Inc..................................        10,400
                                                                     -----------
                                                                         980,510
                                                                     -----------
          Food & Beverage Products - 2.8%
      200 Albertsons, Inc.........................................         6,450
      500 Anheuser Busch Companies, Inc...........................        35,437
      100 Conagra, Inc............................................         2,256
      100 Coors Adolph Co., Cl. B.................................         5,250
      100 Corn Products International, Inc........................         3,275
      100 Darden Restaurants, Inc.................................         1,813
   12,940 * Del Monte Foods Co....................................       159,324
      100 Fortune Brands, Inc. ...................................         3,306
      700 Great Atlantic & Pacific Tea, Inc.......................        19,513
      100 IBP, Inc................................................         1,800
    2,049 * Keebler Foods Co......................................        57,628
    6,800 * Kroger Co.............................................       128,350
    1,900 Philip Morris Companies, Inc. ..........................        44,056
      600 SYSCO Corp..............................................        23,738
      200 * Tricon Global Restaurants, Inc........................         7,725
    1,920 Tyson Foods, Inc., Cl. A................................        31,200
      200 Wendy's International, Inc..............................         4,125
                                                                     -----------
                                                                         535,246
                                                                     -----------
          Gold Mining - 0.0%
      100 Homestake Mining Co.....................................           781
                                                                     -----------
          Healthcare Products & Services - 8.5%
      400 Abbott Laboratories.....................................        14,525
      500 Allergan, Inc...........................................        24,875
    1,000 * Alza Corp.............................................        34,625
    1,400 * Amgen, Inc............................................        84,087
      200 Bausch & Lomb, Inc......................................        13,688
    1,100 Beckman Coulter, Inc....................................        55,962
      300 * Biogen, Inc...........................................        25,350
      100 Biomet, Inc.............................................         4,000
    1,500 Bristol-Myers Squibb Co.................................        96,281
      200 Cardinal Health, Inc....................................         9,575
      200 * Cytyc Corp............................................        12,213
   18,723 * Health Management Associates, Inc., Cl. A.............       250,420
    4,864 * Idexx Laboratories, Inc...............................        78,432
      200 Immunex Corp............................................        21,900
    1,400 Johnson & Johnson.......................................       130,375
    2,370 * Lincare Holdings, Inc. ...............................        82,209
      100 MedImmune, Inc. ........................................        16,588
      600 Merck & Co., Inc........................................        40,237
      200 * Millennium Pharmaceuticals, Inc.......................        24,400
      100 Pacificare Health Systems, Inc., Cl. A..................         5,300
      100 Pharmacia & Upjohn, Inc.................................         4,500
    2,100 Schering-Plough Corp....................................        88,594
    6,296 * Steris Corp...........................................        64,927
    9,633 * Total Renal Care Holdings, Inc........................        64,421
      100 Trigon Healthcare, Inc. ................................         2,950
      200 United Healthcare Corp..................................        10,625

  Shares                                                                Value

 COMMON STOCKS - continued
          Healthcare Products &
           Services - continued
    1,621 United Therapeutics Corp................................   $    74,566
    3,700 * VISX, Inc.............................................       191,475
      900 Warner-Lambert Co. .....................................        73,744
                                                                     -----------
                                                                       1,600,844
                                                                     -----------
          Industrial Specialty Products & Services - 0.8%
      200 Corning, Inc. ..........................................        25,787
      200 Dover Corp..............................................         9,075
      100 Eaton Corp..............................................         7,263
      100 Ecolab, Inc. ...........................................         3,913
      100 Illinois Tool Works, Inc................................         6,756
    2,600 Leggett & Platt, Inc....................................        55,737
      200 Mark IV Industries, Inc.................................         3,538
      100 Parker Hannifin Corp....................................         5,131
    1,020 Teleflex, Inc...........................................        31,939
      200 Vulcan Materials Co.....................................         7,987
      100 York International Corp. ...............................         2,744
                                                                     -----------
                                                                         159,870
                                                                     -----------
          Information Services &
           Technology - 18.7%
      100 * Adaptec, Inc..........................................         4,988
      830 * Altera Corp...........................................        41,137
    1,200 * America Online, Inc...................................        90,525
    1,400 * Analog Devices, Inc...................................       130,200
      675 Ancor Communications, Inc...............................        45,816
      600 * Apple Computer........................................        61,687
      400 * Applied Materials, Inc................................        50,675
    1,186 * Aspen Technology, Inc.................................        31,355
      600 * BMC Software, Inc.....................................        47,962
      300 * Cabletron Systems, Inc................................         7,800
    1,960 * Cadence Design Systems, Inc...........................        47,040
      133 Checkfree Holdings Corp.................................        13,898
      100 * Citrix Systems, Inc...................................        12,300
    1,200 * Computer Network Technology...........................        27,525
      200 * Comverse Technology, Inc..............................        28,950
      900 * Dell Computer Corp....................................        45,900
    1,047 * DST Systems, Inc......................................        79,899
      500 Electronic Data Systems Corp............................        33,469
      200 * Electronics for Imaging, Inc..........................        11,625
      500 * EMC Corp..............................................        54,625
      300 Emulex Corp.............................................        33,750
      767 * Etec Systems, Inc.....................................        34,419
    2,500 Fair Issac & Co., Inc...................................       132,500
    2,566 Harbinger Corp..........................................        81,631
      100 Harmonic Lightwaves, Inc................................         9,494
      300 Hewlett-Packard Co......................................        34,181
      780 Informix Corp...........................................         8,921
    2,000 Intel Corp. ............................................       164,625
      410 Interliant, Inc.........................................        10,660
      800 International Business Machines Corp....................        86,400
    1,130 * Intuit, Inc...........................................        67,729
      400 * JDS Uniphase Corp.....................................        64,525

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
          Information Services &
           Technology - continued
      100 * Keane, Inc............................................   $     3,175
      460 * Legato Systems, Inc...................................        31,654
      200 * Lexmark International Group, Inc., Cl. A..............        18,100
      200 * LSI Logic.............................................        13,500
      200 Macromedia, Inc.........................................        14,625
      300 * Micron Technology, Inc................................        23,325
    1,500 * Micros Systems, Inc...................................       111,000
    3,700 * Microsoft Corp........................................       431,975
    1,800 National Data Corp......................................        61,087
      200 * National Semiconductor Corp...........................         8,563
      660 * NCR Corp..............................................        24,997
    1,140 * Network Associates, Inc...............................        30,424
    1,000 Network Solutions, Inc., Cl. A..........................       217,562
      700 * Oracle Systems Corp...................................        78,444
      200 * Peoplesoft, Inc.......................................         4,263
      100 Quantum Corp............................................         1,513
    4,410 RSA Security, Inc.......................................       341,775
      150 S1 Corp.................................................        11,719
      540 * SCI Systems, Inc......................................        44,381
      100 SEI Investments Co......................................        11,902
    3,300 * SportsLine USA, Inc...................................       165,412
    1,200 * Sun Microsystems, Inc. ...............................        92,925
      150 Symbol Technologies, Inc................................         9,534
      100 * Synopsys, Inc.........................................         6,675
      680 * Veritas Software Corp.................................        97,325
      200 * Xircom, Inc...........................................        15,000
      139 * Yahoo!, Inc...........................................        60,144
                                                                     -----------
                                                                       3,527,210
                                                                     -----------
          Iron & Steel - 0.0%
      100 AK Steel Holding Corp...................................         1,887
      150 Reliance Steel & Aluminum Co............................         3,516
                                                                     -----------
                                                                           5,403
                                                                     -----------
          Leisure & Tourism - 0.3%
      200 Brunswick Corp..........................................         4,450
      300 Carnival Corp., Cl. A...................................        14,343
       60 MGM Grand, Inc..........................................         3,019
    2,950 Park Place Entertainment Corp. .........................        36,875
                                                                     -----------
                                                                          58,687
                                                                     -----------
          Machinery - Diversified - 1.4%
    1,329 * Applied Science & Tech, Inc...........................        44,168
    8,000 * Terex Corp............................................       222,000
                                                                     -----------
                                                                         266,168
                                                                     -----------
          Manufacturing - Distributing - 0.4%
      100 Briggs & Stratton Corp..................................         5,362
    4,000 CLARCOR, Inc............................................        72,000
      100 Dexter Corp.............................................         3,975
                                                                     -----------
                                                                          81,337
                                                                     -----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Metal Products & Services - 0.1%
      100 Alcoa, Inc. ............................................   $     8,300
      100 Inco Ltd................................................         2,350
      100 Ryerson Tull, Inc.......................................         1,944
                                                                     -----------
                                                                          12,594
                                                                     -----------
          Office Equipment & Supplies - 0.0%
      200 John H. Harland Co. ....................................         3,663
      100 Pitney Bowes, Inc.......................................         4,831
                                                                     -----------
                                                                           8,494
                                                                     -----------
          Oil/Energy - 6.1%
      100 Amerada Hess Corp.......................................         5,675
    4,155 Apache Corp. ...........................................       153,475
    2,500 Beau Canada Exploration Ltd.............................         2,944
    1,000 * Berkley Petroleum Corp. ..............................         8,763
      500 Burlington Resources, Inc...............................        16,531
    5,000 * Canadian 88 Energy Corp...............................         6,928
      200 Canadian Hunter Exploration Ltd.........................         3,291
      300 Chevron Corp............................................        25,988
      300 * Chieftain International, Inc..........................         5,175
    1,500 Conoco, Inc., Cl. A.....................................        37,125
      300 Devon Energy Corp. .....................................         9,863
      500 Encal Energy Ltd........................................         2,286
    1,300 Enron Corp..............................................        57,687
    5,500 EOG Resources, Inc......................................        96,594
    1,960 Exxon Mobil Corp........................................       157,902
    4,954 * Houston Exploration Co................................        98,151
      200 Murphy Oil Corp.........................................        11,475
    8,074 * Newfield Exploration Co. .............................       215,979
      500 Paramount Resources Ltd.................................         5,888
      100 Phillips Petroleum Co...................................         4,700
      961 Prize Energy, Inc.......................................           200
      300 Rio Alto Exploration Ltd................................         4,240
    1,900 Royal Dutch Petroleum Co................................       114,831
      100 * Stone Energy Corp.....................................         3,563
      200 Talisman Energy, Inc. ..................................         5,113
      300 Tesoro Petroleum Corp...................................         3,469
      400 Texaco, Inc.............................................        21,725
      200 Ulster Petes Ltd. ......................................         1,780
    1,122 Vastar Resources, Inc...................................        66,198
                                                                     -----------
                                                                       1,147,539
                                                                     -----------
          Oil Field Services - 4.5%
      300 * Anderson Exploration Ltd. ............................         3,585
      520 * BJ Services Co., Inc..................................        21,742
    1,595 * Cooper Cameron Corp...................................        78,055
    3,777 Diamond Offshore Drilling, Inc..........................       115,435
    2,500 Frontier Oil Corp.......................................        16,875
   12,747 * Global Industries Ltd.................................       109,943
    1,150 * Global Marine, Inc....................................        19,119
      600 * Nabors Industries, Inc. ..............................        18,563
    5,594 * Noble Drilling Corp...................................       183,203
    3,000 Ranger Oil Ltd..........................................         9,352
      450 Tidewater, Inc. ........................................        16,200

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
          Oil Field Services - continued
    6,518 Transocean Sedco Forex, Inc............................   $   219,576
      820 * Weatherford International, Inc.......................        32,749
                                                                    -----------
                                                                        844,397
                                                                    -----------
          Paper & Packaging - 1.0%
      200 Avery Dennison Corp....................................        14,575
      100 Ball Corp..............................................         3,937
      380 Bowater, Inc...........................................        20,639
      100 Georgia-Pacific Corp...................................         5,075
      900 Kimberly-Clark Corp....................................        58,725
      200 Louisiana Pacific Corp.................................         2,850
      400 * Sealed Air Corp......................................        20,725
    1,700 * Smurfit Container Corp...............................        41,650
      400 Weyerhaeuser Co........................................        28,725
                                                                    -----------
                                                                        196,901
                                                                    -----------
          Pharmaceuticals - 0.8%
      100 Andrx Corp.............................................         4,231
    1,690 Chiron Corp............................................        71,614
      200 Genetech, Inc..........................................        26,900
      430 * Sepracor, Inc........................................        42,651
                                                                    -----------
                                                                        145,396
                                                                    -----------
          Printing, Publishing, Broadcasting & Entertainment -
            4.1%
    1,800 AT&T Corp.-Liberty Media Group, Cl. A..................       102,150
      900 * CBS Corp.............................................        57,544
      100 Central Newspapers, Inc., Cl. A........................         3,938
      700 * Clear Channel Communications, Inc....................        62,475
    1,500 Comcast Corp., Cl. A...................................        75,844
      100 * Cox Communications, Inc., Cl. A......................         5,150
      200 Gannett Co., Inc.......................................        16,312
      932 * Hearst-Argyle Television, Inc........................        24,814
      100 Knight-Ridder, Inc.....................................         5,950
      100 McClatchy Co., Cl. A...................................         4,325
      123 Meredith Corp..........................................         5,128
      100 New York Times Co., Cl. A .............................         4,913
      200 Omnicom Group, Inc.....................................        20,000
    1,100 Reader's Digest Association, Inc. Cl. A................        32,175
    1,581 * Scholastic Corp......................................        98,318
      234 * Sinclair Broadcast Group, Inc., Cl. A................         2,856
       25 Spanish Broadcasting System, Inc., Cl. A...............         1,006
    1,900 Time Warner, Inc.......................................       137,631
      100 Times Mirror Co. Ser. A................................         6,700
      200 Tribune Co.............................................        11,012
      200 * USA Networks, Inc....................................        11,050
      100 * Valassis Communications, Inc.........................         4,225
    1,400 * Viacom, Inc., Cl. B..................................        84,612
                                                                    -----------
                                                                        778,128
                                                                    -----------
          Real Estate - 0.2%
      900 Boston Properties, Inc. REIT...........................        28,012
      100 Del Webb Corp..........................................         2,494
      200 Marriott International, Inc., Cl. A....................         6,313
                                                                    -----------
                                                                         36,819
                                                                    -----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Retailing & Wholesale - 7.3%
      400 * Abercrombie & Fitch Co., Cl. A........................   $    10,675
      100 * Amazon Common, Inc....................................         7,613
      100 * American Eagle Outfitters, Inc........................         4,500
      100 * Ann Taylor Stores Corp................................         3,444
      320 * Barnes & Noble, Inc...................................         6,600
      200 * Best Buy Co., Inc.....................................        10,038
    2,569 * BJ's Wholesale Club, Inc..............................        93,768
      540 * Borders Group, Inc....................................         8,674
      660 Brinker International, Inc..............................        15,840
      100 Circuit City Stores, Inc................................         4,506
      100 * Costco Wholesale Corp.................................         9,125
      700 CVS Corp................................................        27,956
      700 Dayton Hudson Corp......................................        51,406
      100 Dollar General Corp.....................................         2,275
    9,000 Ethan Allen Interiors, Inc..............................       288,562
      100 Family Dollar Stores, Inc...............................         1,631
      300 * Federated Department Stores, Inc......................        15,169
      400 Gap, Inc................................................        18,400
    3,300 Home Depot, Inc.........................................       226,256
      100 Hughes Supply, Inc......................................         2,156
    1,530 * Jones Apparel Group, Inc..............................        41,501
      400 * K Mart Corp...........................................         4,025
      100 * Kohl's Corp...........................................         7,219
      100 Lands End, Inc..........................................         3,475
      200 Limited, Inc............................................         8,663
      100 * Linens 'N Things, Inc.................................         2,963
      100 Lowe's Companies, Inc...................................         5,975
      300 May Department Stores Co................................         9,675
      100 * Office Depot, Inc.....................................         1,094
      100 * Payless Shoesource, Inc...............................         4,700
    2,300 Ross Stores, Inc........................................        41,256
      100 Ruby Tuesday, Inc.......................................         1,819
    2,000 * Saks, Inc.............................................        31,125
      300 Sears, Roebuck & Co.....................................         9,131
      100 * Shopko Stores, Inc....................................         2,300
    1,000 Tandy Corp..............................................        49,187
      100 Tiffany & Co............................................         8,925
    2,100 TJX Co., Inc............................................        42,919
       28 Too, Inc................................................           483
      100 * Toys R Us, Inc........................................         1,431
      200 W.W. Grainger, Inc......................................         9,563
    3,500 Wal-Mart Stores, Inc....................................       241,937
      470 * Williams Sonoma, Inc..................................        21,620
      200 * Zale Corp.............................................         9,675
                                                                     -----------
                                                                       1,369,255
                                                                     -----------
          Telecommunication Services & Equipment - 3.7%
      100 Commscope, Inc..........................................         4,031
      100 * General Instrument Corp...............................         8,500
    2,050 * Global Crossing Ltd...................................       102,500
    5,054 * Intermedia Communications, Inc........................       196,159
      900 Motorola, Inc...........................................       132,525
      500 Nokia Corp., ADR........................................        95,000

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
          Telecommunication Services & Equipment - continued
      200 Omnipoint Corp..........................................   $    24,125
      520 * Qualcomm, Inc.........................................        91,585
      180 Telephone + Data Systems, Inc...........................        22,680
      100 Voicestream Wireless Corp...............................        14,231
                                                                     -----------
                                                                         691,336
                                                                     -----------
          Textile & Apparel - 0.0%
      100 V.F. Corp...............................................         3,000
                                                                     -----------
          Thrift Institutions - 0.0%
      200 * Golden St. Bancorp, Inc...............................         3,450
                                                                     -----------
          Transportation - 1.0%
      200 * Alaska Air Group, Inc.................................         7,025
      200 Burlington Northern Santa Fe Corp.......................         4,850
      100 CNF Transportation, Inc.................................         3,450
      200 * Continental Airlines, Inc., Cl. B.....................         8,875
      300 Delta Air Lines, Inc....................................        14,944
      100 Northwest Airlines Corp., Cl. A.........................         2,225
    4,000 * Skywest, Inc..........................................       112,000
      100 U.S. Freightways Corp...................................         4,787
      300 Union Pacific Corp......................................        13,087
      110 United Parcel Service, Inc., Cl. B......................         7,590
      100 Xtra Corp...............................................         4,263
                                                                     -----------
                                                                         183,096
                                                                     -----------
          Utilities - Electric - 0.7%
      650 Allegheny Energy, Inc...................................        17,509
      100 Ameren Corp.............................................         3,275
      100 Consolidated Edison, Inc................................         3,450
      300 DQE, Inc................................................        10,387
      100 DTE Energy Co...........................................         3,138
      100 Duke Power Co...........................................         5,013
      200 Energy East Corp........................................         4,163
      100 Entergy Corp............................................         2,575
      200 Firstenergy Corp........................................         4,538
      200 Florida Progress Corp...................................         8,462
      200 FPL Group, Inc..........................................         8,562
      100 GPU, Inc................................................         2,994
      100 Northeast Utilities.....................................         2,056
      100 Oge Energy Corp.........................................         1,900
      200 PECO Energy Co..........................................         6,950
      300 PG & E Corp.............................................         6,150
      200 PP&L Resources, Inc.....................................         4,575

   Shares                                                               Value

 COMMON STOCKS - continued
            Utilities - Electric - continued
        400 Public Service Enterprise Group, Inc..................   $    13,925
        100 Sempra Energy.........................................         1,738
        200 Southern Co...........................................         4,700
        100 Texas Utilities Co....................................         3,556
        200 TNP Enterprises, Inc..................................         8,250
                                                                     -----------
                                                                         127,866
                                                                     -----------
            Utilities - Telephone - 3.1%
        800 ALLTEL Corp...........................................        66,150
      2,900 AT&T Corp.............................................       147,175
        400 Bell Atlantic Corp....................................        24,625
      1,200 BellSouth Corp........................................        56,175
        200 GTE Corp..............................................        14,113
        400 * Nextel Communications, Inc., Cl. A..................        41,250
        900 SBC Communications, Inc...............................        43,875
      1,800 Sprint Corp...........................................       121,162
        400 * Sprint Corp. (PCS Group) Ser. 1.....................        41,000
        200 U.S. West, Inc........................................        14,400
        100 * United States Cellular Corp.........................        10,094
                                                                     -----------
                                                                         580,019
                                                                     -----------
            Utilities - Water - 0.1%
        730 American Water Works, Inc.............................        15,512
                                                                     -----------
            Utilities - 0.3%
      1,300 CH Energy Group, Inc..................................        42,900
        200 Unicom Corp...........................................         6,700
                                                                     -----------
                                                                          49,600
                                                                     -----------
            Total Common Stocks
             (cost $15,020,031)...................................    17,928,752
                                                                     -----------
 Principal
   Amount                                                               Value

 SHORT-TERM INVESTMENTS - 6.5%
            Repurchase Agreement - 6.5%
 $1,222,000 State Street Bank & Trust Co.,
             3.25%, purchased 12/31/1999, maturing 1/3/2000,
             maturity value $1,222,331 (cost $1,222,000) (a)......     1,222,000
                                                                     -----------

            Total Investments -
             (cost $16,242,031)...........................   101.5%  19,150,752
            Other Assets and
             Liabilities - net............................    (1.5)    (278,241)
                                                             -----  -----------
            Net Assets....................................   100.0% $18,872,511
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*    Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                            Schedule of Investments
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - 95.2%
           Advertising & Related Services - 1.4%
     5,500 * Lamar Advertising Co., Cl. A.........................   $   333,094
                                                                     -----------
           Banks - 1.1%
     7,500 FleetBoston Financial Corp. ...........................       261,094
                                                                     -----------
           Business Equipment & Services - 0.6%
     3,800 Paychex, Inc...........................................       152,000
                                                                     -----------
           Communication Systems & Services - 5.8%
     8,000 * Cisco Systems, Inc...................................       857,000
     4,900 * McLeod USA, Inc., Cl. A..............................       288,487
     4,000 * Tellabs, Inc. .......................................       256,750
                                                                     -----------
                                                                       1,402,237
                                                                     -----------
           Electrical Equipment & Services - 3.2%
     3,500 General Electric Co. ..................................       541,625
     2,500 * Solectron Corp.......................................       237,813
                                                                     -----------
                                                                         779,438
                                                                     -----------
           Electronic Equipment & Services - 2.6%
     9,500 * Teradyne, Inc. ......................................       627,000
                                                                     -----------
           Finance & Insurance - 6.9%
     2,900 American Express Co....................................       482,125
     3,362 American International Group, Inc. ....................       363,516
     9,200 Citigroup, Inc.........................................       511,175
     2,100 Morgan Stanley, Dean Witter & Co.......................       299,775
                                                                     -----------
                                                                       1,656,591
                                                                     -----------
           Food & Beverage Products - 0.9%
     6,500 Pepsico, Inc...........................................       229,125
                                                                     -----------
           Healthcare Products & Services - 5.3%
    19,800 * Health Management Associates, Inc., Cl. A............       264,825
     8,200 Medtronic, Inc. .......................................       298,787
    16,100 * Osteotech, Inc. .....................................       215,338
     1,500 PE Corp-PE Biosystems Group............................       180,469
     6,200 * VISX, Inc. ..........................................       320,850
                                                                     -----------
                                                                       1,280,269
                                                                     -----------
           Information Services & Technology - 34.9%
     7,500 * America Online, Inc..................................       565,781
    11,800 * American Power Conversion Corp.......................       311,225
       800 * Citrix Systems, Inc..................................        98,400
     6,500 * Cree Research, Inc. .................................       554,937
     5,000 * Cymer, Inc...........................................       230,000
     7,500 * EMC Corp.............................................       819,375
     6,000 * Entrust Technologies, Inc............................       359,625
     2,100 * F5 Networks, Inc.....................................       239,400
     2,300 Gadzoox Networks, Inc. ................................       100,194
     6,800 Intel Corp.............................................       559,725
     2,200 * JDS Uniphase Corp....................................       354,887

  Shares                                                               Value

 COMMON STOCKS - continued
           Information Services & Technology - continued
     3,600 * Keane, Inc..........................................   $   114,300
     4,600 * Legato Systems, Inc.................................       316,538
     5,000 * LSI Logic...........................................       337,500
     2,700 * Micron Technology, Inc..............................       209,925
     6,500 * Microsoft Corp......................................       758,875
     6,000 * Remedy Corp.........................................       284,250
     4,500 * Sandisk Corp........................................       433,125
     3,000 * Sanmina Corp........................................       299,625
     4,200 * Sun Microsystems, Inc...............................       325,238
     3,000 Sykes Enterprises, Inc. ..............................       131,625
     3,850 * Veritas Software Corp...............................       551,031
     6,000 * Vitesse Semiconductor Corp..........................       314,625
       400 * Yahoo!, Inc. .......................................       173,075
                                                                    -----------
                                                                      8,443,281
                                                                    -----------
           Pharmaceuticals - 10.7%
     8,400 American Home Products Corp. .........................       331,275
     8,000 * Enzon, Inc..........................................       347,000
    10,000 ICN Pharmaceuticals, Inc..............................       253,125
     9,000 Monsanto Co. .........................................       320,625
     9,700 * Neopharm, Inc.......................................       209,156
     4,700 Pharmacia & Upjohn, Inc...............................       211,500
     8,300 Schering-Plough Corp..................................       350,156
     6,900 Warner-Lambert Co.....................................       565,369
                                                                    -----------
                                                                      2,588,206
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             10.6%
     5,000 * AMFM, Inc. .........................................       391,250
     6,600 AT&T Corp.--Liberty Media Group, Cl. A................       374,550
     6,500 * Entercom Communications Corp........................       429,000
    13,000 * Infinity Broadcasting Corp..........................       470,437
     9,000 Martha Stewart Living Omnimedia, Inc..................       216,000
     4,200 * Univision Communications, Inc., Cl. A...............       429,188
     5,700 * Valassis Communications, Inc........................       240,825
                                                                    -----------
                                                                      2,551,250
                                                                    -----------
           Retailing & Wholesale - 2.9%
     6,000 * Bed Bath & Beyond, Inc..............................       208,500
     7,000 Wal-Mart Stores, Inc..................................       483,875
                                                                    -----------
                                                                        692,375
                                                                    -----------
           Telecommunication Services & Equipment - 8.3%
     3,700 * Allegiance Telecom, Inc.............................       341,325
     5,000 * Antec Corp. ........................................       182,500
     5,100 * CIENA Corp..........................................       293,250
     6,100 * Copper Mountain Networks, Inc.......................       297,375
     3,600 Omnipoint Corp........................................       434,250
     2,400 * Qualcomm, Inc.......................................       422,700
       700 * Viatel, Inc.........................................        37,537
                                                                    -----------
                                                                      2,008,937
                                                                    -----------
           Total Common Stocks
            (cost $18,594,213)...................................    23,004,897
                                                                    -----------


                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                       Schedule of Investments (continued)
                               December 31, 1999

 Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 4.7%
            Repurchase Agreement - 4.7%
 $1,145,000 State Street Bank & Trust Co.,
             3.25%, purchased 12/31/1999, maturing 1/3/2000,
             maturity value $1,145,310
             (cost $1,145,000) (a)...............................   $ 1,145,000
                                                                    -----------

            Total Investments -
             (cost $19,739,213)............................    99.9%  24,149,897
            Other Assets and Liabilities - net.............     0.1       25,691
                                                              -----  -----------
            Net Assets.....................................   100.0% $24,175,588
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                            Schedule of Investments
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - 91.0%
           Automotive Equipment & Manufacturing - 1.1%
     2,000 Arvin Industries, Inc..................................   $    56,750
                                                                     -----------
           Banks - 9.6%
     1,680 ABC Bancorp............................................        17,850
     1,700 Anchor Bancorp Wisconsin, Inc. ........................        25,713
     1,800 Britton & Koontz Capital Corp..........................        33,750
     1,587 Charter One Financial, Inc. ...........................        30,351
     2,100 * Columbia Banking Systems, Inc........................        27,563
     1,874 Commercial Bankshares, Inc.............................        40,062
     1,600 Granite State Bankshares, Inc..........................        31,800
     2,000 Independent Bank Corp..................................        25,000
     2,000 Independent Bankshares, Inc. ..........................        27,750
     1,400 Interchange Financial Services Corp. ..................        22,925
     1,200 Mid-State Bancshares...................................        38,250
     1,200 Pacific Bank, N.A......................................        33,225
     4,000 Peoples Heritage Financial Group, Inc..................        60,250
       530 Webster Financial Corp.................................        12,488
     3,650 West Coast Bancorp, Inc................................        49,275
                                                                     -----------
                                                                         476,252
                                                                     -----------
           Building, Construction & Furnishings - 10.2%
     2,500 American Woodmark Corp.................................        60,625
     5,500 Craftmade International, Inc...........................        39,875
     5,000 * Furniture Brands International, Inc..................       110,000
     6,500 Industrie Natuzzi SpA, ADR.............................        86,125
     2,500 Standard Pacific Corp. ................................        27,500
     3,000 * Stanley Furniture Co., Inc...........................        55,125
     3,000 TJ International, Inc..................................       126,000
                                                                     -----------
                                                                         505,250
                                                                     -----------
           Business Equipment & Services - 2.9%
     4,000 * Interim Services, Inc................................        99,000
     2,500 McGrath Rentcorp.......................................        43,750
                                                                     -----------
                                                                         142,750
                                                                     -----------
           Consumer Products & Services - 14.5%
     4,000 Advanced Marketing Services, Inc.......................       113,750
     6,000 * Chattem, Inc.........................................       114,000
     2,100 CPI Corp...............................................        47,381
     1,500 * CSG System International, Inc. ......................        59,813
     4,000 * Fossil, Inc. ........................................        92,500
     4,300 * Guess?, Inc..........................................        93,525
     2,500 Lancaster Colony Corp..................................        82,812
     5,000 * Maxwell Shoe, Inc., Cl. A............................        40,000
     1,000 Polaris Industries, Inc. ..............................        36,250
     3,000 Stewart Enterprises, Inc., Cl. A.......................        14,250
     5,200 York Group, Inc........................................        22,425
                                                                     -----------
                                                                         716,706
                                                                     -----------
           Electrical Equipment & Services - 4.7%
     3,000 Applied Power, Inc., Cl. A.............................       110,250
     2,700 Helix Technology Corp..................................       120,994
                                                                     -----------
                                                                         231,244
                                                                     -----------

  Shares                                                               Value

 COMMON STOCKS - continued
           Electronic Equipment & Services - 1.0%
     1,000 * Hadco Corp..........................................   $    51,000
                                                                    -----------
           Finance & Insurance - 0.7%
     2,000 Morgan Keegan, Inc. ..................................        33,625
                                                                    -----------
           Food & Beverage Products - 4.5%
     4,000 International Multifoods Corp. .......................        53,000
     3,700 Michael Foods, Inc....................................        91,113
    20,000 * Monterey Pasta Co...................................        78,750
                                                                    -----------
                                                                        222,863
                                                                    -----------
           Healthcare Products & Services - 7.9%
     1,000 Alpharma, Inc., Cl. A.................................        30,750
     6,000 * AmeriSource Health Corp., Cl. A.....................        91,125
     1,800 * ArthroCare Corp.....................................       109,800
     1,500 Beckman Coulter, Inc..................................        76,313
     1,950 Jones Pharma, Inc.....................................        84,703
                                                                    -----------
                                                                        392,691
                                                                    -----------
           Industrial Specialty Products & Services - 4.5%
     2,900 Badger Meter, Inc.....................................        87,362
     2,200 Donaldson, Inc........................................        52,938
     3,000 * Meade Instruments Corp..............................        85,500
                                                                    -----------
                                                                        225,800
                                                                    -----------
           Information Services & Technology - 5.4%
     2,500 * American Management Systems, Inc....................        78,437
     4,000 * Analytical Surveys, Inc. ...........................        45,750
     2,500 * SBS Technologies, Inc. .............................        91,250
     4,000 Timberline Software Corp. ............................        53,750
                                                                    -----------
                                                                        269,187
                                                                    -----------
           Manufacturing - Distributing - 1.7%
     4,000 LSI Industries, Inc. .................................        86,500
                                                                    -----------
           Oil/Energy - 1.9%
     2,500 Cabot Oil & Gas Corp., Cl. A..........................        40,156
     2,000 Penn Virginia Corp....................................        33,500
     2,000 Pennzoil-Quaker State Co..............................        20,375
                                                                    -----------
                                                                         94,031
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             0.9%
     3,500 Bowne & Co., Inc. ....................................        47,250
                                                                    -----------
           Real Estate - 0.6%
     4,000 Mission West Properties, Inc. REIT....................        31,000
                                                                    -----------
           Retailing & Wholesale - 12.6%
     3,000 * Ames Department Stores, Inc. .......................        86,437
     5,000 * Consolidated Stores Corp. ..........................        81,250
     4,000 * Papa John's International, Inc......................       104,250
    12,500 Pier 1 Imports, Inc...................................        79,688
     6,000 Ross Stores, Inc......................................       107,625
     5,000 * Sonic Automotive, Inc...............................        48,750
     2,500 * Whole Foods Market, Inc.............................       115,937
                                                                    -----------
                                                                        623,937
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Telecommunication Services & Equipment - 3.4%
     3,900 Communications Systems, Inc............................   $    50,700
     4,000 Hickory Tech Corp......................................        60,000
     1,000 Scientific Atlanta, Inc................................        55,625
                                                                     -----------
                                                                         166,325
                                                                     -----------
           Textile & Apparel - 0.4%
     1,000 Oxford Industries, Inc.................................        19,813
                                                                     -----------
           Thrift Institutions - 1.0%
     2,000 Harbor Florida Bancshares, Inc.........................        25,875
     2,400 Horizon Financial Corp.................................        22,800
                                                                     -----------
                                                                          48,675
                                                                     -----------
           Utilities - Electric - 0.6%
     1,400 MDU Resources Group, Inc...............................        28,000
                                                                     -----------
           Utilities - Gas - 0.9%
     2,400 Chesapeake Utilities Corp..............................        44,100
                                                                     -----------
           Total Common Stocks
            (cost $4,250,609).....................................     4,513,749
                                                                     -----------

 Principal
  Amount                                                               Value
 CONVERTIBLE DEBENTURES - 2.8%
           Business Equipment & Services - 0.7%
 $ 40,000  Interim Services, Inc.
            4.50%, 6/1/2005.......................................   $   35,400
                                                                     ----------
           Healthcare Products & Services - 1.0%
   40,000  Alpharma, Inc.
            5.75%, 4/1/2005, 144A.................................       47,650
                                                                     ----------
           Telecommunication Services & Equipment - 1.1%
   35,000  Antec Corp.
            4.50%, 5/15/2003......................................       56,306
                                                                     ----------
           Total Convertible Debentures (cost $107,538)...........      139,356
                                                                     ----------
 SHORT-TERM INVESTMENTS - 11.0%
           Repurchase Agreement - 11.0%
  543,000  State Street Bank & Trust Co.,
            3.25%, purchased 12/31/1999, maturing 1/3/2000,
            maturity value $543,147 (cost $543,000) (a)...........      543,000
                                                                     ----------
          Total Investments -
           (cost $4,901,147)............................... 104.8%    5,196,105
          Other Assets and
           Liabilities - net...............................  (4.8)     (237,853)
                                                            -----    ----------
          Net Assets....................................... 100.0%   $4,958,252
                                                            =====    ==========

*     Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR   American Depository Receipt
REIT  Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                            Schedule of Investments
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - 90.8%
           Banks - 1.9%
     2,373 * Imperial Bancorp.....................................   $    57,249
                                                                     -----------
           Building, Construction & Furnishings - 0.9%
       523 * Aaon, Inc............................................         7,518
       748 * Shaw Group, Inc......................................        18,934
                                                                     -----------
                                                                          26,452
                                                                     -----------
           Business Equipment & Services - 1.1%
     1,178 * Circle International Group, Inc......................        26,210
       197 * Startek, Inc.........................................         7,141
       470 * Vision Twenty One, Inc...............................         1,293
                                                                     -----------
                                                                          34,644
                                                                     -----------
           Chemical & Agricultural Products - 1.3%
     1,686 * Chemfirst, Inc.......................................        36,881
       388 * Hines Horticulture, Inc..............................         3,274
                                                                     -----------
                                                                          40,155
                                                                     -----------
           Communication Systems & Services - 5.5%
       238 * Active Voice Corp....................................         6,917
       769 Allen Telecom, Inc.....................................         8,891
       427 * ANADIGICS, Inc.......................................        20,149
       384 * Gilat Communications Ltd.............................         9,240
     1,701 * Metromedia Fiber Network, Inc., Cl. A................        81,542
       385 * Performance Technologies, Inc........................         6,689
     2,489 * VDI Media............................................        34,224
                                                                     -----------
                                                                         167,652
                                                                     -----------
           Consumer Products & Services - 4.8%
       871 Commonwealth Industries, Inc...........................        11,323
       762 * Guess?, Inc..........................................        16,573
       405 * Mobile Mini, Inc.....................................         8,708
       574 * NFO Worldwide, Inc...................................        12,843
       552 * SCP Pool Corp........................................        14,318
     1,990 * Sola International, Inc..............................        27,611
     1,504 Toro Co................................................        56,118
                                                                     -----------
                                                                         147,494
                                                                     -----------
           Electrical Equipment & Services - 4.7%
       833 American Superconductor Corp...........................        23,324
       663 Helix Technology Corp..................................        29,711
       560 * Mattson Technology, Inc..............................         9,590
       248 * Parlex Corp..........................................         6,526
       266 * Power One, Inc.......................................        12,186
       584 * Radisys Corp.........................................        29,784
       515 * Three-Five Systems, Inc..............................        21,101
       679 * Windmere Durable Holdings, Inc.......................        11,543
                                                                     -----------
                                                                         143,765
                                                                     -----------
           Electronic Equipment & Services - 3.9%
       585 * Aavid Thermal Technologies, Inc......................        14,369
       416 * American Xtal Technology, Inc........................         7,254

  Shares                                                                Value

 COMMON STOCKS - continued
           Electronic Equipment & Services - continued
       504 * Astropower, Inc......................................   $     7,056
       290 * Bel Fuse, Inc........................................         8,084
       323 * C-COR.net Corp.......................................        24,750
       308 * Elantec Semiconductor, Inc...........................        10,164
       691 * LTX Corp.............................................        15,461
       206 * Universal Electronics, Inc...........................         9,476
       597 Watkins-Johnson Co.....................................        23,880
                                                                     -----------
                                                                         120,494
                                                                     -----------
           Finance & Insurance - 9.2%
       470 American Capital Strategies Ltd........................        10,693
     1,206 Dain Rauscher Corp.....................................        56,079
       622 * Data Broadcasting Corp...............................         5,132
     1,803 * Delta Financial Corp.................................         7,437
     1,193 E. W. Blanch Holdings, Inc.............................        73,071
       333 * First Sierra Financial, Inc..........................         5,703
       555 * Insurance Auto Auctions, Inc.........................         8,741
       318 * National Discount Brokers Group......................         8,387
       859 * New Century Financial Corp...........................        13,529
       419 Southwest Securities Group, Inc........................        11,470
     4,113 * UICI.................................................        43,444
     1,755 WFS Financial, Inc.....................................        37,074
                                                                     -----------
                                                                         280,760
                                                                     -----------
           Food & Beverage Products - 3.5%
     1,760 Applebee's International, Inc..........................        51,920
     1,105 * CEC Entertainment, Inc...............................        31,355
     1,791 * Scheid Vineyards, Inc. Cl. A.........................         6,492
       979 * Triarc Cos, Inc......................................        17,989
                                                                     -----------
                                                                         107,756
                                                                     -----------
           Forest Products - 0.0%
        25 Deltic Timber Corp.....................................           547
                                                                     -----------
           Gaming - 0.2%
       364 * Argosy Gaming Corp...................................         5,665
                                                                     -----------
           Healthcare Products & Services - 5.8%
     1,645 * Apria Healthcare Group, Inc..........................        29,507
     1,240 * Brookdale Living Communities, Inc....................        15,345
     1,110 * Caremark Rx, Inc.....................................         5,619
     1,467 * Chirex, Inc..........................................        21,455
     1,410 * Computer Motion, Inc.................................        15,510
       411 * Corixa Corp..........................................         6,987
     1,229 * Dura Pharmaceuticals, Inc............................        17,129
       708 * Guilford Pharmaceuticals, Inc........................        12,036
     1,236 Hooper Holmes, Inc.....................................        31,827
       533 * I-STAT Corp..........................................         7,728
       546 * Novoste Corp.........................................         9,009
       570 * ProxyMed, Inc........................................         5,558
                                                                     -----------
                                                                         177,710
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Industrial Specialty Products & Services - 3.3%
     1,437 * Global Industrial Technologies, Inc..................   $    18,501
       355 * II-VI, Inc...........................................         7,144
     3,181 Mark IV Industries, Inc................................        56,264
       983 * McDermott International, Inc.........................         8,909
       694 Steel Technologies, Inc................................        10,063
                                                                     -----------
                                                                         100,881
                                                                     -----------
           Information Services & Technology - 9.2%
       604 * 4Front Technologies, Inc.............................         8,079
       507 * Computer Network Technology..........................        11,629
       977 * Concentric Network Corp..............................        30,104
       145 * Ibis Technology Corp.................................         7,196
     2,478 * Maxtor Corp..........................................        17,965
       756 * Metacreations Corp...................................         6,497
       148 * MIPS Technologies, Inc...............................         7,696
       486 * MMC Networks, Inc....................................        16,706
       368 * MTI Technology Corp..................................        13,570
       247 * Netopia, Inc.........................................        13,415
       699 * Peerless Systems Corp................................         5,417
       433 * Pinnacle Systems, Inc................................        17,618
       505 * Real Networks, Inc...................................        60,758
     1,588 * S3, Inc..............................................        18,361
       592 * Tecnomatix Technologies Ltd..........................        17,020
       363 * Telescan, Inc........................................         8,962
       602 * Trimble Navigation Ltd...............................        13,018
       195 * ZixIt Corp...........................................         7,727
                                                                     -----------
                                                                         281,738
                                                                     -----------
           Machinery - Diversified - 1.0%
       501 * Applied Science & Tech, Inc..........................        16,650
       622 * Gasonics International Corp..........................        12,284
        25 Thermo Sentron, Inc....................................           363
                                                                     -----------
                                                                          29,297
                                                                     -----------
           Manufacturing - Distributing - 0.8%
        63 Lindsay Manufacturing Co...............................         1,150
       405 Pentair, Inc...........................................        15,592
       164 * Photon Dynamics, Inc.................................         6,355
                                                                     -----------
                                                                          23,097
                                                                     -----------
           Metal Products & Services - 2.1%
       796 * Material Sciences Corp...............................         8,109
       364 * Maverick Tube Corp...................................         8,987
     1,498 Quanex Corp............................................        38,199
       710 Summit Technology, Inc.................................         8,298
                                                                     -----------
                                                                          63,593
                                                                     -----------
           Oil/Energy - 3.6%
     1,022 * Barrett Resources Corp...............................        30,085
     1,256 * Newfield Exploration Co..............................        33,598
       425 * St. Mary Land & Exploration Co.......................        10,519
       672 * Stone Energy Corp....................................        23,940
       838 Western Gas Resources, Inc.............................        11,051
                                                                     -----------
                                                                         109,193
                                                                     -----------

  Shares                                                               Value

 COMMON STOCKS - continued
           Oil Field Services - 3.4%
       270 * Cal Dive International, Inc.........................   $     8,944
     1,173 * Hanover Compressor Co...............................        44,281
       792 * Lone Star Technologies, Inc.........................        22,077
       981 * Nabors Industries, Inc..............................        30,349
                                                                    -----------
                                                                        105,651
                                                                    -----------
           Paper & Packaging - 0.6%
     1,126 Pope & Talbot, Inc....................................        18,016
                                                                    -----------
           Pharmaceuticals - 2.5%
       653 * Advance Paradigm, Inc...............................        14,080
       282 * Biocryst Pharmaceuticals, Inc.......................         8,319
       391 * SuperGen, Inc.......................................        11,486
       713 * Transkaryotic Therapies, Inc........................        27,451
     1,123 * Triangle Pharmaceuticals, Inc.......................        14,388
                                                                    -----------
                                                                         75,724
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             0.7%
       637 * Ascent Entertainment Group, Inc.....................         8,082
       271 * SBS Broadcasting SA.................................        13,194
                                                                    -----------
                                                                         21,276
                                                                    -----------
           Real Estate - 4.0%
     1,927 * Choice Hotels, Inc. REIT............................        33,000
       873 Imperial Credit Commercial Mortgage Investment Corp.
            REIT.................................................         9,930
     3,189 Indymac Mortgage Holdings, Inc. REIT..................        40,660
     1,991 LNR Property Corp. REIT...............................        39,571
                                                                    -----------
                                                                        123,161
                                                                    -----------
           Retailing & Wholesale - 6.8%
       533 * Childrens Place Retail Stores, Inc..................         8,761
       361 * Coldwater Creek, Inc................................         7,401
       973 * Footstar, Inc.......................................        29,676
       354 * Intertan, Inc.......................................         9,248
     1,532 * Jack In The Box, Inc................................        31,693
       299 * Kenneth Cole Productions, Inc., Cl. A...............        13,679
       793 * Michaels Stores, Inc................................        22,601
       758 Movado Group, Inc.....................................        16,534
     1,419 * Pacific Sunwear Of California.......................        45,231
     1,204 * Sharper Image Corp..................................        15,276
       753 * Sunglass Hut International, Inc.....................         8,471
                                                                    -----------
                                                                        208,571
                                                                    -----------
           Telecommunication Services & Equipment - 5.4%
       245 * Anaren Microwave, Inc...............................        13,261
       165 Commnet Cellular, Inc.................................         5,301
       300 * Intermedia Communications, Inc......................        11,644
     1,202 * NEXTLINK Communications, Inc., Cl. A................        99,841
     1,110 * US LEC Corp., Cl. A.................................        35,797
                                                                    -----------
                                                                        165,844
                                                                    -----------
           Thrift Institutions - 0.0%
       134 Warren Bancorp, Inc...................................         1,005
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments (continued)
                               December 31, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Transportation - 4.6%
       407 * Amtran, Inc...........................................   $    7,886
     2,390 * Arkansas Best Corp....................................       28,680
       631 CNF Transportation, Inc. ...............................       21,769
       288 * Forward Air Corp......................................       12,492
     1,086 * Genesee & Wyoming, Inc................................       13,982
       798 * M.S. Carriers, Inc....................................       19,052
       982 Roadway Express, Inc. ..................................       21,236
       970 * American Freightways Corp. ...........................       15,702
                                                                      ----------
                                                                         140,799
                                                                      ----------
            Total Common Stocks
            (cost $2,566,777)......................................    2,778,189
                                                                      ----------

 Principal
  Amount                                                              Value

 SHORT-TERM INVESTMENTS - 9.7%
           Repurchase Agreement - 9.7%
 $ 295,549 Societe Generale Cowen Securities Corp. 2.55%,
            purchased 12/31/1999, maturing 1/3/2000, maturity
            value $295,612
            (cost $295,549) (a)..................................   $  295,549
                                                                    ----------

           Total Investments -
            (cost $2,862,326)..............................   100.5%  3,073,738
           Other Assets and
            Liabilities - net..............................    (0.5)    (15,055)
                                                              -----  ----------
           Net Assets......................................   100.0% $3,058,683
                                                              =====  ==========

*   Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.

Summary of Abbreviations
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                            Schedule of Investments
                               December 31, 1999

 Principal
  Amount                                                                Value

 CORPORATE BONDS - 36.0%
           Cable/Other Video Distribution - 1.6%
 $ 290,000 Adelphia Communications Corp.,
           Sr. Notes, Ser. B,
           9.875%, 3/1/2007.......................................   $   295,800
                                                                     -----------
           Chemical & Agricultural Products - 2.3%
   400,000 Lyondell Chemical Co., Sr. Secd. Notes, Ser. A,
           9.625%, 5/1/2007.......................................       411,000
                                                                     -----------
           Gaming - 4.1%
   250,000 Agrosy Gaming Co., Sr. Sub. Notes,
           10.75%, 6/1/2009.......................................       264,375
   250,000 Hollywood Park, Inc., Sr. Sub. Notes, Ser. B,
           9.25%, 2/15/2007.......................................       249,062
   250,000 Isle of Capri Casinos, Inc., Sr. Sub. Notes,
           8.75%, 4/15/2009.......................................       231,250
                                                                     -----------
                                                                         744,687
                                                                     -----------
           Healthcare Products & Services - 2.3%
   400,000 Lifepoint Hospitals Holdings, Inc.,
           Sr. Sub Notes, Ser. B,
           10.75%, 5/15/2009......................................       416,000
                                                                     -----------
           Iron & Steel - 2.3%
   400,000 National Steel Corp., 1st. Mtge. Notes, Ser. D,
           9.875%, 3/1/2009 (a)...................................       414,000
                                                                     -----------
           Leisure & Tourism - 0.6%
   150,000 Outboard Marine Corp., Ser. B,
           10.75%, 6/1/2008.......................................       114,750
                                                                     -----------
           Manufacturing - Distributing - 1.3%
   250,000 Holley Performance Products, Inc.,
           Sr. Notes, Ser. B,
           12.25%, 9/15/2007 144A.................................       240,000
                                                                     -----------
           Oil/Energy - 2.2%
   250,000 Cheasapeake Energy Corp., Sr. Sub. Notes,
           9.625%, 5/1/2005 (a)...................................       236,875
   300,000 Petsec Energy, Inc., Sr. Sub. Notes,
            Ser. B,
           9.50%, 6/15/2007 (d)...................................       151,500
                                                                     -----------
                                                                         388,375
                                                                     -----------
           Paper & Packaging - 0.6%
   100,000 Riverwood Int'l. Corp., Sr. Notes,
           10.25%, 4/1/2006 (a)...................................       101,750
                                                                     -----------
           Printing, Publishing, Broadcasting &
            Entertainment - 2.2%
   400,000 Echostar DBS Corp., Sr. Notes,
           9.375%, 2/1/2009.......................................       404,000
                                                                     -----------
           Retailing & Wholesale - 1.6%
   300,000 Ames Dept. Stores, Inc., Sr. Notes,
           10.00%, 4/15/2006......................................       295,500
                                                                     -----------

 Principal
  Amount                                                                Value

 CORPORATE BONDS - continued
           Telecommunication Services
            & Equipment - 12.7%
 $ 400,000 Intermedia Communications, Inc.,
           Sr. Disc. Notes, Step Bond, Ser. B,
           (Eff. Yield 9.87%) (b)
           0.00%, 7/15/2007.......................................   $   298,000
   300,000 Level 3 Communications, Inc., Sr. Notes,
           9.125%, 5/1/2008.......................................       284,250
   300,000 Microcell Telecommunications, Inc.,
           Sr. Disc. Notes, Step Bond,
           (Eff. Yield 11.56%), (b)
           0.00%, 6/1/2009........................................       194,625
   400,000 Nextel Communications, Inc.,
           Sr. Disc. Notes, Step Bond,
           (Eff. Yield 10.58%), (b)
           0.00%, 2/15/2008.......................................       282,000
   200,000 RCN Corp.,
           Sr. Disc. Notes, Step Bond,
           (Eff. Yield 11.81%), (b)
           0.00%, 10/15/2007......................................       141,500
   500,000 Verio, Inc., Sr. Notes,
           10.625%, 11/15/2009 144A...............................       515,000
   300,000 Voicestream Wire Co., Sr. Notes,
           10.375%, 11/15/2009 144A...............................       310,500
   250,000 Williams Communications Group, Inc.,
           Sr. Notes,
           10.875%, 10/1/2009.....................................       262,500
                                                                     -----------
                                                                       2,288,375
                                                                     -----------
           Transportation - 2.2%
   350,000 Greyhound Lines, Inc., Sr. Notes,
           11.50%, 4/15/2007......................................       388,714
                                                                     -----------
           Total Corporate Bonds
           (cost $6,589,311)......................................     6,502,951
                                                                     -----------
 FOREIGN BONDS (NON U.S. DOLLARS) - 13.2%
           Banks - 4.6%
 3,934,000 Nykredit,
       DKK 5.00%, 10/1/2029.......................................       463,472
 2,947,000 Realkredit Danmark,
       DKK 6.00%, 10/1/2029.......................................       371,241
                                                                     -----------
                                                                         834,713
                                                                     -----------
           Finance & Insurance - 1.4%
   250,000 PTC International Finance II,
       EUR Sr. Sub. Notes, Ser. REG,
           11.25%, 12/1/2009......................................       259,393
                                                                     -----------
           Government - 2.6%
   345,122 Federal Republic of Germany,
       EUR 6.875%, 5/12/2005......................................       377,696
   625,000 Kingdom of Denmark, Debs.,
       DKK 8.00%, 5/15/2003.......................................        91,861
                                                                     -----------
                                                                         469,557
                                                                     -----------
           Telecommunication Services & Equipment - 4.6%
   500,000 Jazztel Plc, Sr. Notes, Ser. REGS,
       EUR 13.25%, 12/15/2009.....................................       507,453

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                       Schedule of Investments (continued)
                               December 31, 1999

 Principal
  Amount                                                                Value

 FOREIGN BONDS (NON U.S. DOLLARS) - continued
           Telecommunication Services &
            Equipment - continued
   300,000 Metromedia Fiber Network Co., Sr. Notes,
       EUR 10.00%, 12/15/2009.....................................   $   315,426
                                                                     -----------
                                                                         822,879
                                                                     -----------
           Total Foreign Bonds (Non U.S. Dollars)
            (cost $2,545,975).....................................     2,386,542
                                                                     -----------
 U.S. TREASURY OBLIGATIONS - 30.6%
 $ 630,000 U.S. Treasury Bonds,
           5.25%, 2/15/2029.......................................       521,325
           U.S. Treasury Notes:
   625,000 4.50%, 1/31/2001.......................................       614,844
   480,000 4.75%, 11/15/2008......................................       423,600
   850,000 5.50%, 12/31/2000 - 5/31/2003..........................       839,984
   945,000 5.75%, 4/30/2003.......................................       927,872
   500,000 6.00%, 8/15/2009.......................................       484,532
 1,760,000 6.13%, 8/15/2007.......................................     1,716,000
                                                                     -----------
           Total U.S. Treasury Obligations
            (cost $5,797,277).....................................     5,528,157
                                                                     -----------
 YANKEE OBLIGATIONS - 15.1%
           Finance & Insurance - 2.8%
   500,000 Ono Finance, Plc, Notes,
           13.00%, 5/1/2009.......................................       512,500
                                                                     -----------
           Forest Products - 0.7%
   125,000 Tembec Inds., Inc., Sr. Unsecd. Notes,
           8.625%, 6/30/2009......................................       125,313
                                                                     -----------

 Principal
  Amount                                                               Value

 YANKEE OBLIGATIONS - continued
           Government - 8.5%
           Federal Republic of Brazil:
 $ 667,266 8.00%, 4/15/2000......................................   $   494,777
   500,000 14.50%, 10/15/2009....................................       555,000
   400,000 United Mexican States,
           11.50%, 5/15/2026.....................................       478,480
                                                                    -----------
                                                                      1,528,257
                                                                    -----------
           Paper & Packaging - 3.1%
   250,000 Grupo Int'l. Durango S.A., Notes, 12.00%, 7/15/2001...       250,624
   300,000 Repap New Brunswick, Inc., Sr. Secd. Notes,
            11.50%, 6/1/2004.....................................       311,250
                                                                    -----------
                                                                        561,874
                                                                    -----------
           Total Yankee Obligations
            (cost $2,603,153)....................................     2,727,944
                                                                    -----------


  Shares                                                               Value

 WARRANTS - 0.0%
           Finance & Insurance - 0.0%
       500 * Ono Finance, Plc,
           expiring 5/31/2009 (cost $0)..........................         5,000
                                                                    -----------
 MUTUAL FUND SHARES - 4.3%
   786,500 Navigator Prime Portfolio
           (cost $786,500) (c)...................................       786,500
                                                                    -----------

           Total Investments -
            (cost $18,322,216).............................    99.2%  17,937,094
           Other Assets and Liabilities - net..............     0.8      138,821
                                                              -----  -----------
           Net Assets......................................   100.0% $18,075,915
                                                              =====  ===========

*    Non-income producing.
(a)  All or a portion of this security is currently on loan. (See Note 5)
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Representing investment of cash collateral received for securities on loan. (See Note 5)
(d) Security which has defaulted on payment of interest. The Fund has stopped accruing income on this security.

144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
DKK  Danish Krone
EUR  European Currency

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                      Statements of Assets and Liabilities
                               December 31, 1999

                                                                       Global     Growth and   International
                            Equity Index   Evergreen    Foundation     Leaders      Income        Growth
                                Fund         Fund          Fund         Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............   $15,265,625   $57,145,071  $123,931,369  $15,968,150  $69,628,829   $2,847,484
 Repurchase agreements,
  at amortized cost......     1,667,917     1,972,000     4,244,000            0    1,150,000      116,000
------------------------------------------------------------------------------------------------------------
 Total identified cost of
  investments............    16,933,542    59,117,071   128,175,369   15,968,150   70,778,829    2,963,484
 Net unrealized gains on
  securities.............     2,035,264    11,086,305    17,323,449    4,771,493   13,261,275      828,551
------------------------------------------------------------------------------------------------------------
 Market value of
  securities.............    18,968,806    70,203,376   145,498,818   20,739,643   84,040,104    3,792,035
 Cash....................            70        88,660       226,520      270,989      232,094        7,058
 Receivable for
  securities sold........             0             0       136,236            0      195,174            0
 Dividends and interest
  receivable.............        15,189        46,986       639,374       20,179       62,488        3,250
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............             0             0             0            0            0        1,263
 Receivable for daily
  variation margin on
  open futures
  contracts..............         2,550             0             0            0            0            0
 Deferred organization
  expenses...............             0         4,324         5,038        4,404        5,036            0
 Receivable from
  investment advisor.....         4,522             0             0            0            0        5,590
 Prepaid expenses and
  other assets...........           152            12         1,609          261        1,366           28
------------------------------------------------------------------------------------------------------------
  Total assets...........    18,991,289    70,343,358   146,507,595   21,035,476   84,536,262    3,809,224
------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased..............       293,809       502,537       801,648            0      356,849            0
 Unrealized losses on
  forward foreign
  currency exchange
  contracts..............             0             0             0            0            0        7,391
 Advisory fee payable....             0        52,517        99,361        4,808       96,272            0
 Due to other related
  parties................           328         2,585         2,609          440        1,539           55
 Accrued expenses and
  other liabilities......        11,717        11,669        37,602        8,397       14,613       19,859
------------------------------------------------------------------------------------------------------------
  Total liabilities......       305,854       569,308       941,220       13,645      469,273       27,305
------------------------------------------------------------------------------------------------------------
Net assets...............   $18,685,435   $69,774,050  $145,566,375  $21,021,831  $84,066,989   $3,781,919
------------------------------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.........   $16,613,567   $57,655,923  $127,375,594  $16,333,632  $69,129,703   $2,858,932
 Undistributed
  (overdistributed) net
  investment income
  (loss).................             0        (4,294)       (6,598)        (255)      (4,891)       1,976
 Accumulated net realized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions...........          (975)    1,036,116       873,930      (82,833)   1,680,902       98,631
 Net unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions...........     2,072,843    11,086,305    17,323,449    4,771,287   13,261,275      822,380
------------------------------------------------------------------------------------------------------------
Total net assets.........   $18,685,435   $69,774,050  $145,566,375  $21,021,831  $84,066,989   $3,781,919
------------------------------------------------------------------------------------------------------------
Shares outstanding.......     1,627,224     4,031,047     9,270,195    1,326,312    4,819,808      297,392
------------------------------------------------------------------------------------------------------------
Net asset value per
 share...................   $     11.48   $     17.31  $      15.70  $     15.85  $     17.44   $    12.72
------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                      Statements of Assets and Liabilities
                               December 31, 1999

                              Masters       Omega     Small Cap   Special Equity  Strategic
                               Fund         Fund      Value Fund       Fund      Income Fund
---------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............   $15,020,031  $18,594,213  $4,358,147    $2,566,777   $18,322,216
 Repurchase agreements,
  at amortized cost......     1,222,000    1,145,000     543,000       295,549             0
---------------------------------------------------------------------------------------------
 Total identified cost of
  investments............    16,242,031   19,739,213   4,901,147     2,862,326    18,322,216
 Net unrealized gains or
  losses on securities...     2,908,721    4,410,684     294,958       211,412      (385,122)
---------------------------------------------------------------------------------------------
 Market value of
  securities.............    19,150,752   24,149,897   5,196,105     3,073,738    17,937,094
 Cash....................           176          201      16,631         8,214       376,135
 Receivable for
  securities sold........        24,595       46,961           0        23,408       225,816
 Dividends and interest
  receivable.............         9,078        4,491       5,557           625       340,186
 Deferred organization
  expenses...............             0        4,431           0             0         4,431
 Receivable from
  investment advisor.....             0            0           0         1,743             0
 Prepaid expenses and
  other assets...........           440          183          38            10         7,535
---------------------------------------------------------------------------------------------
  Total assets...........    19,185,041   24,206,164   5,218,331     3,107,738    18,891,197
---------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased..............       294,935            0     237,975        37,808             0
 Payable for closed
  forward foreign
  currency exchange
  contracts..............             0            0           0             0         9,088
 Payable for securities
  on loan................             0            0           0             0       786,500
 Advisory fee payable....         9,133       11,842       1,593             0         6,673
 Due to other related
  parties................           516          397         101            54           559
 Accrued expenses and
  other liabilities......         7,946       18,337      20,410        11,193        12,462
---------------------------------------------------------------------------------------------
  Total liabilities......       312,530       30,576     260,079        49,055       815,282
---------------------------------------------------------------------------------------------
Net assets...............   $18,872,511  $24,175,588  $4,958,252    $3,058,683   $18,075,915
---------------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.........   $15,284,782  $18,314,260  $4,773,376    $2,666,263   $17,828,024
 Undistributed
  (overdistributed) net
  investment income
  (loss).................          (179)        (253)          0             0     1,062,251
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions...........       679,187    1,450,897    (110,082)      181,008      (426,995)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...     2,908,721    4,410,684     294,958       211,412      (387,365)
---------------------------------------------------------------------------------------------
Total net assets.........   $18,872,511  $24,175,588  $4,958,252    $3,058,683   $18,075,915
---------------------------------------------------------------------------------------------
Shares outstanding.......     1,500,790    1,209,845     489,175       258,238     1,711,920
---------------------------------------------------------------------------------------------
Net asset value per
 share...................   $     12.58  $     19.98  $    10.14    $    11.84   $     10.56
---------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                            Statements of Operations
                          Year Ended December 31, 1999

                             Equity                                Global
                           Index Fund   Evergreen   Foundation    Leaders    Growth and   International
                              (a)         Fund         Fund         Fund     Income Fund   Growth Fund
-------------------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $192, $66,
  $2,629, $15,427,
  $2,995 and $2,924,
  respectively).........   $   42,602  $   473,920  $ 1,123,233  $  194,853  $   872,940    $ 35,074
 Interest...............       20,419      440,473    2,470,343      30,194      152,772       7,850
-------------------------------------------------------------------------------------------------------
Total investment
 income.................       63,021      914,393    3,593,576     225,047    1,025,712      42,924
-------------------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........       15,320      552,938      918,103     135,130      674,579      17,188
 Administrative services
  fees..................          861       13,761       27,018       3,369       16,950         542
 Transfer agent fee.....           23          154          363          66          257         209
 Trustees' fees and
  expenses..............           69        1,160        2,224         284        1,401          45
 Printing and postage
  expenses..............        1,314       21,973       42,107       5,369       26,535         859
 Custodian fee..........        1,165       25,120       30,174       9,022       17,044      26,078
 Professional fees......        6,800       18,761       23,352      14,974       19,801      11,346
 Organization expenses..        2,500        4,689        4,333       2,022        4,333           0
 Other..................        3,488          730       10,173         486        3,608         334
-------------------------------------------------------------------------------------------------------
  Total expenses........       31,540      639,286    1,057,847     170,722      764,508      56,601
  Less: Expense
   reductions...........         (208)     (13,297)     (10,136)     (1,525)      (2,754)       (666)
    Fee waivers and
     expense
     reimbursements.....      (19,842)     (43,949)           0     (26,954)     (50,584)    (33,018)
-------------------------------------------------------------------------------------------------------
  Net expenses..........       11,490      582,040    1,047,711     142,243      711,170      22,917
-------------------------------------------------------------------------------------------------------
 Net investment income..       51,531      332,353    2,545,865      82,804      314,542      20,007
-------------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
  Net realized gains or
   losses on:
    Securities..........      (13,893)   6,047,723      806,824     (13,981)   5,479,673     264,771
    Futures contracts...       62,222            0            0           0            0           0
    Foreign currency
     related
     transactions.......            0            0            0        (855)         906       6,593
-------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..       48,329    6,047,723      806,824     (14,836)   5,480,579     271,364
-------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........    2,072,843    6,103,722    9,352,295   3,690,865    7,069,772     696,814
-------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........    2,121,172   12,151,445   10,159,119   3,676,029   12,550,351     968,178
-------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............   $2,172,703  $12,483,798  $12,704,984  $3,758,833  $12,864,893    $988,185
-------------------------------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                            Statements of Operations
                          Year Ended December 31, 1999

                            Masters      Omega     Small Cap  Special Equity  Strategic
                            Fund (a)      Fund     Value Fund    Fund (b)    Income Fund
----------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $19, $0, $0,
  $0 and $0,
  respectively).........   $   64,953  $   17,825   $ 69,680     $  1,921    $        0
 Interest...............       57,065      38,147     27,627        2,989     1,220,172
----------------------------------------------------------------------------------------
Total investment
 income.................      122,018      55,972     97,307        4,910     1,220,172
----------------------------------------------------------------------------------------
Expenses
 Advisory fee...........      100,395      55,032     34,408        7,217        94,335
 Administrative services
  fees..................        2,664       2,143        872          119         3,695
 Transfer agent fee.....           82         196        132           12           364
 Trustees' fees and
  expenses..............          210         180         72           11           311
 Printing and postage
  expenses..............        3,973       3,402      1,369          800         5,042
 Custodian fee..........        2,666         647      1,021          303         7,290
 Professional fees......       11,401      11,926     11,462        8,182        14,924
 Organization expenses..       18,301       2,022          0        2,500         2,022
 Other..................       19,402      13,441        217          484         2,213
----------------------------------------------------------------------------------------
  Total expenses........      159,094      88,989     49,553       19,628       130,196
  Less: Expense
   reductions...........         (231)       (624)      (276)        (171)       (1,619)
    Fee waivers and
     expense
     reimbursements.....      (53,184)          0    (13,058)     (14,166)            0
----------------------------------------------------------------------------------------
  Net expenses..........      105,679      88,365     36,219        5,291       128,577
----------------------------------------------------------------------------------------
 Net investment income
  (loss)................       16,339     (32,393)    61,088         (381)    1,091,595
----------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
 losses on:
  Securities............       908,055   1,643,233    112,099      189,212      (388,141)
  Foreign currency
   related
   transactions.........           (85)          0          0            0       (13,980)
----------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  foreign currency
  related transactions
  and foreign currency
  related transactions..      907,970   1,643,233    112,099      189,212      (402,121)
----------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    2,908,721   3,434,126    273,682      211,412      (357,337)
----------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    3,816,691   5,077,359    385,781      400,624      (759,458)
----------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............   $3,833,030  $5,044,966   $446,869     $400,243    $  332,137
----------------------------------------------------------------------------------------

(a) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.
(b) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1999

                             Equity                                  Global
                              Index      Evergreen    Foundation     Leaders    Growth and   International
                            Fund (a)       Fund          Fund         Fund      Income Fund   Growth Fund
----------------------------------------------------------------------------------------------------------
Operations
 Net investment income...  $    51,531  $   332,353  $  2,545,865  $    82,804  $   314,542   $   20,007
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...       48,329    6,047,723       806,824      (14,836)   5,480,579      271,364
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions...........    2,072,843    6,103,722     9,352,295    3,690,865    7,069,772      696,814
----------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............    2,172,703   12,483,798    12,704,984    3,758,833   12,864,893      988,185
----------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income...      (53,614)    (421,000)   (2,526,366)     (84,708)    (313,974)     (41,012)
 Net realized gains......      (47,221)  (5,088,833)     (227,108)           0   (4,132,246)     (29,759)
----------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (100,835)  (5,509,833)   (2,753,474)     (84,708)  (4,446,220)     (70,771)
----------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold...................   16,604,324   17,827,523    57,697,868    9,841,393   15,606,381    1,656,976
 Payment for shares
  redeemed...............      (12,392)  (6,357,630)   (3,207,434)  (2,161,861)  (4,980,475)    (287,841)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........       21,635    5,509,833     2,753,474       84,874    4,446,219       70,772
----------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........   16,613,567   16,979,726    57,243,908    7,764,406   15,072,125    1,439,907
----------------------------------------------------------------------------------------------------------
   Total increase in net
    assets...............   18,685,435   23,953,691    67,195,418   11,438,531   23,490,798    2,357,321
Net assets
 Beginning of period.....            0   45,820,359    78,370,957    9,583,300   60,576,191    1,424,598
----------------------------------------------------------------------------------------------------------
 End of period...........  $18,685,435  $69,774,050  $145,566,375  $21,021,831  $84,066,989   $3,781,919
----------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......  $         0  $    (4,294) $     (6,598) $      (255) $    (4,891)  $    1,976
----------------------------------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1999

                                                      Small Cap    Special     Strategic
                              Masters       Omega       Value       Equity      Income
                              Fund (a)       Fund        Fund      Fund (b)      Fund
-----------------------------------------------------------------------------------------
Operations
  Net investment income
   (loss)................  $    16,339  $   (32,393) $   61,088  $     (381) $ 1,091,595
  Net realized gains or
   losses on securities,
   futures contracts and
   foreign currency
   related transactions..      907,970    1,643,233     112,099     189,212     (402,121)
  Net change in
   unrealized gains or
   losses on securities
   and foreign currency
   related transactions..    2,908,721    3,434,126     273,682     211,412     (357,337)
-----------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............    3,833,030    5,044,966     446,869     400,243      332,137
-----------------------------------------------------------------------------------------
Distributions to
 shareholders from
  Net investment income..      (17,862)           0     (61,654)          0            0
  Net realized gains.....     (227,439)           0    (200,093)     (7,823)           0
-----------------------------------------------------------------------------------------
   Total distributions to
    shareholders.........     (245,301)           0    (261,747)     (7,823)           0
-----------------------------------------------------------------------------------------
Capital share
  transactions
  Proceeds from shares
   sold..................   15,347,628   15,509,072   3,503,809   2,725,653    9,279,823
  Payment for shares
   redeemed..............     (308,147)    (417,288) (1,274,153)    (63,713)  (2,717,874)
  Net asset value of
   shares issued in
   reinvestment of
   distributions.........      245,301            0     261,747       4,323            0
-----------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........   15,284,782   15,091,784   2,491,403   2,666,263    6,561,949
-----------------------------------------------------------------------------------------
   Total increase in net
    assets...............   18,872,511   20,136,750   2,676,525   3,058,683    6,894,086
Net assets
  Beginning of period....            0    4,038,838   2,281,727           0   11,181,829
-----------------------------------------------------------------------------------------
  End of period..........  $18,872,511  $24,175,588  $4,958,252  $3,058,683  $18,075,915
-----------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income.......  $      (179) $      (253) $        0  $        0  $ 1,062,251
-----------------------------------------------------------------------------------------

(a) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.
(b) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1998

                                                           Global
                                Evergreen   Foundation    Leaders    Growth and
                                  Fund         Fund         Fund     Income Fund
--------------------------------------------------------------------------------
Operations
  Net investment income.....  $   166,541  $ 1,381,766  $   54,640  $   487,853
  Net realized gains or
   losses on securities and
   foreign currency related
   transactions.............    1,153,050    1,192,308     (68,172)   1,366,195
  Net change in unrealized
   gains or losses on
   securities and foreign
   currency related
   transactions.............      407,756    2,722,636   1,018,021     (455,127)
--------------------------------------------------------------------------------
   Net increase in net
    assets resulting from
    operations..............    1,727,347    5,296,710   1,004,489    1,398,921
--------------------------------------------------------------------------------
Distributions to
 shareholders from
  Net investment income.....            0   (1,361,829)    (53,046)    (484,359)
  Net realized gains........   (1,412,932)  (1,143,134)          0   (1,110,182)
--------------------------------------------------------------------------------
   Total distributions to
    shareholders............   (1,412,932)  (2,504,963)    (53,046)  (1,594,541)
--------------------------------------------------------------------------------
Capital share transactions
  Proceeds from shares
   sold.....................   26,319,301   43,723,203   6,009,276   30,800,519
  Payment for shares
   redeemed.................   (3,826,451)  (2,489,319)   (329,929)  (2,711,167)
  Net asset value of shares
   issued in reinvestment of
   distributions............    1,412,932    2,504,963      53,046    1,594,541
--------------------------------------------------------------------------------
   Net increase in net
    assets resulting from
    capital share
    transactions............   23,905,782   43,738,847   5,732,393   29,683,893
--------------------------------------------------------------------------------
   Total increase in net
    assets..................   24,220,197   46,530,594   6,683,836   29,488,273
Net assets
 Beginning of period........   21,600,162   31,840,363   2,899,464   31,087,918
--------------------------------------------------------------------------------
 End of period..............  $45,820,359  $78,370,957  $9,583,300  $60,576,191
--------------------------------------------------------------------------------
Undistributed
  (overdistributed) net
  investment income.........  $   156,544  $    (5,588) $    1,761  $    (1,909)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Variable Annuity Trust
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1998

                              International             Small Cap    Strategic
                                 Growth                   Value       Income
                                Fund (a)    Omega Fund   Fund (b)      Fund
--------------------------------------------------------------------------------
 Operations
  Net investment income
   (loss)...................   $    4,370   $   (9,215) $   25,494  $   413,610
  Net realized losses on
   securities and foreign
   currency related
   transactions.............     (162,719)    (122,678)    (19,832)     (54,784)
  Net change in unrealized
   gains or losses on
   securities and foreign
   currency related
   transactions.............      125,566      820,212      21,276      (40,343)
--------------------------------------------------------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations........      (32,783)     688,319      26,938      318,483
--------------------------------------------------------------------------------
 Distributions to
  shareholders from
  Net investment income.....            0            0     (26,284)    (421,077)
  Net realized gains........            0            0      (2,958)           0
--------------------------------------------------------------------------------
    Total distributions to
     shareholders...........            0            0     (29,242)    (421,077)
--------------------------------------------------------------------------------
 Capital share transactions
  Proceeds from shares
   sold.....................    1,481,797    2,148,396   2,317,719    9,723,293
  Payment for shares
   redeemed.................      (24,416)    (666,191)    (62,930)  (1,064,322)
  Net asset value of shares
   issued in reinvestment of
   distributions............            0            0      29,242      421,077
--------------------------------------------------------------------------------
    Net increase in net
     assets resulting from
     capital share
     transactions...........    1,457,381    1,482,205   2,284,031    9,080,048
--------------------------------------------------------------------------------
      Total increase in net
       assets...............    1,424,598    2,170,524   2,281,727    8,977,454
 Net assets
  Beginning of period.......            0    1,868,314           0    2,204,375
--------------------------------------------------------------------------------
  End of period.............   $1,424,598   $4,038,838  $2,281,727  $11,181,829
--------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income (loss)..   $    1,276   $     (253) $        0  $      (255)
--------------------------------------------------------------------------------

(a) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
(b) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Variable Annuity Trust (the "Trust") consists of Evergreen VA Eq-uity Index Fund ("Equity Index Fund"), Evergreen VA Fund ("Evergreen Fund"), Evergreen VA Foundation Fund ("Foundation Fund"), Evergreen VA Global Leaders Fund ("Global Leaders Fund"), Evergreen VA Growth and Income Fund ("Growth and Income Fund"), Evergreen VA International Growth Fund ("International Growth Fund"), Evergreen VA Masters Fund ("Masters Fund"), Evergreen VA Omega Fund ("Omega Fund"), (formerly Evergreen VA Aggressive Growth Fund), Evergreen Small Cap Value Fund ("Small Cap Value Fund"), (formerly Small Cap Equity Income
Fund), Evergreen Special Equity Fund ("Special Equity Fund") and Evergreen VA Strategic Income Fund ("Strategic Income Fund"), (collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended ("the 1940 Act"). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. For international securities, the Funds value invest-ments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price.

U.S. government obligations, corporate bonds, other fixed income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on mar-ket transactions for comparable securities and analysis of various relation-ships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not available from an independent pricing service (in-cluding restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts that are actually received. The portion of foreign currency gains or losses related to fluctuations in ex-change rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the ex-tent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income and net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to share-holders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses, certain futures contracts, foreign currency transactions, Real Es-tate Investment Trusts, Passive Foreign Investment Companies, payments received in excess of principal on tendered bonds, and certain realized losses on secu-rities re-purchased.

I. Organization Expenses
For Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund, Omega Fund and Strategic Income Fund, organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unam-ortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

Expenses relating to the organization of Equity Index Fund, International Growth Fund, Masters Fund, Small Cap Value Fund and Special Equity Fund have been reflected, in their entirety, in each Fund's operating results in the first twelve months after the commencement of operations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), is the investment advisor for Equity Index Fund and Masters Fund and is paid an advisory fee that is calculated daily and paid monthly at an an-nual rate of 0.40% and 0.95%, respectively, of each Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union Corporation ("First Union"), MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc. are investment managers to the Masters Fund. Subject to the supervision of EIM, each manager manages a segment of the Masters Fund's portfolio in accordance with the Fund's investment objective and policies. The Masters Fund pays no direct fees to the investment managers for their services.

EAMC is the investment advisor to the Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Value Fund and is paid an investment advisory fee that is calculated daily and paid monthly. For Ever-green Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Value Fund, the investment advisory fee is computed at a annual rate of 0.95% of each respective Fund's average daily net assets. Foundation Fund pays an investment advisory fee at an annual rate of 0.825% of its average daily net assets. Lieber & Company, an affiliate of First Union, is investment sub-advisor to the Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund. Lieber & Company provides such services at no additional cost to the Funds.

Lieber & Company also provides brokerage services for Evergreen Fund, Founda-tion Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended December 31, 1999, Evergreen Fund, Foundation Fund, Global Lead-ers Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund in-curred brokerage commissions of $105,105, $110,689, $11,010, $132,632, $6,486 and $7,080, respectively, with Lieber & Company.

Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, is the investment advisor for International Growth Fund, Omega Fund and Strate-gic Income Fund. In return for providing investment management and administra-tive services to the Funds, EIMC is paid an advisory fee that is calculated daily and paid monthly. For International Growth Fund, the investment advisory fee is calculated by applying percentage rates, which start at 0.75% and de-cline as assets increase, to 0.45% of the Fund's average daily net assets. For Omega Fund, EIMC is entitled to receive an annual fee equal to 0.60% of the av-erage daily net assets of the Fund. For Strategic Income Fund, the advisory fee is calculated at an annual rate of 2.00% of the Fund's gross investment income plus an amount which is determined by applying percentage rates, starting at 0.45% and declining as net assets increase to 0.20% per annum, to the average daily net assets of the Fund.

Meridian Investment Company ("MIC"), an indirect, wholly-owned subsidiary of First Union, is the investment advisor to Special Equity Fund. MIC is entitled to receive from Special Equity Fund an annual fee equal to 1.00% of the average daily net assets of the Fund.

For the year ended December 31, 1999, the investment advisors voluntarily waived and/or reimbursed the following amounts:

                                                       Waived  Reimbursed
                                                       ------------------
         Equity Index Fund............................ $15,320  $ 4,522
         Evergreen Fund...............................  43,949        0
         Global Leaders Fund..........................  26,954        0
         Growth and Income Fund.......................  50,584        0
         International Growth Fund....................  17,188   15,830
         Masters Fund.................................  53,184        0
         Small Cap Value Fund.........................  13,058        0
         Special Equity Fund..........................   7,217    6,949

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and The BISYS Group, Inc. ("BISYS") serves as the sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equip-ment and personnel. As sub-administrator to the Funds, BISYS provides the offi-cers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Funds are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the invest-ment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net assets of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and de-cline to 0.004% per annum as net assets increase, to the average daily net as-sets of each Fund.

During the year ended December 31, 1999, the Funds paid or accrued the follow-ing amounts to EIS for administration fees and BISYS for sub-administration fees:

                                        Administration Sub-administration
                                             Fee              Fee
                                        ---------------------------------
         Equity Index Fund.............    $   674           $  187
         Evergreen Fund................     10,838            2,923
         Foundation Fund...............     21,435            5,583
         Global Leaders Fund...........      2,656              713
         Growth and Income Fund........     13,379            3,571
         International Growth Fund.....        427              115
         Masters Fund..................      2,137              527
         Omega Fund....................      1,687              456
         Small Cap Value Fund..........        690              182
         Special Equity Fund...........         93               26
         Strategic Income Fund.........      2,914              781

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a $0.001 par value authorized. Transactions in shares of the Funds were as fol-lows:

                                                       Year Ended December 31,
                                                       ------------------------
                                                          1999         1998
--------------------------------------------------------------------------------
Equity Index Fund (a)
Shares sold...........................................   1,626,422            0
Shares redeemed.......................................      (1,117)           0
Shares issued in reinvestment of distributions........       1,919            0
--------------------------------------------------------------------------------
Net increase..........................................   1,627,224            0
--------------------------------------------------------------------------------

Evergreen Fund
Shares sold...........................................   1,086,105    1,696,668
Shares redeemed.......................................    (380,136)    (250,312)
Shares issued in reinvestment of distributions........     331,321       96,422
--------------------------------------------------------------------------------
Net increase..........................................   1,037,290    1,542,778
--------------------------------------------------------------------------------

Foundation Fund
Shares sold...........................................   3,888,229    3,066,890
Shares redeemed.......................................    (210,326)    (178,716)
Shares issued in reinvestment of distributions........     177,859      175,029
--------------------------------------------------------------------------------
Net increase..........................................   3,855,762    3,063,203
--------------------------------------------------------------------------------

Global Leaders Fund
Shares sold...........................................     713,152      507,154
Shares redeemed.......................................    (143,281)     (29,069)
Shares issued in reinvestment of distributions........       5,490        4,197
--------------------------------------------------------------------------------
Net increase..........................................     575,361      482,282
--------------------------------------------------------------------------------

Growth and Income Fund
Shares sold...........................................     959,190    1,929,361
Shares redeemed.......................................    (300,975)    (177,543)
Shares issued in reinvestment of distributions........     272,834      104,254
--------------------------------------------------------------------------------
Net increase..........................................     931,049    1,856,072
--------------------------------------------------------------------------------

International Growth Fund (b)
Shares sold...........................................     166,805      154,555
Shares redeemed.......................................     (27,055)      (2,887)
Shares issued in reinvestment of distributions........       5,974            0
--------------------------------------------------------------------------------
Net increase..........................................     145,724      151,668
--------------------------------------------------------------------------------

Masters Fund (c)
Shares sold...........................................   1,508,534            0
Shares redeemed.......................................     (29,082)           0
Shares issued in reinvestment of distributions........      21,338            0
--------------------------------------------------------------------------------
Net increase..........................................   1,500,790            0
--------------------------------------------------------------------------------
Omega Fund
Shares sold...........................................     939,320      184,977
Shares redeemed.......................................     (27,094)     (55,735)
--------------------------------------------------------------------------------
Net increase..........................................     912,226      129,242
--------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
(b) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
(c) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.

                                                       Year Ended December 31,
                                                       ------------------------
                                                          1999         1998
--------------------------------------------------------------------------------

Small Cap Value Fund (b)
Shares sold...........................................     352,514      241,643
Shares redeemed.......................................    (127,570)      (6,669)
Shares issued in reinvestment of distributions........      26,058        3,199
--------------------------------------------------------------------------------
Net increase..........................................     251,002      238,173
--------------------------------------------------------------------------------

Special Equity Fund (a)
Shares sold...........................................     263,419            0
Shares redeemed.......................................      (5,564)           0
Shares issued in reinvestment of distributions........         383            0
--------------------------------------------------------------------------------
Net increase..........................................     258,238            0
--------------------------------------------------------------------------------

Strategic Income Fund
Shares sold...........................................     895,646      919,993
Shares redeemed.......................................    (260,018)    (100,550)
Shares issued in reinvestment of distributions........           0       40,670
--------------------------------------------------------------------------------
Net increase..........................................     635,628      860,113
--------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
(b) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 1999:

                              Cost of Purchases      Proceeds from Sales
                           ----------------------- -----------------------
                              U.S.      Non-U.S.      U.S.      Non-U.S.
                           Government  Government  Government  Government
                           -----------------------------------------------
         Equity Index
          Fund...........  $         0 $15,980,841 $         0 $   768,207
         Evergreen Fund..            0  70,175,848           0  56,111,114
         Foundation
          Fund...........   37,997,699  95,892,971  21,964,375  51,869,447
         Global Leaders
          Fund...........            0  10,244,934           0   2,395,204
         Growth and
          Income Fund....            0  63,121,199           0  45,083,532
         International
          Growth Fund....            0   4,552,622           0   3,130,626
         Masters Fund....            0  23,187,797           0   9,105,138
         Omega Fund......            0  24,876,041           0  10,786,862
         Small Cap Value
          Fund...........            0   4,224,319           0   2,191,706
         Special Equity
          Fund...........            0   4,316,620           0   1,939,055
         Strategic Income
          Fund...........   12,461,459  23,857,589  11,738,703  17,201,959

On December 31, 1999, the composition of unrealized gains and losses on securi-ties based on the aggregate cost of securities for federal income tax purposes was as follows:

                                           Gross        Gross     Net Unrealized
                               Tax       Unrealized   Unrealized   Appreciation
                               Cost     Appreciation Depreciation (Depreciation)
                           -----------------------------------------------------
         Equity Index
          Fund...........  $ 16,955,606 $ 2,461,338   $  448,138   $ 2,013,200
         Evergreen Fund..    59,269,044  12,570,018    1,635,686    10,934,332
         Foundation
          Fund...........   128,182,081  20,523,310    3,206,573    17,316,737
         Global Leaders
          Fund...........    15,968,150   5,600,880      829,387     4,771,493
         Growth and
          Income Fund....    70,775,127  18,722,251    5,457,274    13,264,977
         International
          Growth Fund....     3,005,359     868,801       82,125       786,676
         Masters Fund....    16,271,624   3,570,716      691,588     2,879,128
         Omega Fund......    19,791,942   5,174,801      816,846     4,357,955
         Small Cap Value
          Fund...........     4,901,063     698,582      403,540       295,042
         Special Equity
          Fund...........     2,871,266     272,918       70,446       202,472
         Strategic Income
          Fund...........    18,322,216     257,549      642,671      (385,122)

On December 31, 1999, the following Funds had capital loss carryovers for fed-eral income tax purposes as follows:

                                                  Capital Loss
                                                  Carryforward Expiration
                                                  -----------------------
         Global Leaders Fund.....................   $ 47,378      2006
                                                      35,455      2007
         Strategic Income Fund...................     48,609      2006
                                                     318,630      2007

The Strategic Income Fund loaned securities for the year ended December 31, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At December 31, 1999, the value of securities on loan and the value of collateral (including accrued interest) amounted to $769,492 and $786,500, respectively. During the year ended December 31, 1999, the Strategic Income Fund earned $1,082 in income from securities lending.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended December 31, 1999, International Growth Fund, Small Cap Value Fund and Strategic Income Fund incurred and elected to defer $381, $110,166 and $59,756, respectively.

6. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Funds' expenses. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                           Brokerage    Total      Total
                            Credits  Fee Credits  Expense     % of Average
                           Received   Received   Reductions Daily Net Assets
                           -------------------------------------------------
         Equity Index
          Fund...........   $    0     $  208           0         0.00%
         Evergreen Fund..    9,772      3,525      13,297         0.02
         Foundation
          Fund...........    2,543      7,593      10,136         0.01
         Global Leaders
          Fund...........        0      1,525           0         0.01
         Growth and
          Income Fund....        0      2,754           0         0.01
         International
          Growth Fund....        0        666           0         0.03
         Masters Fund....        0        231           0         0.00
         Omega Fund......        0        624           0         0.01
         Small Cap Value
          Fund...........        0        276           0         0.01
         Special Equity
          Fund...........        0        171           0         0.03
         Strategic Income
          Fund...........        0      1,619           0         0.01

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustee. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allo-cated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facil-ity bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed fa-cility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administrative agent was entitled to a fee of $20,000 per annum which was allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Each series of the Trust, except for Eq-uity Index Fund and Special Equity Fund, is a party to this agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and includ-ing January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as pay-ing agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the year ended December 31, 1999, the Funds had no borrowings pursuant to this line of credit.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen VA Equity Index Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Growth and Income Fund, Evergreen VA International Growth Fund, Evergreen VA Masters Fund, Evergreen VA Omega Fund, Evergreen VA Small Cap Value Fund, Evergreen VA Special Equity Fund and Evergreen VA Strategic Income Fund, portfolios of Evergreen Variable Annuity Trust, as of December 31, 1999, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the four-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Variable Annuity Trust as of December 31, 1999, the results of their op-erations, changes in their net assets and financial highlights for the periods described above, in conformity with generally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 4, 2000

                       Additional Information (Unaudited)

 FEDERAL TAX STATUS OF DISTRIBUTIONS

 Pursuant to section 852 of the Internal Revenue Code, Equity Index Fund, Evergreen Fund, Growth and Income Fund and International Growth Fund had designated the following amounts as long-term 20% capital gain distributions for the fiscal year ended December 31, 1999:

                                        Aggregate  Per Share  Date Paid
                                        --------------------------------
         Equity Index Fund............. $   29,513  $0.020    11/26/1999
         Evergreen Fund................ $4,649,620  $1.215    11/26/1999
         Foundation Fund............... $   59,706  $0.009   3/24/1999 &
                                                              11/26/1999
         Growth and Income Fund........ $2,170,831  $0.467    11/26/1999
         International Growth Fund..... $    4,524  $0.016    11/26/1999

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended December 31, 1999 qualified for the dividends and received deductions.

         Equity Index Fund......................................... 25.63%
         Evergreen Fund............................................ 52.62%
         Foundation Fund........................................... 35.50%
         Global Leaders Fund....................................... 52.91%
         Growth and Income Fund.................................... 26.76%
         Masters Fund..............................................  5.73%
         Small Cap Value Fund...................................... 24.30%

                              Variable Annuities

                        NOT           May lose value
                        FDIC
                        INSURED       No bank guarantee

                      Evergreen Investment Services, Inc.


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